UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12
GRIFFIN REALTY TRUST, INC.
(Name of Registrant as Specified in Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

GRIFFIN REALTY TRUST, INC.
1520 E. Grand Avenue
El Segundo, California 90245
YOUR VOTE IS IMPORTANT
Dear Fellow Stockholders:
On behalf of the Board of Directors of Griffin Realty Trust, Inc. (the “Board”), I cordially invite you to attend the annual meeting of stockholders of Griffin Realty Trust, Inc., a Maryland corporation (the “Company”), to be held at 1520 E. Grand Avenue, El Segundo, California 90245, on [ ], 2022 at [ ] A.M. (PT). At the annual meeting, among other things, we will ask stockholders of the Company to consider and vote on a proposal to approve the conversion of the Company from a Maryland corporation to a Maryland real estate investment trust (the “Conversion”), in order to allow the Board to pursue the path to liquidity and value maximization that it considers to be in the best interests of our stockholders in a manner that does not result in substantial adverse tax consequences to you.
As we have previously disclosed, our management and Board have been thoroughly reviewing potential strategic transactions, with the objective of providing liquidity to our stockholders while at the same time maximizing stockholder value. In consultation with our legal and financial advisors, our management and Board have developed a two-step process that our Board believes to be in the best interests of our stockholders.
As the first step, we intend to implement a separation transaction (the “Separation”) pursuant to which the Company will spin off a newly formed company (“IndustrialCo”), the assets of which will primarily consist of the Company’s industrial assets, as well as certain office assets (“IndustrialCo Assets”). IndustrialCo will immediately list its common shares on the New York Stock Exchange. This listing currently is expected to be a direct listing of IndustrialCo’s shares on the New York Stock Exchange (a “Direct Listing”), but may also include a capital raise. You, as a Company stockholder, will receive liquidity from this transaction through receipt of shares of IndustrialCo that will become freely tradeable. You will have the option to retain the shares you receive in IndustrialCo or sell those shares in the market, at such time and price as you elect.
Following the Separation, the Company will continue to own a portfolio of assets (the “Remaining Assets”), and, as the second step in our strategic process, we intend to liquidate the Company by selling the Remaining Assets at the optimal time and in the optimal manner, as determined by our management and Board. You will receive liquidity with respect to your interest in the Company through distributions of the net proceeds of sales of the Remaining Assets over time.
We believe the Separation will maximize stockholder value because it (i) will place the IndustrialCo Assets, which we believe are favorably valued by the market relative to our other assets, in a publicly traded vehicle which has the potential to trade at an attractive price, and (ii) will enable the Remaining Assets to be sold in the private market at the optimal time, which we believe will generate higher returns to stockholders than placing those assets in a publicly traded vehicle.
Your approval of the Conversion is important because it will enable the Board to pursue the path to liquidity and value maximization that it considers to be in the best interests of our stockholders in a manner that does not result in substantial adverse tax consequences to you. The Conversion has the added benefit of maximizing value to our stockholders by eliminating future costs, risks and delays associated with obtaining additional stockholder approvals in the future. As described in more detail below, we believe the Conversion is beneficial because:
•
the Company can complete the Separation and proceed to liquidate the Company in the most tax efficient manner for you, which it will do pursuant to a plan of liquidation that our Board expects to adopt immediately prior to the Separation;

•
the Company can sell its Remaining Assets and thereafter wind-up and dissolve without the costs, risks and delays associated with obtaining one or more additional stockholder approvals in the future; and

•	the Conversion provides the Board with flexibility to determine the optimal time to complete the Separation and adopt the plan of liquidation, based on market conditions.
If the Conversion is not approved, the Board still intends to proceed with the Separation, but without the plan of liquidation. As a result, the Separation may result in substantial adverse tax consequences for our stockholders. In addition, the Company may incur costs, risks and delays to complete the liquidation process.
We also are asking our stockholders to (i) elect eight nominees to our Board, (ii) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) approve, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers (“say on pay” vote), and (iv) approve the adjournment of the annual meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Conversion.
After careful consideration, our Board has unanimously approved the Conversion, and has declared the Conversion advisable and in the best interests of the Company and our stockholders. Accordingly, our Board recommends that you vote “FOR” the approval of the Conversion. In addition, our Board has unanimously approved the other matters being submitted to our stockholders. Accordingly, our Board also recommends that you vote “FOR” the election of each of the director nominees to our Board of Directors, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, “FOR” the approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s Named Executive Officers, and “FOR” the approval of any adjournments of the annual meeting for the purpose of soliciting additional proxies if there are insufficient votes to approve the Conversion.
The proxy statement provides you with more specific information concerning the annual meeting, the Conversion, the election of each of the nominees to our Board, the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, the “say on pay” vote, and the approval of any adjournments of the annual meeting.
IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, in order to achieve a quorum and to avoid delays and additional costs, we need substantial stockholder voting participation by proxy or in person at the annual meeting. I urge you to vote as soon as possible. You may vote your shares at the annual meeting by authorizing a proxy over the Internet, by telephone or by completing, signing, and returning your proxy card. Thank you in advance for your participation.
As always, we are relentlessly focused on maximizing the value of your investment, and providing liquidity to our stockholders is a top priority for us. We look forward to seeing you at the meeting.
Sincerely,

Michael J. Escalante
Chief Executive Officer & President

GRIFFIN REALTY TRUST, INC.
1520 E. Grand Avenue
El Segundo, California 90245
PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held [ ], 2022
To the Stockholders of Griffin Realty Trust, Inc.:
I am pleased to invite you to the annual meeting of stockholders of Griffin Realty Trust, Inc. (the “Company”). The annual meeting will be held on [ ], 2022 at [ ] A.M. (PT), at the offices of the Company located at 1520 E. Grand Avenue, El Segundo, California 90245.
At the meeting, you will be asked to:
1.
Consider and vote upon a proposal to approve the conversion of the Company from a Maryland corporation to a Maryland real estate investment trust, as contemplated by the Plan of Conversion of Griffin Realty Trust, Inc., in order to allow the Board of Directors to pursue the path to liquidity and value maximization that it considers to be in the best interests of stockholders in a manner that does not result in substantial adverse tax consequences to you (the “Conversion Proposal”);

2.	Elect eight directors, each to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualify;
3.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022;
4.	Approve, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers; and
5.
Consider and vote upon a proposal to approve the adjournment of the annual meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Conversion Proposal.

We will also consider other business that properly comes before the annual meeting in accordance with Maryland law and our bylaws.
Our Board of Directors has fixed [ ], 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment thereof. Only record holders of common stock, including shares of Class A, Class AA, Class AAA, Class T, Class D, Class S, Class I and Class E common stock, on the record date are entitled to notice of and to vote at the annual meeting.
I urge you to carefully read the accompanying proxy statement, as it explains the reasons for the proposals to be voted on at the annual meeting and contains other important information. If you have questions about these proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, Georgeson LLC, at 866-482-5136.
Important Notice-Contingent Virtual Meeting: Although we currently intend to hold our annual meeting in person at our offices, we may announce alternative arrangements (including safety protocols for in person meeting attendance) if federal, state or local governments impose restrictions regarding the COVID-19 pandemic that impact our ability to hold an in-person meeting. We encourage you to monitor the “Investors” section of our website at www.grtreit.com for any updates regarding the annual meeting.
You are cordially invited to attend the annual meeting. Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the annual meeting. Every stockholder’s vote is important to us. To make voting easier for you, you may vote your shares by proxy in one of three ways: (1) by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the envelope provided; (2) online at the address printed on your proxy card and entering the control number that appears on the proxy card; or (3) by calling the toll free number printed on your proxy card and following the prompts provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of our Board of Directors.
YOUR VOTE IS VERY IMPORTANT. Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
By Order of the Board of Directors,

Nina Momtazee Sitzer
General Counsel, Chief Administrative Officer and Secretary
El Segundo, California
[ ], 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON [ ], 2022:
Pursuant to the U.S. Securities and Exchange Commission’s “notice and access” rules, we have elected to provide access to our proxy materials via the Internet. We anticipate sending a Notice of Internet Availability of Proxy Materials to our stockholders on or about [ ], 2022 that provides instructions on how to access our proxy materials on the Internet. Please read the enclosed information carefully before submitting your proxy.

i

Griffin Realty Trust, Inc.
1520 E. Grand Avenue
El Segundo, California 90245

PROXY STATEMENT

Introduction
The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Griffin Realty Trust, Inc. (the “Company”) for use at the annual meeting of our stockholders and at any adjournment or postponement thereof. References in this proxy statement to “GRT,” “we,” “us,” “our” or like terms also refer to the Company. The mailing address of our principal executive offices is 1520 E. Grand Avenue, El Segundo, California 90245. We expect to mail the notice of the annual meeting, this proxy statement and the accompanying proxy to our stockholders on or about [ ], 2022. Our 2021 Annual Report to Stockholders will be included in the mailing of the notice of the annual meeting, this proxy statement and proxy to our stockholders.
QUESTIONS AND ANSWERS
Questions about the annual meeting and voting
Q:	When and where will the annual meeting be held?
A:	Our 2022 annual meeting of stockholders will be held on [ ], 2022 at [ ] A.M. (PT). The meeting will be held at the Company’s offices at 1520 E. Grand Avenue, El Segundo, California 90245.
Q:	Could emerging developments regarding the coronavirus (COVID-19) affect our ability to hold an in-person annual meeting?
A:
We continue to monitor the developments regarding the coronavirus (COVID-19). Although we currently intend to hold our annual meeting in person at our offices, we are sensitive to the public health and travel concerns stockholders may have and the requirements that federal, state, and local governments may impose. In the event we determine that we need to conduct our annual meeting solely by means of remote communication, we will announce the change and provide instructions on how stockholders can participate in the annual meeting via press release and by filing additional soliciting materials with the Securities and Exchange Commission (the “SEC”). The press release will also be available on our website at www.grtreit.com. If you currently plan to attend the annual meeting in person, please check our website two weeks prior to the annual meeting. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.

Q:	What is the purpose of the meeting?
A:	At the meeting, you will be asked to:
•
consider and vote upon a proposal to approve the conversion of the Company from a Maryland corporation to a Maryland real estate investment trust (a “Maryland REIT”), as contemplated by the Plan of Conversion of Griffin Realty Trust, Inc. (the “Conversion”), in order to allow the Board of Directors to pursue the path to liquidity and value maximization that it considers to be in the best interests of stockholders in a manner that does not result in substantial adverse tax consequences to you (the “Conversion Proposal”);

•	elect eight directors, each to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualify;
•	ratify the appointment of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022;
•	approve, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers (“say on pay” vote);

•
consider and vote upon a proposal to approve the adjournment of the annual meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Conversion Proposal (the “Adjournment Proposal”); and

•	conduct such other business as may properly come before the annual meeting or any adjournment thereof.
Our Board of Directors is not aware of any matters that may be acted upon at the annual meeting other than the matters set forth in the first three bullet points listed above.
Q:	Who can vote at the meeting?
A:
Stockholders of record on [ ], 2022, or the record date, are entitled to receive notice of the annual meeting and to vote the shares of common stock, including shares of Class A, Class AA, Class AAA, Class T, Class D, Class S, Class I and Class E common stock that they hold on that date. As of the record date, we had [ ] Class A shares, [ ] Class AA shares, [ ] Class AAA shares, [ ] Class T shares, [ ] Class D shares, [ ] Class S shares, [ ] Class I shares and [ ] Class E shares of common stock issued, outstanding and eligible to vote.

Q:	How many votes do I have?
A:
Each outstanding share of Class A, Class AA, Class AAA, Class T, Class D, Class S, Class I and Class E common stock entitles its holder to cast one vote with respect to each matter to be voted upon at the annual meeting.

Q:	How can I vote?
A:	You may vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:
•	via mail, by completing, signing, dating and returning your proxy card in the enclosed envelope;
•	via the Internet at address printed on your proxy card and entering the control number that appears on the proxy card; or
•	via telephone by calling the toll free number printed on your proxy card and following the prompts provided.
Regardless of whether you intend to attend the annual meeting, we encourage you to vote by proxy in accordance with one of the methods described above. Every stockholder’s vote is important to us. If you vote by proxy, you may still attend the annual meeting and vote in person. If you do so, any previous votes that you submitted, whether by mail, the Internet or telephone, will be revoked by the vote that you cast at the annual meeting.
Q:	How will my proxies be voted?
A:
Shares represented by valid proxies will be voted in accordance with the directions given on the relevant proxy card. If a proxy card is signed and returned without any directions given, the individuals named on the card as proxy holders will vote (1) “FOR” the Conversion Proposal, (2) “FOR” the election of each of the eight director nominees, (3) “FOR” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2022, (4) “FOR” the advisory (non-binding) vote on the compensation paid to our Named Executive Officers (“say on pay”), and (5) “FOR” the Adjournment Proposal. If other matters requiring the vote of our stockholders come before the meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in accordance with their best judgment in such matters.

Q:	What are the Board of Directors’ voting recommendations?
A:	Our Board of Directors recommends that you vote:
•	“FOR” the Conversion Proposal;
•	“FOR” the election of each of the eight director nominees;
•	“FOR” the ratification of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2022;
•	“FOR” the advisory (non-binding) proposal regarding the compensation paid to our Named Executive Officers (“say on pay”); and
•	“FOR” the Adjournment Proposal.
Q:	How can I change my vote or revoke my proxy?
A:
You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a later-dated proxy (via mail, the Internet or telephone), by attending the annual meeting and voting in person or by written notice addressed to: Griffin Realty Trust, Inc., Attention: Secretary, 1520 E. Grand Avenue, El Segundo, California 90245. To be effective, a proxy revocation must be received by us at or prior to the annual meeting. If your shares are held by a broker, bank or any other persons holding shares on your behalf, you must contact that institution to revoke a previously authorized proxy.

Q:	What vote is required to approve each proposal?
A:
Conversion. Approval of the Conversion Proposal requires the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, if a quorum is present. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Election of Directors. The election of each of the nominees for director requires the affirmative vote of stockholders holding a majority of shares entitled to vote who are present in person or by proxy at the annual meeting, if a quorum is present. There is no cumulative voting in the election of our directors. Abstentions and broker non-votes will have the same effect as a vote against this proposal.
Ratification of Appointment of Independent Accounting Firm. The ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2022 requires the affirmative vote of a majority of the votes cast on such proposal, if a quorum is present. Abstentions and broker non-votes will have no impact on the vote on this proposal.
Approval of Say on Pay. Approval of the advisory (non-binding) vote on the compensation paid to our Named Executive Officers (“say on pay”) requires the affirmative vote of a majority of the votes cast on such proposal, if a quorum is present. Abstentions and broker non-votes will have no impact on the vote on this proposal. As an advisory vote, this proposal is not binding upon us. However, the Compensation Committee of our Board of Directors, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our stockholders and will consider the outcome of the vote when making future compensation decisions.
Adjournment. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on such proposal, if a quorum is present. Abstentions and broker non-votes will have no impact on the vote on this proposal.
Q:	What constitutes a “quorum”?
A:
The presence at the annual meeting, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting on any matter constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Q:	Who will bear the costs of soliciting votes for the meeting?
A:
We will bear the entire cost of the solicitation of proxies from our stockholders. We have retained Georgeson LLC to assist us in the solicitation of proxies for an estimated fee of $25,000 plus out-of-pocket expenses. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.
Q:	What if I receive only one set of proxy materials although there are multiple stockholders at my address?
A:
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports to stockholders, which allows us to send a single set of any annual report and/or proxy statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Griffin Realty Trust, Inc., Attention: Secretary, 1520 E. Grand Avenue, El Segundo, California 90245 or call us at (310) 606-3200. Also, if your household currently receives multiple copies of disclosure documents and you would like to receive just one set, please contact us at the same address and phone number.
Q:	How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?
A:
In order for a stockholder proposal to be properly submitted for presentation at our annual meeting next year, we must receive written notice of the proposal at our executive offices during the period beginning on [ ], 2023 and ending [ ], 2023; provided, however, that in the event that the date of mailing of the notice for the 2023 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the 2022 annual meeting, notice must be delivered not earlier than the 120th day prior to the date of mailing of the notice for the 2023 annual meeting and not later than 5:00 p.m., local time, on the later of the 90th day prior to the date of mailing of the notice for the 2023 annual meeting or the 10th day following the day on which disclosure of the date of mailing of the notice for the 2023 annual meeting is first made. If you wish to present a proposal for inclusion in the proxy materials for next year’s annual meeting, we must receive written notice of your proposal at our executive offices no later than [ ], 2023; provided, however, that in the event that the date of the 2023 annual meeting is advanced or delayed by more than 30 days from the date of the 2022 annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. If you intend to solicit proxies in support of director nominees other than the Company’s nominees, we must receive written notice of your proxy solicitation no later than [ ], 2023; provided, however, that in the event that the date of the 2023 annual meeting is advanced or delayed by more than 30 days from the date of the 2022 annual meeting, then notice must be provided by the later of 60 days prior to the date of the 2023 annual meeting or the 10th day following the day on which public announcement of the date of the 2023 annual meeting is first made. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Griffin Realty Trust, Inc., Attention: Secretary, 1520 E. Grand Avenue, El Segundo, California 90245. For additional information, see the “Stockholder Proposals” section in this proxy statement.

Q:	Who can help answer my questions?
A:
If you have any questions about the annual meeting, any of the proposals, how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor, Georgeson LLC, at: 866-482-5136. Representatives are available Monday through Friday 9:00 A.M. to 10:00 P.M. (ET).

Q:	What happens if the annual meeting is postponed or adjourned?
A:
If the annual meeting is postponed or adjourned due to a lack of a quorum or to solicit additional proxies, we intend to reconvene the annual meeting as soon as reasonably practical, and in any event within 120 days of the record date. Your proxy will still be effective and may be voted at the postponed or adjourned annual meeting, and you will still be able to change or revoke your proxy until it is voted at the postponed or adjourned annual meeting, if such annual meeting occurs within 120 days of the record date.

Questions About the Conversion Proposal
Q:	What is the proposed Conversion?
A:
The proposed Conversion is the conversion of the Company, as a legal entity, from a Maryland corporation to a Maryland REIT, as contemplated by the Plan of Conversion attached hereto as Appendix A-2, in order to allow the Board of Directors to pursue the path to liquidity and value maximization that it considers to be in the best interests of stockholders in a manner that does not result in substantial adverse tax consequences to you.

Other than stockholder approval, there are no conditions required to convert to a Maryland REIT by causing the filing of a new declaration of trust and articles of conversion with the State of Maryland to effect our conversion to a Maryland REIT form of organization. Following the Conversion, we would continue as a Maryland REIT governed by a new declaration of trust and Title 8 of the Maryland Corporations and Associations Code (the “Maryland REIT Law”) and possessing all of the rights, privileges and obligations of the Company prior to the effectiveness of the Conversion, including all of the Company’s assets and liabilities.
Q:	What are the reasons for the Conversion?
A:
As we have previously disclosed, our management and Board have been thoroughly reviewing potential strategic transactions, with the objective of providing liquidity to our stockholders while at the same time maximizing stockholder value. In consultation with our legal and financial advisors, our management and Board have developed a two-step process that our Board believes to be in the best interests of our stockholders.

As the first step, we intend to implement a separation transaction (the “Separation”) pursuant to which the Company will spin off a newly formed company (“IndustrialCo”), the assets of which will primarily consist of the Company’s industrial assets, as well as certain office assets (“IndustrialCo Assets”). IndustrialCo will immediately list its common shares on the New York Stock Exchange (“NYSE”). This listing currently is expected to be a direct listing of IndustrialCo’s shares (a “Direct Listing”), but may also include a capital raise. You, as a Company stockholder, will receive liquidity from this transaction through receipt of freely tradeable shares of IndustrialCo, either immediately in the case of a Direct Listing, or several months following the Separation in the case of certain capital raises (e.g., if such capital raise requires an underwriter’s lock-up, after such lock-up expires).
Following the Separation, the Company will continue to own a portfolio of assets (the “Remaining Assets”), and, as the second step in our strategic process, we intend to liquidate the Company by selling the Remaining Assets at the optimal time and in the optimal manner, as determined by our management and Board. You will receive liquidity with respect to your interest in the Company through distributions of the net proceeds of sales of the Remaining Assets over time.
As described in more detail below, the Board believes the Separation and ultimate liquidation of the Company through the sale of the Remaining Assets is in the best interests of our stockholders and is a key component of our strategic process. The Board further believes it is important to effect the Separation at a time and in a manner that maximizes value for the Company’s stockholders. However, the Separation is a taxable event for our stockholders, and if a plan of liquidation is not adopted by the Company prior to the Separation, stockholders likely will recognize significant taxable gain as a result of the Separation.
If the Conversion is approved, we would convert to a Maryland REIT at a time determined by the Board. Thereafter, the Board will determine when to effect the Separation based on market conditions and, pursuant to the proposed Declaration of Trust, the Board will have the authority, without further stockholder approval, to adopt a plan of liquidation for the Company, which the Board intends to adopt before the Separation is effected, resulting in more favorable tax consequences to our stockholders, as described below.
Q:	What will happen to my share of Class A, Class AA, Class AAA, Class T, Class D, Class S, Class I and Class E common stock in the Conversion?
A:
Upon effectiveness of the Conversion, by virtue of the Conversion and without further action on the part of the Company or our stockholders, each outstanding share of Class A, Class AA, Class AAA, Class T, Class D, Class S, Class I and Class E common stock will cease to exist as stock in the Company as a Maryland corporation and will then exist as a corresponding share of beneficial interest in the Company existing as a Maryland REIT. The net asset value per share (“NAV”) of the Company allocable to the shares of each applicable class of shares will not change as a result of the Conversion.

Q:	How will my rights as a stockholder change as a result of the Conversion?
A:
Upon converting to a Maryland REIT, our principal governing document will be a new declaration of trust (the “Declaration of Trust”) rather than our Second Articles of Amendment and Restatement (our “Existing Charter”). Except as described below, our Declaration of Trust will be substantively identical to the Existing Charter, other than revisions necessary to reflect our new name and form of organization as a Maryland REIT and other immaterial drafting changes as reflected in the form of Declaration of Trust attached hereto as Appendix A-1.

The principal substantive differences between the Declaration of Trust and the Existing Charter are to allow the following to be accomplished by the Board without additional stockholder approval: (i) liquidation or dissolution of the Company, and (ii) sales of all or substantially all of the assets of the Company. As described herein, the reason for these changes is to permit the Company to complete the Separation and ultimate liquidation of the Company in a manner that does not result in substantial adverse tax consequences to you and permits us to avoid future costs, risks and delays associated with obtaining additional stockholder approvals in the future. See the section entitled “Proposal 1—Conversion of the Company From a Maryland Corporation to a Maryland Real Estate Investment Trust—Comparison of Rights of Stockholders” for a comparison of the rights of our stockholders before the Conversion and our shareholders after the Conversion.
Q:	What are the tax consequences of the Conversion to me?
A:
We expect that the Conversion will qualify as a tax-free F reorganization, and as a result U.S. Holders should not recognize any gain or loss on the Conversion. For more information, including the U.S. federal income tax consequences of the Conversion to tax-exempt U.S. Holders and non-U.S. Holders, see “—Material U.S. Federal Income Tax Consequences of the Conversion” on page 12 in this proxy statement.

Q:	What happens if the Conversion Proposal is not approved?
A:
If the Conversion Proposal is not approved, the Board still intends to proceed with the Separation. Proceeding with the Separation without the Conversion, however, may result in substantial adverse tax consequences for you because a significant portion of the distribution of IndustrialCo shares to you as part of the Separation would constitute a dividend on which you will be required to pay taxes during the year in which the distribution occurs. Any dividend likely would be a capital gain dividend, taxable as capital gain. This gain will not be able to be offset by any loss that you may recognize in future years upon a disposition of your stock in the Company, in the context of a liquidation of the Company or otherwise.

In addition, if the Conversion does not occur, the Company may incur costs, risks and delays as it sells the Remaining Assets and completes the liquidation process, because (i) the Board would need stockholder approval for any transaction constituting a sale of all or substantially all of our Remaining Assets, and the need for stockholder approval in this circumstance could negatively impact our ability to execute on any transaction or could negatively impact the terms and conditions of a sale, and (ii) the Board would need further stockholder approval to liquidate and dissolve the Company, which would result in the Company incurring additional costs. Accordingly, our ability to realize the best value for the Remaining Assets may be adversely impacted, and as a result the distributions you receive from the Company may be less than they would have been if the Company did not have to seek additional stockholder approvals.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.
The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the COVID-19 pandemic and resulting economic disruption on the markets in which we operate and on work-from-home trends, occupancy, rent deferrals and the financial condition of the Company’s tenants; whether any easing of the pandemic or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire, including the approximately 10% of office lease expirations scheduled to occur prior to or at the end of 2023 (as a percentage of our contractual base rent before abatements and deducting base year operating expenses for gross and modified gross leases); future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; whether we will continue to publish our net asset value on an annual basis, more frequently or at all; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether the Separation will maximize stockholder value; whether the NYSE will admit IndustrialCo shares for trading; whether any listing of IndustrialCo shares on the NYSE will be accompanied by a capital raise; whether we will be successful in liquidating the Company following the Separation by selling the Remaining Assets at the optimal time and in the optimal manner, as determined by our management and Board; whether the Conversion will qualify as a tax-free F reorganization; whether the Separation will occur before the end of 2022 or at all; whether we will effect the Separation at the time and in a manner that maximizes value for the Company’s stockholders; whether the Board will abandon the Separation after determining that it is no longer in the best interests of our stockholders to pursue the Separation; when stockholders will receive any net proceeds in connection with the disposition of the Remaining Assets; whether we will succeed in our investment objectives; whether the combination of net proceeds from the ultimate sale of your shares of IndustrialCo and the distribution of the net proceeds by the Company from the sale of the Remaining Assets will equal our current NAV; any fluctuation and/or volatility of the trading price of IndustrialCo shares; the amount of the net proceeds to be received by our stockholders from the sale of the Remaining Assets; statements about the expected benefits of the Conversion and/or the Separation; our ability to find purchasers for the Remaining Assets on such terms as our Board determines to be in the best interests of our stockholders; unanticipated difficulties or expenditures relating to the Conversion and/or the Separation or the pursuit of sales of our Remaining Assets; the response of stockholders, tenants, business partners and competitors to the announcement of the Conversion and/or the Separation; legal proceedings that may be instituted against us and others related to the Conversion and/or the Separation; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management’s attention from ongoing business operations due to pursuit of strategic initiatives; and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this proxy statement. Furthermore, the Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.
Our stockholders are cautioned not to place undue reliance on any forward-looking statement in this proxy statement. All forward-looking statements are made as of the date of this proxy statement, and the risk that actual results will differ materially from the expectations expressed in this proxy statement may increase with the passage of time. In light of the significant uncertainties inherent in the forward-looking statements in this proxy statement, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this proxy statement will be achieved.

PROPOSAL 1 – CONVERSION OF THE COMPANY FROM A MARYLAND CORPORATION TO A MARYLAND REAL ESTATE INVESTMENT TRUST
Overview of Proposal
We are seeking stockholder approval of a proposal to approve the conversion of the Company’s legal form of organization from a Maryland corporation to a Maryland REIT, as contemplated by the Plan of Conversion. The Conversion is important because it will allow the Board to pursue the path to liquidity and value maximization that it considers to be in the best interests of our stockholders in a manner that does not result in substantial adverse tax consequences to you. The Conversion has the added benefit of maximizing value to our stockholders by eliminating future costs, risks and delays associated with obtaining additional stockholder approvals in the future.
Background and Detail Regarding Our Strategic Process and the Path to Liquidity
As we have previously disclosed, our management and Board have been thoroughly reviewing potential strategic transactions, with the objective of providing liquidity to our stockholders while at the same time maximizing stockholder value. In consultation with our legal and financial advisors, our management and Board have developed a two-step process that our Board believes to be in the best interests of our stockholders.
As the first step, we intend to implement the Separation, pursuant to which the Company will spin off IndustrialCo, the assets of which will consist of the IndustrialCo Assets. IndustrialCo will immediately list its common shares on the NYSE. This listing currently is expected to be a Direct Listing of IndustrialCo’s shares, but may also include a capital raise. You, as a Company stockholder, will receive liquidity from this transaction through receipt of freely tradeable shares of IndustrialCo, either immediately in the case of a Direct Listing, or several months following the Separation in the case of certain capital raises (e.g., if such capital raise requires an underwriter’s lock-up, after such lock-up expires). You will have the option to retain the shares you receive in IndustrialCo or sell those shares in the market, at such time and price as you elect.
Following the Separation, the Company will continue to own the Remaining Assets, and it is expected that the Company will change its name prior to the completion of the Separation. As the second step in our strategic process, we intend to liquidate the Company by selling the Remaining Assets at the optimal time and in the optimal manner, as determined by our management and Board. You will receive liquidity with respect to your interest in the Company through distributions of the net proceeds of sales of the Remaining Assets over time. Once the last of our Remaining Assets is sold and the net proceeds distributed to our stockholders, management will wind-up and dissolve the Company.
We believe the Separation will maximize stockholder value because it (i) will place the IndustrialCo Assets, which we believe are favorably valued by the market relative to our other assets, in a publicly traded vehicle which has the potential to trade at an attractive price, and (ii) will enable the Remaining Assets to be sold in the private market at the optimal time, which we believe will generate higher returns to stockholders than placing those assets in a publicly traded vehicle.
Why Approval of the Conversion is an Important Part of Our Strategic Process
The Board believes the Separation and ultimate liquidation of the Company through the sale of the Remaining Assets is in the best interests of our stockholders and is a key component of our strategic process. The Board further believes it is important to effect the Separation at a time and in a manner that maximizes value for the Company’s stockholders. However, the Separation is a taxable event for our stockholders, and if the Separation is completed prior to the adoption of a plan of liquidation by the Company, stockholders likely will recognize significant taxable gain as a result of the Separation.
Your approval of the Conversion is important because it will enable the Board to pursue the path to liquidity and value maximization that it considers to be in the best interest of our stockholders in a manner that does not result in substantial adverse tax consequences to you. The Conversion has the added benefit of maximizing value to our stockholders by eliminating future costs, risks and delays associated with obtaining additional stockholder approvals in the future.
If the Conversion is approved, we would convert to a Maryland REIT at a time determined by the Board. Thereafter, the Board will determine when to effect the Separation based on market conditions and, pursuant to the proposed Declaration of Trust, the Board will have the authority, without further stockholder approval, to adopt a plan of liquidation for the Company, which the Board intends to adopt before the Separation is effected, resulting in more favorable tax consequences to our stockholders. If the Conversion is approved, the Board currently intends to adopt a plan of liquidation and complete the Separation before the end of 2022, subject to market conditions.
From a tax standpoint, if the Conversion is approved and the plan of liquidation is adopted before the Separation as contemplated, the distribution of IndustrialCo shares (and later distributions of cash or property) to you would qualify as a “liquidating distribution” that would represent a return of capital, taxable only to the extent that the value of the IndustrialCo shares, other property, or cash exceeds your tax basis in your Company stock. This return of capital would reduce your basis in your shares of the Company, resulting in the distribution not being taxable currently to the extent you have a basis in your shares in an amount at least equal to the amount of the distribution.
Effect of Not Approving the Conversion
If the Conversion Proposal is not approved, the Board still intends to proceed with the Separation. Proceeding with the Separation without the Conversion, however, may result in substantial adverse tax consequences for you because a significant portion of the distribution of IndustrialCo shares to you as part of the Separation would constitute a dividend on which you will be required to pay taxes during the year in which the distribution occurs. Any dividend likely would be a capital gain dividend, taxable as capital gain. This gain will not be able to be offset by any loss that you may recognize in future years upon a disposition of your stock in the Company, in the context of a liquidation of the Company or otherwise.
In addition, if the Conversion does not occur, the Company may incur costs, risks and delays as it sells the Remaining Assets and completes the liquidation process, because (i) the Board would need stockholder approval for any transaction constituting a sale of all or substantially all of our Remaining Assets, and the need for stockholder approval in this circumstance could negatively impact our ability to execute on any transaction or could negatively impact the terms and conditions of a sale, and (ii) the Board would need further stockholder approval to liquidate and dissolve the Company, which would result in the Company incurring additional costs. Accordingly, our ability to realize the best value for the Remaining Assets may be adversely impacted, and as a result the distributions you receive from the Company may be less than they would have been if the Company did not have to seek additional stockholder approvals.
Timing of Separation
As noted above, the Board currently intends to complete the Separation before the end of 2022. However, there is no assurance that the Company will complete the Separation or when it would do so. The Board may abandon the Separation if it determines that it is no longer in the best interests of our stockholders to pursue the Separation. Even if the Company does complete the Separation, there is no assurance as to when stockholders will receive net proceeds in connection with the disposition of the Remaining Assets or that we will achieve our investment objectives.
You should understand that if the Conversion is approved, our stockholders are effectively approving the future liquidation and dissolution of the Company and the sale of the Company’s Remaining Assets in connection with such liquidation and dissolution by giving our management and Board the ability to make all of these determinations in the future. No further stockholder approvals are expected to be sought in connection with these transactions if the Conversion is approved.
Distributions to Stockholders as a Result of the Separation and Subsequent Liquidation of the Company
As previously disclosed, the Company announced an updated NAV of $7.42 as of June 30, 2022. If the Board proceeds with the Separation and subsequent liquidation of the Company, you will receive liquidity through two sources: (i) the ultimate sale of your shares of IndustrialCo, at the time and price of your choosing; and (ii) the distribution of net proceeds by the Company from the sale of the Remaining Assets. There can be no assurance that the amount you receive from these two sources will equal our current NAV.
The value of the shares that you will receive in IndustrialCo in the Separation will depend on the trading price of such shares at the time you choose to sell your shares, and so the amount you may realize from the sale of these shares cannot be estimated. The amount that you may realize from the shares you receive in IndustrialCo will fluctuate based on the trading price of such shares, and thus may vary materially from the NAV associated with the IndustrialCo Assets.
Because the timing of the sale of the Company’s Remaining Assets is uncertain, and such sales may occur over time, the amount of net proceeds to be received by our stockholders as part of the liquidation of these assets is not determinable at this time. Further, the portion of the Company’s NAV attributable to the Company’s Remaining Assets will not be determinable until the terms of the Separation are finalized. The amount that stockholders may realize from the liquidation of the Company’s Remaining Assets will be dependent on market factors at the time of sales of individual assets, which sales will occur over time as necessary to realize the value with respect to these assets at the optimal time and in the optimal manner, as determined by our management and Board. Furthermore, our NAV may not accurately represent the amount of proceeds we would receive from sales of our assets, as, for example, it does not factor in transaction costs associated with the sales of assets or the costs of operating our Company as a going concern during the pendency of the liquidation process. As a result, there is no assurance that stockholders will receive net proceeds from these liquidating transactions that approximate the NAV attributable to the Company’s Remaining Assets.
Mechanics and Effects of the Conversion
Our Board of Directors has declared advisable the conversion of the Company from a Maryland corporation to a Maryland REIT, to be known as “Griffin Realty Trust,” or such other name as the Board determines to be appropriate, in accordance with the MGCL and pursuant to a new Declaration of Trust attached hereto as Appendix A-1, the Plan of Conversion attached hereto as Appendix A-2, and the Articles of Conversion attached hereto as Appendix A-3. The Plan of Conversion sets forth the terms and conditions of the Conversion, while the Articles of Conversion are required to be filed with the State of Maryland to effect the Conversion.
If the Conversion is approved by our stockholders, we would convert to a Maryland REIT at a time determined by the Board before the Separation by causing the filing of the Declaration of Trust and Articles of Conversion with the State of Maryland to effect the Conversion. At the effective time of the Conversion, the Company will cease to exist as a Maryland corporation and will then exist as a Maryland REIT deemed, for all purposes of Maryland law, to be the same entity as immediately prior to the effectiveness of the Conversion, but will then be governed by the Declaration of Trust and the Maryland REIT Law rather than the Company’s Existing Charter and the MGCL. We will be a continuation of the Company possessing all of the rights, privileges and obligations of the Company prior to the effectiveness of the Conversion, including all of the Company’s assets and liabilities. The Board of Trustees of the Company (which will be comprised of all of the persons who were members of the Board of Directors of the Company immediately prior to the Conversion) is expected to amend and restate the Company’s bylaws, on substantially the same terms as the existing amended and restated bylaws of the Company (our “Existing Bylaws”), to reflect the Company’s new name and form of organization as a Maryland REIT at the time of the Conversion and to make other non-substantive changes.
Upon effectiveness of the Conversion, by virtue of the Conversion and without further action on the part of the Company or the Company’s stockholders, each outstanding share of Class A, Class AA, Class AAA, Class T, Class D, Class S, Class I and Class E common stock will cease to exist as stock in the Company as a Maryland corporation and will then exist as a corresponding share of beneficial interest in the Company existing as a Maryland REIT, which change has no economic impact to you and has no effect on your contract rights.
The full text of the proposed Declaration of Trust is attached hereto as Appendix A-1 and has been marked in Appendix A-4 to reflect the differences from the Existing Charter. The summary of the proposed Declaration of Trust set forth below is qualified in its entirety by reference to Appendix A-1 and A-4, which you should read in their entirety.
Comparison of Rights of Stockholders
Appendix A-5 sets forth a comparison of the material rights of holders of our common stock prior to the Conversion to the material rights of holders of our shares of beneficial interest following the Conversion based on our governing documents, the MGCL and/or Maryland REIT Law, as applicable. This comparison summarizes the certain substantive differences, some of which may be material (as noted in the following paragraphs), in such rights, but is not intended to list or summarize all of the differences.

If the Conversion is effected, we will be a Maryland REIT governed by the Maryland REIT Law, the proposed Declaration of Trust and new bylaws (which will be the Existing Bylaws amended and restated on substantially the same terms to reflect the Company’s new name and form of organization as a Maryland REIT), which are different from the MGCL, our Existing Charter and our Existing Bylaws to which we currently are subject as a Maryland corporation. We recently filed our Existing Charter with the State of Maryland and adopted our Existing Bylaws to eliminate any inconsistencies resulting from the Existing Charter going into effect. Our stockholders previously approved the Existing Charter to facilitate liquidity in connection with a strategic transaction, and our Board determined that filing our Existing Charter at such time was in the best interests of our stockholders to facilitate the Separation described herein. The Maryland REIT Law incorporates a number of material provisions of the MGCL; however, there are certain provisions that are addressed in the MGCL that are not specifically addressed in the Maryland REIT Law.
Except as described below in this paragraph, the Declaration of Trust will be substantively identical to the Existing Charter, other than revisions necessary to reflect our new name and form of organization as a Maryland REIT and other immaterial drafting changes as reflected in the form of Declaration of Trust attached hereto as Appendix A-1. The principal substantive differences between the Declaration of Trust and the Existing Charter are that the Declaration of Trust will permit the following without further stockholder approval: (i) sales of all or substantially all of the assets of the Company; and (ii) the liquidation or dissolution of the Company. The reason for such substantive differences is to permit the Company to pursue the path to liquidity and value maximization that it considers to be in the best interests of our stockholders in a manner that does not result in substantial adverse tax consequences to you and maximizes value to our stockholders by eliminating future costs, risks and delays associated with obtaining additional stockholder approvals in the future.
The Declaration of Trust will provide that holders of each class of the Company’s shares of beneficial interest will only be entitled to vote on the election and removal of trustees, amendments to the Declaration of Trust, mergers or consolidations of the Company into another entity, and such other matters as the Board of Trustees determines to submit for stockholder approval.
The foregoing description and the comparison in Appendix A-5 are qualified in their entirety by reference to the full text of the proposed Declaration of Trust, which is attached hereto as Appendix A-1, and has been marked in Appendix A-4 to reflect the differences from the Company’s Existing Charter. We urge you to read carefully Appendix A-1 and Appendix A-4 in their entirety, as well as the relevant provisions of Maryland law for a more complete understanding of this comparison.
Effective Time of Conversion
If approved by the requisite vote, the Conversion will become effective upon the filing with, and acceptance for record by, the State of Maryland of the Declaration of Trust and Articles of Conversion, which filings will be made at such time as determined by the Board of Directors before the Separation.
If the proposed Conversion is not approved by the requisite vote, then the Declaration of Trust and Articles of Conversion will not be filed with the State of Maryland and the Company will remain a Maryland corporation.
Appraisal Rights
Under the MGCL and our Existing Charter, no dissenters’ or appraisal rights are available with respect to our shares of common stock in connection with the Conversion. Accordingly, to the extent that you object to the proposed Conversion, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.
Material U.S. Federal Income Tax Consequences of the Conversion
The following is a discussion of material U.S. federal income tax consequences of the Conversion to U.S. Holders (as defined below) of our common stock. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder, rulings and other administrative pronouncements issued by the Internal Revenue Service (“IRS”), and judicial decisions, all as of the date of this proxy statement, and is subject to changes in these or other governing authorities, any of which may have a retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position to the contrary to any of the tax consequences described below. This summary is for general information only and are not tax advice. They do not purport to discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder in light of its particular investment or tax circumstances or to holders subject to special rules under the Code (including, but not limited to, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, partners in partnerships that hold our common stock, pass-through entities, traders in securities who elect to apply a mark-to-market method of accounting, stockholders who hold their common stock as part of a “hedge,” “straddle,” “conversion,” “synthetic security,” “integrated investment” or “constructive sale transaction,” individuals who receive our common stock upon the exercise of employee stock options or otherwise as compensation, holders who are subject to alternative minimum tax or any holders who actually or constructively own more than 5% of our common stock). This discussion does not address the U.S. federal income tax consequences to investors who do not hold our common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any state, local or non-U.S. tax consequences.
A “U.S. Holder” is any beneficial owner of our common stock that is, for U.S. federal income tax purposes:
•	An individual who is a citizen or resident of the United States;
•
A corporation (or entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, or of any state thereof, or the District of Columbia;

•	An estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or
•
A trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. fiduciaries have the authority to control all substantial decisions of the trust.

If a partnership, including for this purpose any entity that is treated as a partnership for U.S. federal income tax purposes, holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. An investor that is a partnership and the partners in such partnership should consult their tax advisors about the U.S. federal income tax consequences of the Conversion.
THE FOLLOWING DISCUSSION IS A SUMMARY OF MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION UNDER CURRENT LAW AND IS FOR GENERAL INFORMATION ONLY. STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE CONVERSION TO THEM, INCLUDING THE APPLICATION OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS.
Tax Consequences of the Conversion to the Company
The Conversion is expected to qualify as an F Reorganization and generally should not represent a taxable transaction to the Company for U.S. federal income tax purposes.
Tax Consequences of the Conversion to U.S. Holders
Assuming that the Conversion qualifies as a tax-free F Reorganization, then the following U.S. federal income tax consequences will result for U.S. Holders:
1.	no gain or loss will be recognized by U.S. Holders;
2.	the aggregate tax basis of the shares of common beneficial interest after the Conversion will be equal to the aggregate tax basis of the common stock immediately prior to the Conversion;
3.	the holding period for the shares of common beneficial interest after the Conversion will include such U.S. Holder’s holding period for the common stock held immediately prior to the Conversion; and
4.
U.S. Holders generally will be required to report certain information to the IRS on their U.S. federal income tax returns for the taxable year in which the Conversion occurs, and to retain certain records related to the Conversion.

In the event the Conversion does not qualify as an F Reorganization, a U.S. Holder would recognize gain or loss with respect to its common stock equal to the difference between the U.S. Holder’s tax basis in its common stock and the fair market value, as of the effective time of the Conversion, of the shares of common beneficial interest. In such event, a U.S. Holder’s aggregate tax basis in the shares of common beneficial interest after the Conversion would equal its fair market value and such U.S. Holder’s holding period would begin the day after the Conversion. Such gain or loss will be capital gain or loss, which will be long-term capital gain or loss if the holding period with respect to such common stock is more than one year as of the date of the exchange. Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.
Tax Consequences of the Conversion to Tax-Exempt Holders
Assuming that the Conversion qualifies as a tax-free F Reorganization, the Company does not expect the Conversion to result in any U.S. federal income tax consequences to tax-exempt U.S. Holders.
Tax Consequences of the Conversion to Non-U.S. Holders
A “non-U.S. Holder” is any holder (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that is not a U.S. Holder. Assuming that the Conversion qualifies as a tax-free F Reorganization, the Company does not expect the Conversion to result in any U.S. federal income tax consequences to non-U.S. Holders. Non-U.S. Holders may be required to report certain information to the IRS in connection with the F Reorganization. Non-U.S. Holders should consult their tax advisors as to the tax consequences and their reporting requirements in connection with the Conversion.
Conditions to the Conversion
Other than stockholder approval, there are no conditions required to complete the Conversion. However, we are not required to complete the Conversion even if our stockholders approve it, and the Board of Directors may determine that the Conversion should be abandoned before it is completed.
Note Regarding Certain Statements Relating to a Registered Public Offering
Certain statements in this proxy statement relating to a potential capital raise by IndustrialCo through an IPO in connection with the listing of IndustrialCo shares on the NYSE in connection with the listing are being made pursuant to, and in accordance with, Rule 135 under the Securities Act and shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.
Board of Directors Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CONVERSION PROPOSAL.
Vote Required
Approval of the Conversion Proposal requires the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, if a quorum is present. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

PROPOSAL 2 - ELECTION OF DIRECTORS
At the annual meeting, you and the other stockholders will vote on the election of all eight director nominees to our Board of Directors. Each person elected will serve as a director until our 2023 annual meeting of stockholders and until his or her successor is elected and qualifies. Our Board of Directors has nominated the following people for re-election as directors:
•	Kevin A. Shields
•	Michael J. Escalante
•	Kathleen S. Briscoe
•	Gregory M. Cazel
•	Ranjit M. Kripalani
•	James F. Risoleo
•	J. Grayson Sanders
•	Samuel Tang
Each of the nominees is a current member of our Board of Directors. Detailed information on each nominee is provided below.
If any nominee becomes unable or unwilling to stand for re-election, our Board of Directors may designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.
Board of Directors Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED FOR RE-ELECTION AS DIRECTORS.
Vote Required
The election of each of the nominees for director requires the affirmative vote of stockholders holding a majority of shares entitled to vote who are present in person or by proxy at the annual meeting, if a quorum is present. There is no cumulative voting in the election of our directors. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

BOARD OF DIRECTORS
General
The Board of Directors is currently comprised of eight members. Under our charter, each director elected will hold office for one year, until the next annual meeting of our stockholders and until his or her successor is duly elected and qualified. Directors may be elected to an unlimited number of successive terms. Our Board of Directors currently consists of Kevin A. Shields, our Executive Chairman, Michael J. Escalante, our Chief Executive Officer and President, and six directors that our Board of Directors has determined, based on its review of the relationships between the director nominees and the Company, to be independent pursuant to the definition of “independent” contained in our charter and under the rules of the NYSE. All of our current directors have been nominated by our Board of Directors for re-election to serve until our 2023 annual meeting of stockholders or until his or her successor is elected and qualifies. For more detailed information on our directors, see the “Information Regarding Our Directors” section below. Our Board of Directors has formed the following four committees: the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, and the Capital Committee.
Leadership Structure
Kevin A. Shields serves as the Chairperson of the Board of Directors, as well as our Executive Chairman. Our Board of Directors does not have a lead independent director, as we believe that the current size of our Board of Directors permits all of our independent directors to actively participate in this oversight role.
Meetings of our Board of Directors
During 2021, our Board of Directors held 10 meetings. During 2021, each incumbent director attended at least 75% of the aggregate total number of meetings of the Board of Directors and the total number of meetings of the committees on which they served.
Director Independence
While our shares are not listed for trading on any national securities exchange, a majority of the members of our Board of Directors and each committee of our Board of Directors are “independent” under the rules of the NYSE, consistent with applicable rules and regulations of the SEC. Our charter also requires that a majority of the members of our Board of Directors are “independent” as defined in accordance with the NASAA Statement of Policy Regarding Real Estate Investment Trusts. Our Board of Directors has determined that Kathleen S. Briscoe, Gregory M. Cazel, Ranjit M. Kripalani, James F. Risoleo, J. Grayson Sanders and Samuel Tang each meet the relevant definition of “independent.”
Board of Directors Membership Criteria and Director Selection
Our Board of Directors has a Nominating and Corporate Governance Committee, which among other things, assists our Board of Directors in fulfilling its responsibilities with respect to director nominations. The Nominating and Corporate Governance Committee annually reviews with our Board of Directors the appropriate experience, skills and characteristics required of our directors in the context of the current membership of our Board of Directors. This assessment includes, in the context of the perceived needs of our Board of Directors at the time, matters of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflict with the Company and the ability of the candidate to attend Board of Directors meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by our Board of Directors will be individuals who possess a reputation and hold or have held positions or affiliations befitting a director of a publicly held company and are or have been actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community.
Though we do not have a formal policy regarding diversity with respect to identifying nominees and overall Board composition, our Nominating and Corporate Governance Committee considers the impact of diverse backgrounds and experiences of potential nominees on the effectiveness and quality of our Board of Directors.

As part of its annual review process discussed below, the Nominating and Corporate Governance Committee reviews its own effectiveness in recommending director nominees with diverse backgrounds and experiences relative to any perceived needs in the composition of our Board of Directors.
While our full Board of Directors remains responsible for selecting its own nominees and recommending them for election by our stockholders, our Board of Directors has delegated the screening process necessary to identify qualified candidates to the Nominating and Corporate Governance Committee, in consultation with our Executive Chairman and Chief Executive Officer and other senior management. Pursuant to our charter, however, the existing directors must nominate replacements for any vacancies among the director positions.
The Nominating and Corporate Governance Committee annually reviews director suitability and the continuing composition of our Board of Directors; it then recommends director nominees who are voted on by our full Board of Directors. In recommending director nominees to our Board of Directors, the Nominating and Corporate Governance Committee solicits candidate recommendations from its own members, other directors and management of the Company. The Nominating and Corporate Governance Committee will also consider suggestions made by stockholders and other interested persons for director nominees who meet the established director criteria. In order for a stockholder to make a nomination, the stockholder must satisfy the procedural requirements for such nomination as provided in the Company’s bylaws, which include, among other things, providing the nominee’s name, age, address, and ownership of the Company’s stock. Such nominations must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. For additional information regarding stockholder nominations of directors and stockholder proposals, please see the “Stockholder Proposals” section of this proxy statement on page 55.
In evaluating the persons nominated as potential directors, the Nominating and Corporate Governance Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the Nominating and Corporate Governance Committee determines are relevant.
With respect to the current nominees to our Board of Directors, whose backgrounds and experience are described in greater detail below, our Nominating and Corporate Governance Committee considered all of the factors set forth above and the individual attributes of the particular individuals being nominated as described below in its determination to recommend them for nomination.
Information Regarding Our Directors
Included below is certain information regarding our directors. Each of our directors is elected annually to serve for a one-year term. No family relationships exist between any directors or executive officers, as such term is defined in Item 401 of Regulation S-K promulgated under the Securities Act of 1933, as amended.
Name	Age	Position(s)	Period with Company
Kevin A. Shields	64	Chairman of the Board of Directors and Executive Chairman	11/2013 - present
Michael J. Escalante	62	Chief Executive Officer, President and Director	11/2013 - present
Kathleen S. Briscoe	62	Independent Director	3/2016 - present
Gregory M. Cazel	60	Independent Director	4/2019 - present
Ranjit M. Kripalani	62	Independent Director	4/2019 - present
James F. Risoleo	67	Independent Director	3/2021 - present
J. Grayson Sanders	82	Independent Director	3/2016 - present
Samuel Tang	61	Independent Director	2/2015 - present
Director Nominees
Kevin A. Shields, our Executive Chairman and the Chairman of our Board of Directors, has been an officer and director since November 2013. Mr. Shields served as Chief Executive Officer of the entity formerly known as Griffin Capital Essential Asset REIT, Inc. (“EA-1”) from 2008 until December 2018. Mr. Shields is also the Chairman and Chief Executive Officer of Griffin Capital Company, LLC (“GCC”), which he founded in 1995 and which indirectly owns our former dealer manager (as defined below). Mr. Shields served as the Chief

Executive Officer of our former dealer manager until June 2017. Mr. Shields also currently serves as President and former trustee of Griffin Institutional Access Real Estate Fund (“GIA Real Estate Fund”), positions he has held since November 2013; and as President and trustee of Griffin Institutional Access Credit Fund (“GIA Credit Fund”), positions he has held since January 2017. Before founding GCC, Mr. Shields was a Senior Vice President and head of the Structured Real Estate Finance Group at Jefferies & Company, Inc. in Los Angeles and a Vice President in the Real Estate Finance Department of Salomon Brothers Inc. in both New York and Los Angeles. Mr. Shields graduated from the University of California at Berkeley where he earned a J.D. degree from Boalt Hall School of Law, an M.B.A. from the Haas Graduate School of Business, graduating Summa Cum Laude with Beta Gamma Distinction, and a B.S. from Haas Undergraduate School of Business, graduating with Phi Beta Kappa distinction. Mr. Shields is an inactive member of the California Bar. Mr. Shields has been a frequent guest lecturer at the Haas Graduate School of Business. Mr. Shields is a member of the Policy Advisory Board for the Fisher Center for Real Estate at the Haas School of Business, the Chair Emeritus of the board of directors for the Institute for Portfolio Alternatives (IPA) and an executive member of the Public Non-Listed REIT Council of the National Association of Real Estate Investment Trusts.
We believe that Mr. Shields’ extensive experience in the real estate and real estate financing industries support his appointment to our Board.
Michael J. Escalante is our Chief Executive Officer, President and a director. He has been our President since our formation, a director since February 2015, and our Chief Executive Officer since April 2019. Mr. Escalante served as the Chief Executive Officer of EA-1 from December 2018 to April 2019; the President of EA-1 from June 2015 to April 2019; and Chief Investment Officer of EA-1 from August 2008 to December 2018. Mr. Escalante also served as GCC’s Chief Investment Officer from June 2006 until December 2018. He also served as a member of the investment committee of the advisor of GIA Real Estate Fund from June 2014 to March 2020, as well as serving on the investment committee of various former Griffin American Healthcare REIT entities. Prior to joining GCC in June 2006, Mr. Escalante founded Escalante Property Ventures in March 2005, a real estate investment management company, to invest in value-added and development-oriented infill properties within California and other western states. From 1997 to March 2005, Mr. Escalante served eight years at Trizec Properties, Inc., previously one of the largest publicly-traded U.S. office real estate investment trusts (“REITs”), with his final position being Executive Vice President - Capital Transactions and Portfolio Management. While at Trizec, Mr. Escalante was directly responsible for all capital transaction activity for the Western U.S., which included the acquisition of several prominent office projects. Mr. Escalante’s work experience at Trizec also included significant hands-on operations experience as the firm’s Western U.S. Regional Director with bottom-line responsibility for asset and portfolio management of a 4.6 million square foot office/retail portfolio (11 projects/23 buildings) and associated administrative support personnel (110 total/65 company employees). Prior to joining Trizec, from 1987 to 1997, Mr. Escalante held various acquisitions, asset management and portfolio management positions with The Yarmouth Group, an international real estate investment advisor. Mr. Escalante holds an M.B.A. from the University of California, Los Angeles and a B.S. in Commerce, with an emphasis in finance and accounting, from Santa Clara University. Mr. Escalante is a full member of the Urban Land Institute and has been active in many charitable and civic organizations.
We believe that Mr. Escalante’s broad experience in the real estate industry and his years of service at the Company, GCC and its affiliates support his appointment to our Board.
Kathleen S. Briscoe is one of our independent directors and is a member of our Nominating and Corporate Governance Committee and the Chairperson of our Capital Committee. She has been one of our independent directors since March 2016. Since March 2018, Ms. Briscoe has served as a Partner and Chief Capital Officer at Dermody Properties. She also served as an advisor to Arixa Capital from November 2017 to 2019. From March 2016 to March 2017, Ms. Briscoe served as a consultant at Cordia Capital Management, LLC, a privately owned real estate investment management company, where from November 2013 to March 2016, she held the positions of Chief Operating Officer and Chief Investment Officer for real estate, overseeing approximately $100 million of commercial real estate investments per year throughout the Western United States. From November 2011 to November 2013, Ms. Briscoe was a real estate consultant with Institutional Real Estate, Inc. and Crosswater Realty Advisors. From 2009 to 2011, Ms. Briscoe was the Chief Investment Officer for the IDS Real Estate Group in Los Angeles, California, where she managed two joint ventures with CalSTRS. From 2008 to 2009, Ms. Briscoe was a real estate consultant with Crosswater Realty Advisors, where she worked with

CalPERS analyzing its real estate fund managers. From 2007 to 2008, she was a Managing Director and the head of the Los Angeles office for Buchanan Street Partners, a real estate investment management company. From 1987 to 2007, Ms. Briscoe was a Shareholder at Lowe Enterprises, a real estate investment, asset management, and development company, where she managed the firm’s investment clients, was a key member of a value-add private REIT, managed a portfolio, and served on the Executive Committee and as a voting member of the Investment Committee. Ms. Briscoe received a B.A. from Dartmouth College and an M.B.A. from Harvard Business School. Ms. Briscoe is an independent director of the Resmark Companies, a national private equity firm focused on real estate, and an independent director of Crescent Capital BDC, Inc. since December 2019. Ms. Briscoe previously served as an Independent Director and Chairperson of the Audit Committee of Crescent Capital SPAC. Ms. Briscoe is a council member of the Urban Land Institute, an advisory board member for Institutional Real Estate, Inc., an executive member of the National Association of Real Estate Investment Managers and is active in a number of other real estate organizations.
We believe Ms. Briscoe’s years of experience in real estate investing and investment management experience, as well as her background in the commercial real estate industry generally, support her appointment to our Board.
Gregory M. Cazel is one of our independent directors and is the Chairperson of our Nominating and Corporate Governance Committee and a member of our Capital Committee. He has been one of our independent directors since April 2019. From February 2009 to April 2019, he served as an independent director of EA-1. Since December 2015, Mr. Cazel has been a Managing Director for Lument Capital, formerly known as Hunt Real Estate Capital, in Chicago. His responsibilities include originating balance sheet loans, and Fannie Mae and Freddie Mac and HUD loans for the company. Mr. Cazel previously served as one of our independent directors from April 2014 to June 2016. From May 2013 to November 2015, Mr. Cazel was a Managing Director in the Real Estate Capital Markets division of Wells Fargo Bank, NA, in Chicago, where he originated both CMBS and balance sheet loans for the bank, working with mortgage bankers and direct borrowers throughout the Midwest. Prior to that, Mr. Cazel was an Executive Vice President with A10 Capital beginning in June 2010, and became a Principal in the firm in October 2010. A10 Capital specializes in financing commercial real estate and providing advisory and management services for the workout of all types of troubled loans and real estate assets. From October 2009 to April 2010, Mr. Cazel was the Midwest Regional Director for Real Estate Disposition Corp., LLC, a real estate auction marketing firm, specializing in selling residential, commercial, multi-family and hospitality properties and land, as well as performing and non-performing notes and loan pools. Mr. Cazel has more than 37 years of commercial real estate finance, acquisition, loan origination and securitization, mortgage banking, underwriting, analysis, and investment experience. From January 2009 to October 2009, Mr. Cazel was a Senior Vice President with Prairie Realty Advisors, Inc., a mortgage banking firm in Chicago. From April 2007 to June 2008, Mr. Cazel was an Executive Director with Dexia Real Estate Capital Markets Company, a Division of Dexia Bank, a Belgium-based financial institution, where he was responsible for establishing the Chicago office and managing the Midwest presence for the CMBS loan program. From 1999 to April 2007, Mr. Cazel was a Vice President at JP Morgan Mortgage Capital where he ran a commercial loan production team that closed over $3.6 billion in permanent, floating, and mezzanine loans. Mr. Cazel earned a B.A. in the Liberal Arts and Sciences College, with a concentration in Real Estate and Finance, from the University of Illinois.
We believe that Mr. Cazel’s years of experience in the commercial mortgage industry and real estate finance industry and his several years of experience as a director of REITs support his appointment to our Board.
Ranjit M. Kripalani is one of our independent directors and is a member of our Audit Committee and the Chairperson of our Compensation Committee. He has been one of our independent directors since April 2019. From January 2017 to April 2019, he served as an independent director of EA-1. From 2009 to 2014, Mr. Kripalani served as the chief executive officer of CRT Capital Group LLC, an institutionally focused broker dealer. Prior to joining CRT Capital Group LLC, Mr. Kripalani worked at Countrywide Capital Markets, Inc. and Countrywide Financial Corporation from 1998 to 2008, where he served in a number of roles, including as president of capital markets and executive managing director of Countrywide Financial Corp. and chief executive officer and president of Countrywide Capital Markets from 2001 to 2008. Mr. Kripalani also served as president and chief executive officer of Countrywide Securities Corporation from 2000 to 2008 and was the executive vice president and national sales manager for Countrywide Securities Corporation from 1998 to 2000. Prior to joining Countrywide, Mr. Kripalani served as managing director and head of mortgage trading for Chase Securities, Inc. from 1995 to 1998, and as managing director and head of mortgage trading for PaineWebber, Inc. from 1985 to

1995. Mr. Kripalani also currently serves on the board of directors of Western Asset Mortgage Corp., a position he has held since 2014. Mr. Kripalani has a B.A. in International Relations from Tufts University and a Graduate Diploma in Business Studies from the London School of Economics.
We believe that Mr. Kripalani’s extensive real estate and business experience and his several years of experience as a director of a REIT supports his appointment to our Board.
James F. Risoleo is one of our independent directors and is a member of our Audit Committee. He has been one of our independent directors since March 2021. Until 2021, he served as an independent director of Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”) and a member of CCIT II’s audit committee since August 2013 and chairman of CCIT II’s valuation, compensation and affiliate transactions committee since August 2018. He previously served as the non-executive chairman of CCIT II’s board of directors from June 2015 to August 2018. Since January 2017, Mr. Risoleo has served as the President and Chief Executive Officer and as a member of the board of directors of Host Hotels & Resorts Inc. (NASDAQ: HST). He joined Host Hotels & Resorts in 1996 as Senior Vice President for Acquisitions, and was appointed Executive Vice President and Chief Investment Officer in 2000. In January 2012, he became Executive Vice President and Managing Director of Host Hotels & Resorts’ European business activities and, in 2015, Mr. Risoleo assumed leadership for all of Host Hotels & Resorts’ West Coast investment activities in addition to Europe. Prior to joining Host Hotels & Resorts, Mr. Risoleo served as Vice President, Development at Interstate Hotels Corporation and as Senior Vice President at Westinghouse Electric Corporation. He is the past Chair of the National Association of Real Estate Investment Trusts and a member of its Executive Board as well as a member of the Real Estate Roundtable, American Hotel & Lodging Association Executive Committee and the U.S. Travel CEO Roundtable. He received his B.S. degree from Duquesne University, School of Business and a Juris Doctorate from Duquesne University School of Law. He holds bar admissions to the Supreme Court of Pennsylvania and United States District Court for the Western District of Pennsylvania.
Pursuant to the merger agreement with CCIT II, we agreed to appoint three former directors of CCIT II at the closing of our acquisition of CCIT II, and on March 1, 2021 Mr. Risoleo was appointed to our Board. In addition, pursuant to the merger agreement with CCIT II, we agreed to recommend at least one former director of CCIT II for election at the 2021 annual meeting, and Mr. Risoleo was recommended for election. We believe that Mr. Risoleo’s extensive experience as a real estate industry executive, with strong leadership, investment and finance expertise support his appointment to our Board.
J. Grayson Sanders is one of our independent directors and is a member of our Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee. He has been one of our independent directors since March 2016. Since October 2021, Mr. Sanders has also served as an independent director and a member of the compensation committee of American Healthcare REIT, Inc. Prior to that, he served as an independent director of GA Healthcare REIT III from February 2014 until October 2021. Mr. Sanders currently also serves as the Co-Founder, Chief Executive Officer and Chief Investment Officer of PREDEX Capital Management located in El Segundo, California, a registered investment advisor managing an interval mutual fund, and its predecessor firm, Mission Realty Advisors, located in Irvine, California, a provider of advisory and equity capital raising services to real estate operators since February 2011. From March 2009 to March 2010, Mr. Sanders served as Chief Executive Officer of Steadfast Capital Markets Group where he managed the development and registration of Steadfast Income REIT, a non-traded REIT, and oversaw the development of that company’s FINRA managing broker-dealer. From November 2004 to March 2009, Mr. Sanders served as President of CNL Fund Advisors Company in Orlando, Florida, where he created and managed a global, publicly traded REIT mutual fund in conjunction with CBRE Investors, and served as President of CNL Capital Markets which focused on wholesale distribution of non-traded REITs and private placements plus ongoing servicing of thousands of investors. Mr. Sanders served from 2000 to 2004 as a Managing Director with AIG Global Real Estate Investment Corp. in New York where he managed product development and capital formation for four “opportunistic” international real estate funds totaling $1 billion for large institutional investors and investing in Europe, Southeast Asia, Japan and Mexico. Previously, from 1997 to 2000, Mr. Sanders was an Executive Managing Director for CB Richard Ellis Investors where he was involved in creating separate accounts with large institutional investors to invest in U.S. publicly traded REITs in partnership with Alliance Capital Management. From 1991 to 1996, Mr. Sanders served as the Director of Real Estate Investments for Ameritech Pension Trust in Chicago, a $1.5 billion portion of the $13.5 billion defined benefit plan. In addition to negotiating and tracking separate accounts with at least ten managers of institutional grade real estate, he served for two years as chairman of a special investors committee including CalPers and others, formed to work out issues with a troubled fund investing in Canadian regional malls. Between 1972 to 1990, Mr. Sanders’ primary focus as Co-Founder and Executive Vice President, was creating and growing The Landsing Corporation in Menlo Park, California, a firm that formed and funded 20 private partnerships and five SEC registered non-traded REITs to acquire and manage diversified portfolios of commercial and multi-family properties. In the 1990s, Mr. Sanders served multiple terms on the Board of Directors and Executive Committee of the Pension Real Estate Association (PREA) and also on the Board of Governors of the National Association of Real Estate Investment Trusts (Nareit) where he was Co-Chairman of its Institutional Investor Committee. Mr. Sanders received a B.A. in History from the University of Virginia and an M.B.A. from the Stanford Graduate School of Business where he served for multiple years on the Alumni Association, including serving as President in 1984. In 1985, he also taught the real estate investment class at Stanford Graduate School of Business. After college and before business school, Mr. Sanders attended Officer Candidate School and served for over four years in the Navy during the Vietnam War, attaining the rank of Lieutenant.
We believe that Mr. Sanders’ 49 years of experience in real estate investment management as well as his broad scope of experience with traded REITs, non-traded REITs and private funds and matching investment fund structures support his appointment to our Board.
Samuel Tang is one of our independent directors and is the Chairperson of our Audit Committee and a member of our Compensation Committee and Capital Committee. He has been one of our independent directors since March 2016. Mr. Tang has over 25 years of experience in private equity and real estate investing. From 2004 to the present, Mr. Tang has been a Managing Partner of TriGuard Management LLC and its affiliates, an entity which he co-founded and which acquires private equity secondary funds in the secondary market. He is responsible for capital raising, sourcing, analyzing, structuring, and closing the acquisition of investments. From 1999 to 2004, Mr. Tang was Managing Director, Equities, of Pacific Life Insurance Company, where he co-chaired the workout committee to maximize recovery on bond investments and worked on various strategic and direct equity investments. Before joining Pacific Life Insurance Company, from 1989 to 1999, he was a Managing Partner at The Shidler Group, a specialized private equity firm focused on finance, insurance and real estate companies. Mr. Tang was also previously a Manager in Real Estate Consulting with KPMG Peat Marwick Main and a Senior, CPA with Arthur Young. Mr. Tang has an M.B.A. in Finance from the University of California, Los Angeles and a B.S. in Accounting from the University of Southern California. Mr. Tang also currently serves in leadership positions, including as a member of both fiduciary and advisory boards with several real estate firms, corporate and non-profit entities.
We believe that Mr. Tang’s extensive experience in the private equity and real estate industries support his appointment to our Board.

CORPORATE GOVERNANCE
Business Overview
We are an internally managed, publicly-registered, non-traded REIT. We are a multi-billion-dollar enterprise committed to creating value for all of our stakeholders through the ownership and operation of a diversified portfolio of strategically located, high-quality, business-essential office and industrial properties that are primarily leased to nationally recognized single tenants we have determined to be creditworthy.
The GRT platform was founded in 2009 and has since grown to become one of the largest office and industrial-focused, net-lease REITs in the United States. Since our founding, our mission has been consistent – to generate long-term returns for our stockholders by combining the durability of high-quality corporate tenants, the stability of our revenue and the power of proactive management. To achieve this mission, we leverage the skills and expertise of our employees who have expertise across a range of disciplines including acquisitions, dispositions, asset management, property management, development, finance, law and accounting. They are led by an experienced senior management team with commercial real estate experience averaging approximately 30 years.
Corporate Responsibility - Environmental, Social, and Governance
We are committed to conducting our business in a manner which benefits all of our stakeholders and ensures a lasting and positive impact from our operations. As a result, we measure our success not only by our ability to generate profits but also our ability to reduce our impact on the environment, affect positive social change in our community and conduct our operations in accordance with the highest ethical standards.
Environmental Responsibility
We strive to consciously manage our operations in a way that minimizes our impact on the environment and promotes sustainability. At our headquarters, we leverage the latest technology to minimize our energy use, such as efficient and automated lighting systems, moderation and monitoring of heating and air conditioning, and recycling paper, plastics, metals and electronics. In addition, we encourage all of our employees to adopt sustainable best practices. For example, we promote the use of electronic communication over printing whenever possible and have implemented electronic approval systems. We also encourage our employees to use clean modes of transportation by providing safe bicycle storage areas as well as free electric vehicle charging stations.
Within our portfolio, we own multiple LEED certified and Energy Star certified properties and partner with our tenants to implement energy efficiency wherever possible in order to minimize the environmental impact of our buildings and emphasize the health and well-being of building occupants. We also ensure that all investment decisions receive thorough environmental screenings and impact assessments and strive to implement the latest in sustainable technology when developing or improving our properties.
Social Impact
We believe our employees are our greatest asset, and we pride ourselves on the diversity they bring to our firm. We have implemented a number of programs to foster not only their professional growth but also their growth as global citizens. We offer all of our employees a comprehensive benefits and wellness package, which includes paid time off and parental leave, high-quality medical, dental and vision insurance, disability, pet and life insurance, fitness programs, 401(k) contributions and long-term incentive plans. We also encourage internal mobility in our organization and provide career enhancement and education opportunities, as well as educational grants.
We believe that a wide range of opinions and experiences are key to our continued success, and we therefore value diversity and inclusivity throughout our organization. As of December 31, 2021, approximately 51% of our employees were from underrepresented groups and approximately 46% were women. In addition, as of December 31, 2021, half of our eight-member Board were from underrepresented groups or were women.
Our social policy extends beyond the individuals within our organization and includes our ability to have a positive impact on the community around us. Throughout our organization, we have a shared passion and dedication to giving back and for this reason we offer gift matching and paid time off to volunteer as well as engage in various corporate-level charitable efforts and service work opportunities.

Corporate Governance
We believe maintaining a rigorous corporate governance framework is essential to the success of our organization and we pride ourselves on diligently adhering to policies and procedures that ensure transparency, accountability, oversight and risk minimization across all levels of the Company. This includes the committees of our Board of Directors, which oversee a wide range of matters such as investment activities, executive compensation and any conflict of interest related matters.
We also adhere to what we believe to be industry leading policies to ensure our management and employees are acting in a manner which protects the best interest of our stakeholders. This includes our Code of Ethics and Business Conduct, Whistleblower Policy, Insider Trading Policy and much more.
Risk Management Role of the Board
As part of its oversight role, our Board of Directors actively supervises the members of our management that are directly responsible for our day-to-day risk management, including our Chief Financial Officer and Treasurer and General Counsel and Chief Administrative Officer. The Audit Committee of our Board of Directors, which consists solely of independent directors, annually reviews with management our policies with respect to risk assessment and risk management, particularly in the areas of insurance, regulatory compliance, financial risk management, investments and due diligence, and capital flow.
Audit Committee
Our Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which assists the Board in fulfilling its responsibilities to stockholders concerning our financial reporting and internal controls and facilitates open communication among the Audit Committee, the Board, outside auditors and management. A copy of the charter of our Audit Committee is available in the “Governance Documents” subpage of the “Investors” section of our website, www.grtreit.com. The Audit Committee assists our Board by: (1) selecting an independent registered public accounting firm to audit our annual financial statements; (2) reviewing with the independent registered public accounting firm the plans and results of the audit engagement; (3) approving the audit and non-audit services provided by the independent registered public accounting firm; (4) reviewing the independence of the independent registered public accounting firm; (5) considering the range of audit and non-audit fees; and (6) reviewing the adequacy of our internal accounting controls. The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in its charter and in accordance with current laws, rules and regulations.
The members of the Audit Committee are four independent directors, Samuel Tang, Ranjit M. Kripalani, James F. Risoleo and J. Grayson Sanders, each of whom is also independent as defined in Rule 10A-3 under the Exchange Act, with Mr. Tang serving as Chairperson of the Audit Committee. Our Board has determined that Mr. Tang satisfies the requirements for an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and has designated Mr. Tang as the audit committee financial expert in accordance with applicable SEC rules. The Audit Committee held five meetings during 2021.
Nominating and Corporate Governance Committee
General
Our Board has a Nominating and Corporate Governance Committee. A copy of the charter of our Nominating and Corporate Governance Committee is available in the “Governance Documents” subpage of the “Investors” section of our website, www.grtreit.com. The Nominating and Corporate Governance Committee’s primary focus is to assist our Board of Directors in fulfilling its responsibilities with respect to director nominations, corporate governance, Board of Directors and committee evaluations and conflict resolutions. The Nominating and Corporate Governance Committee assists our Board of Directors in this regard by: (1) identifying individuals qualified to serve on our Board of Directors, consistent with criteria approved by our Board of Directors, and recommending that our Board of Directors select a slate of director nominees for election by our stockholders at the annual meeting of our stockholders; (2) developing and implementing the process necessary to identify qualified candidates for our Board of Directors; (3) determining the advisability of retaining any search firm or consultant to assist in the identification and evaluation of candidates for membership on our Board of Directors; (4) overseeing an annual evaluation of our Board of Directors, each of the committees of our Board of Directors and management; (5) developing and recommending to our Board of Directors a set of corporate governance principles and policies; (6) periodically reviewing our corporate governance principles and policies and suggesting improvements thereto to our Board of Directors; and (7) considering and acting on any conflicts-related matter required by our charter or otherwise permitted by Maryland law where the exercise of independent judgment by any of our directors, who is not an independent director, could reasonably be compromised, including approval of any transaction involving any of our affiliates. The Nominating and Corporate Governance Committee fulfills these responsibilities primarily by carrying out the activities enumerated in its charter and in accordance with current laws, rules and regulations.
The members of the Nominating and Corporate Governance Committee are three independent directors, Gregory M. Cazel, Kathleen S. Briscoe, and J. Grayson Sanders, with Mr. Cazel serving as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held five meetings during 2021.
Corporate Governance
Pursuant to the Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee developed and recommended a set of formal, written guidelines for corporate governance, which were adopted by our full Board of Directors.
The Nominating and Corporate Governance Committee also, from time to time, reviews the governance structures and procedures of the Company and suggests improvements thereto to our full Board of Directors. Such improvements, if adopted by the full Board of Directors, will be incorporated into the written guidelines.
Periodic Evaluations
The Nominating and Corporate Governance Committee conducts an annual evaluation of its own performance and oversees the annual evaluations of our Board of Directors, each of the other committees of our Board of Directors and management.
Conflicts of Interest
The Nominating and Corporate Governance Committee considers and acts upon any conflicts of interest-related matter required by our charter or otherwise permitted by Maryland law where the exercise of independent judgment by any of our directors, who is not an independent director, could reasonably be compromised, including approval of any transaction involving our affiliates. Our independent directors must approve such transactions as fair and reasonable to us and on terms and conditions not less favorable than those available from unaffiliated third parties, based upon standards set forth in our charter and Code of Ethics, as well as applicable laws, rules and regulations.
Compensation Committee
Our Board has a Compensation Committee. A copy of the charter of our Compensation Committee Charter is available in the “Governance Documents” subpage of the “Investors” section of our website, www.grtreit.com. The primary focus of the Compensation Committee is to assist our Board of Directors in fulfilling its responsibilities with respect to officer and director compensation. The Compensation Committee assists our Board of Directors in this regard by: (1) reviewing and approving our corporate goals with respect to compensation of executive officers; (2) reviewing and acting on compensation levels and benefit plans for our executive officers, (3) recommending to our Board of Directors compensation for all non-employee directors, including Board of Directors and committee retainers, meeting fees and equity-based compensation; (4) administering and granting awards under the Plan (as defined below); and (5) setting the terms and conditions of such awards in accordance with the Plan. The Compensation Committee fulfills these responsibilities in accordance with its charter and current laws, rules and regulations.
The members of the Compensation Committee are three independent directors, Ranjit M. Kripalani, Samuel Tang, and J. Grayson Sanders, with Mr. Kripalani serving as Chairperson of the Compensation Committee. Our Board of Directors has determined that each member of the Compensation Committee is a “non-employee director” as defined in the SEC’s Rule 16b-3. The Compensation Committee held three meetings during 2021.

Capital Committee
Our Board also has a Capital Committee, which is comprised of Kathleen Briscoe, Kevin Shields, Michael Escalante, Gregory Cazel and Samuel Tang. Ms. Briscoe currently serves as the Chairperson of our Capital Committee. Our Capital Committee operates pursuant to a written charter adopted by our Board of Directors, which sets forth the Capital Committee’s specific functions and responsibilities. The purpose of our Capital Committee is to:
•	assist our Board of Directors in fulfilling its oversight responsibilities with respect to acquisitions, dispositions, development projects, financings and other similar investments by us;
•	assist our executive officers and management in evaluating and formulating proposed investments; and
•	review and assess proposed investments in light of our strategic goals and objectives.
Stockholder Communications with Directors
We have established several means for stockholders to communicate concerns to our Board of Directors. If the concern relates to our financial statements, accounting practices or internal controls, the concerns should be submitted in writing to the Chairperson of the Audit Committee of our Board of Directors in care of our Secretary at our headquarters address. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairperson of the Nominating and Corporate Governance Committee of our Board of Directors in care of our Secretary at our headquarters address. If a stockholder is uncertain as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of our Secretary. All concerns submitted in care of our Secretary will be delivered to the appropriate independent director based upon our Secretary’s determination.
Though we have no formal policy on the matter, we encourage all of the members of our Board of Directors to attend our annual meeting of stockholders. All of the directors serving at the time of the 2021 annual meeting attended such meeting.
Code of Ethics
Our Board has adopted a Code of Ethics and Business Conduct (the “Code of Ethics”), which contains general guidelines applicable to our executive officers, including our principal executive officer, principal financial officer and principal accounting officer or controller, our directors and our other officers. We make sure that each individual subject to the Code of Ethics acknowledges reviewing and receipt thereof. We adopted our Code of Ethics with the purpose of promoting the following: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in other public communications made by us; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting of violations of the Code of Ethics to our Code of Ethics Compliance Officer; and (5) accountability for adherence to the Code of Ethics. A copy of the Code of Ethics is available in the “Governance Documents” subpage of the “Investors” section of our website, www.grtreit.com. We intend to satisfy the disclosure requirement regarding any amendment to, or waiver of, a provision of the Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions by posting such information on our website.
Hedging Company Securities
Our Insider Trading Policy Statement prohibits our directors, executive officers, any other persons as may be designated from time to time and informed of such status by the Company’s Compliance Officer, and any family and any household members of such directors, executive officers and other designated persons from engaging in any transaction involving the Company’s securities (including a stock plan transaction such as an option exercise, gift, loan, pledge, hedge, contribution to a trust or any other transfer or the purchase of financial instruments, including prepaid variable forward contracts, equity swaps, collars, and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities) without first obtaining pre-clearance of the transaction from the Company’s Compliance Officer.

EXECUTIVE OFFICERS
Included below is certain information regarding our executive officers.
Name	Age	Position(s)	Period with Company
Kevin A. Shields	64	Chairman of the Board of Directors and Executive Chairman	11/2013 - present
Michael J. Escalante	62	Chief Executive Officer, President and Director	11/2013 - present
Javier F. Bitar	61	Chief Financial Officer and Treasurer	6/2016 - present
Nina Momtazee Sitzer	54	General Counsel, Chief Administrative Officer and Secretary	6/2019 - present
Louis K. Sohn	47	Executive Vice President	4/2019 - present
Scott Tausk	63	Executive Vice President	4/2019 - present
Bryan K. Yamasawa	55	Chief Accounting Officer	12/2018 - present
Travis W. Bushman	45	Managing Director, Asset Management	12/2018 - present
Craig J. Phillips	62	Managing Director, Industrial Properties	9/2019 - present
Kevin A. Shields is our Executive Chairman and the Chairman of our Board of Directors and has been an officer and director since November 2013. Additional information regarding Mr. Shields is provided above under “Board of Directors—Information Regarding Our Directors.”
Michael J. Escalante is our Chief Executive Officer, President and a director. He has been our President since our formation, a director since February 2015, and our Chief Executive Officer since April 2019. Additional information regarding Mr. Escalante is provided above under “Board of Directors—Information Regarding Our Directors.”
Javier F. Bitar is our Chief Financial Officer and Treasurer. He has been our Chief Financial Officer and Treasurer since June 2016. Mr. Bitar served as Chief Financial Officer and Treasurer of EA-1 from June 2016 to April 2019. Mr. Bitar has over 34 years of commercial real estate related accounting and financial experience, including over 20 years of executive management-level experience. Prior to joining GCC, from July 2014 to May 2016, Mr. Bitar served as the Chief Financial Officer of New Pacific Realty Corporation, a real estate investment and development company. From January 2014 to July 2014, Mr. Bitar served as the Proprietor of JB Realty Advisors, a real estate consulting and advisory company. From July 2008 to December 2013, Mr. Bitar served as the Chief Operating Officer of Maguire Investments, where he was responsible for overseeing operating and financial matters for the company’s real estate investment and development portfolio. Mr. Bitar also served as Senior Investment Officer at Maguire Properties, Inc. from 2003 to 2008 and as Partner and Senior Financial Officer at Maguire Partners from 1987 to 2003. Mr. Bitar graduated Magna Cum Laude from California State University, Los Angeles, with a Bachelor of Business Administration degree and is a Certified Public Accountant in the State of California.
Nina Momtazee Sitzer is our General Counsel, Chief Administrative Officer and Secretary. She has been General Counsel since June 2019 and our Chief Administrative Officer and Secretary since February 2021. She was also an Executive Vice President from June 2019 to January 2021. From December 2011 until she joined the Company, Ms. Sitzer was a partner in the real estate department at the law firm of DLA Piper LLP (US) in Chicago, Illinois. From 1994 until she joined DLA Piper, Ms. Sitzer was at Katten Muchin Rosenman in Chicago, Illinois, where she was also a partner in the real estate group. Ms. Sitzer has over 29 years of experience in the real estate industry across a broad range of property types. Ms. Sitzer earned her B.A. from Emory University in Atlanta, Georgia, studied at the London School of Economics and Political Science, and earned her J.D. degree from Northwestern University Pritzker School of Law in Chicago, Illinois.
Louis K. Sohn is an Executive Vice President and has held that position since February 2021. From April 2019 to January 2021, he was our Managing Director, Acquisitions & Corporate Finance. From December 2018 to April 2019, Mr. Sohn was the Managing Director, Acquisitions & Corporate Finance of EA-1. Mr. Sohn joined GCC in 2006 as Vice President - Acquisitions and became Senior Vice President - Acquisitions in January 2012 and Director - Acquisitions in December 2014 until he resigned from GCC in December 2018 in connection with EA-1’s self-administration transaction. Mr. Sohn oversees our property acquisitions in the Western United States. He is responsible for our corporate finance functions, including the development and maintenance of our strategic business plan, in collaboration with the executive leadership team. Prior to joining GCC, Mr. Sohn was an Associate Director with Holliday Fenoglio Fowler where he was instrumental in launching the firm’s note sale advisory business. Prior to Holliday Fenoglio Fowler, Mr. Sohn was an Associate with Secured Capital Corp. in Los Angeles. Mr. Sohn began his real estate career as an Analyst with Column Financial. Mr. Sohn earned his B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997.
Scott A. Tausk is an Executive Vice President overseeing asset management and has held that position since February 2021. From April 2019 to January 2021, he was our Managing Director, Asset Management. From December 2018 to April 2019, Mr. Tausk was the Managing Director, Asset Management of EA-1. Mr. Tausk joined GCC in 2013 as Managing Director - Asset Management until he resigned from GCC in December 2018 in connection with EA-1’s self-administration transaction. Mr. Tausk has over 22 years of asset management experience, including 13 years as Managing Director of Asset and Portfolio Management for Transwestern Investment Company (now Pearlmark Real Estate Partners), where he led the execution of active business plans, including property repositioning, leasing, and operating efficiency across a 15 million square foot portfolio. In addition to asset management experience, Mr. Tausk has experience with real estate development, construction management, and third-party property management. Mr. Tausk earned a B.S. in Civil Engineering from Purdue University and an M.B.A. from the University of Chicago’s Booth School of Business. Mr. Tausk is a registered Professional Engineer (inactive) and a licensed Real Estate Managing Broker (active) in the state of Illinois.
Bryan K. Yamasawa is our Chief Accounting Officer and has served in that capacity since August 2019. Mr. Yamasawa served as Chief Accounting Officer of GCC from April 2015 to December 2018. In December 2018, he became a direct employee of the Company. Mr. Yamasawa has over 30 years of experience related to domestic/international accounting and financial reporting, real estate investment trust tax matters, cash management, SOX compliance and assisting with acquisitions/ dispositions, debt financing and other capital market transactions. From January 2014 to April 2015, Mr. Yamasawa served as Senior Vice President - Finance at Turner Impact Capital, LLC, a real estate private equity company. From September 2006 to August 2013, Mr. Yamasawa served as Vice President of Accounting and Finance at Alexandria Real Estate Equities, Inc., a publicly listed commercial real estate investment company. From December 2002 to September 2006, Mr. Yamasawa served as Senior Manager - Financial Reporting at Westfield America, Inc., a retail shopping center real estate investment trust subsidiary of a previously Australian publicly listed company. Mr. Yamasawa began his career in the Audit and Advisory Business Services group of Ernst & Young, LLP, where he spent over nine years providing services to public and private clients. Mr. Yamasawa graduated from California State University, Los Angeles, with a Bachelor of Business Administration and is a Certified Public Accountant in the State of California.
Travis W. Bushman is our Managing Director, Asset Management and has held that position since January 2020. From December 2018 to January 2020, he was our Senior Vice President, Asset Management. Mr. Bushman held that same position at GCC from January 2015 to December 2018. He was also the Vice President, Asset Management of GCC from October 2008 until December 2014. From August 2004 to September 2008, Mr. Bushman served as Vice President and Associate-Acquisitions for Argus Realty Investors, a real estate investment management company specializing in tenant-in-common investments, private exchange programs and real estate funds. During his four years at Argus, Mr. Bushman was involved in the acquisition and due diligence of over $800 million of commercial real estate transactions throughout the United States. Prior to Argus, Mr. Bushman was the Senior Information Manager for CB Richard Ellis in Orange County, California from December 1999 to July 2004. Mr. Bushman earned his B.A. in Economics from the University of Southern California.
Craig J. Phillips is our Managing Director, Industrial Properties and has held that position since September 2019. Prior to joining the Company, from July 2015 to November 2018, Mr. Phillips served as Vice President, Acquisitions at ML Realty Partners, LLC, where he sourced and identified new industrial acquisitions, redevelopments, and land for new speculative development throughout core Chicago, Illinois industrial real estate submarkets. Prior to joining ML, Mr. Phillips worked at HSA Commercial Real Estate, where he served as Executive Vice President, Development from February 2008 to June 2015. Over the course of his eight-year tenure at HSA, Mr. Phillips led, evolved, managed, and executed national industrial development strategies through new speculative, build-to-suit, redevelopment, and infill projects. Prior to HSA, Mr. Phillips was a Partner and Regional Vice President with Seefried Industrial Properties from 2003 to 2007, and President, Development with MTI Construction Services, LLC from 1993 to 2003. Prior to 1993, Mr. Phillips worked in Project Development with DJ Velo & Company and served as Development Project Manager with Katell

Properties. An active participant in the Society of Industrial and Office Realtors, the National Association for Industrial and Office Parks, the Association of Industrial Real Estate Brokers, and the Green Building Council - Chicago, Illinois Chapter, Mr. Phillips earned his B.S. in Industrial Engineering from Northwestern University and received his M.B.A. - Real Estate & Finance from the University of California at Los Angeles, Anderson School of Management. Mr. Phillips is a licensed Illinois Real Estate Managing Broker and a Leadership in Energy and Environmental Design Accredited Professional.

STOCK OWNERSHIP
Beneficial Ownership of the Company’s Stock
The following table sets forth, as of [ ], 2022, the record date, the amount of our common stock beneficially owned by: (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock; (2) each of our directors; (3) each of our Named Executive Officers (“NEOs”); and (4) all of our current directors and executive officers as a group. To our knowledge, no shares or OP Units beneficially owned by any executive officer or director, except Kevin A. Shields, have been pledged as security.
Name and Address of Beneficial Owner(1)	Number of Shares Common Stock and OP Units(2)	Percentage of all Common Stock(3)	Percentage of all Common Stock and OP Units(4)
Kevin A. Shields, Chairman of the Board of Directors and Executive Chairman	27,911,333(5)	[ ]%	[ ]%
Michael J. Escalante, Chief Executive Officer and President	620,361(6)	*	*
Javier F. Bitar, Chief Financial Officer and Treasurer	125,128(7)	*	*
Nina Momtazee Sitzer, General Counsel, Chief Administrative Officer and Secretary	23,783	*	*
Louis K. Sohn, Executive Vice President	68,794(8)	*	*
Scott Tausk, Executive Vice President	66,705(9)	*	*
Samuel Tang, independent director	31,380	*	*
J. Grayson Sanders, independent director	31,380	*	*
Kathleen S. Briscoe, independent director	31,380	*	*
Gregory M. Cazel, independent director	41,135	*	*
Ranjit M. Kripalani, independent director	32,248	*	*
James F. Risoleo, independent director	21,630	*	*
All directors and executive officers as a group (15 persons)	29,039,255	[ ]%	[ ]%
*	Represents less than 1% of our outstanding common stock as of [ ], 2022.
(1)	The address of each beneficial owner listed is 1520 E. Grand Avenue, El Segundo, California 90245.
(2)
Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to shares of common stock and shares of common stock issuable to the named person upon exchange of interests in our operating partnership and shares of common stock issuable pursuant to options, warrants and similar rights held by the respective person or group, in each case, that may be exercised or redeemed within 60 days following [ ], 2022. Except as otherwise indicated by footnote, (i) amounts represent shares of Class E common stock and (ii) subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)
The total number of shares of common stock deemed outstanding and used in calculating this percentage for the named person(s) is the sum of (a) [ ] shares of common stock as of [ ], 2022, (b) the number of shares of common stock that are issuable to such person(s) upon exercise of options that are exercisable within 60 days of [ ], 2022, and (c) the number of shares of common stock that are issuable to such person(s) upon redemption of limited partnership units of our operating partnership (“OP Units”) owned by such person(s). All OP Units held by the named persons are currently redeemable for shares of common stock or cash at our option.

(4)
The total number of shares of common stock and OP Units deemed outstanding and used in calculating this percentage for the named person(s) is the sum of (a) [ ] shares of common stock outstanding as of [ ], 2022, (b) the number of shares of common stock that are issuable to such person(s) upon exercise of options that are exercisable within 60 days of [ ], 2022, and (c) [ ] OP Units outstanding as of [ ], 2022 (other than OP Units held by us).

(5)
Consists of shares owned by Griffin Capital Vertical Partners, L.P., which is indirectly owned by Mr. Shields. Includes 297 Class T common stock, 297 Class S common stock, 302 Class D common stock, 302,606 Class I common stock, 307,431 Class A common stock, 25,083 Class E common stock and 27,275,317 OP units in our operating partnership. Of the 27,275,317 OP Units owned by Mr. Shields, 26,720,668 OP Units are pledged.

(6)
Includes 173,969 time-based Restricted Stock Units (“RSUs”) that vested on December 31, 2021 (after withholding of shares to satisfy tax withholding obligations). The shares of Class E common stock underlying the RSUs were not delivered upon vesting, but instead were deferred for delivery on May 1, 2023, or, if sooner, upon Mr. Escalante’s termination of employment.

(7)
Includes 24,853 time-based RSUs that vested on December 31, 2021 (after withholding of shares to satisfy tax withholding obligations). The shares of Class E common stock underlying the RSUs were not delivered upon vesting, but instead were deferred for delivery on May 1, 2023, or, if sooner, upon Mr. Bitar’s termination of employment.

(8)
Includes 12,426 time-based RSUs that vested on December 31, 2021 (after withholding of shares to satisfy tax withholding obligations). The shares of Class E common stock underlying the RSUs were not delivered upon vesting, but instead were deferred for delivery on May 1, 2023, or, if sooner, upon Mr. Sohn’s termination of employment.

(9)
Includes 12,524 time-based RSUs that vested on December 31, 2021 (after withholding of shares to satisfy tax withholding obligations). The shares of Class E common stock underlying the RSUs were not delivered upon vesting, but instead were deferred for delivery on May 1, 2023, or, if sooner, upon Mr. Tausk’s termination of employment.

PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors has appointed Ernst & Young to be our independent registered public accounting firm for the year ending December 31, 2022. A representative of Ernst & Young is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she so desires. The representative also will be available to respond to appropriate questions from stockholders.
Although stockholder approval is not required, our Board of Directors is submitting the Audit Committee’s appointment of our independent registered public accounting firm for ratification by the stockholders at the annual meeting in order to ascertain the view of the stockholders regarding such appointment. The Audit Committee reserves the right, however, to select a new auditor at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.
During the year ended December 31, 2021, Ernst & Young served as our independent auditor and provided certain tax and other services. Ernst & Young has served as our independent auditor since our formation.
Board of Directors Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.
Vote Required
The ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2022 requires the affirmative vote of a majority of the votes cast on such proposal, if a quorum is present. Abstentions and broker non-votes will have no impact on the vote on this proposal. In the event that this matter is not ratified by our stockholders, the Audit Committee will reconsider whether or not to retain our independent registered public accounting firm at its next scheduled meeting.
Pre-Approval Policies
The Audit Committee Charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for the Company by our independent auditor, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditor’s independence. In determining whether or not to pre-approve services, the Audit Committee considers whether the service is permissible under applicable SEC rules. The Audit Committee may, in its discretion, delegate one or more of its members the authority to pre-approve any services to be performed by our independent auditors, provided such pre-approval is presented to the full Audit Committee at its next scheduled meeting.
All services rendered by Ernst & Young in the year ended December 31, 2021 were pre-approved in accordance with the policies set forth above.
Fees Paid to Principal Auditor
The Audit Committee reviewed the audit and non-audit services performed by Ernst & Young, as well as the fees charged by Ernst & Young for such services. In its review of the non-audit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young. The aggregate fees billed to us for professional accounting services provided by Ernst & Young, including the audits of our annual financial statements, for the years ended December 31, 2021 and 2020, respectively, are set forth in the table below.
	2021	2020
Audit Fees	$2,323,328	$802,705
Audit-Related Fees	14,100	108,500
Tax Fees	733,858	766,675
All Other Fees	1,465	1,930
Total	$3,072,751	$1,679,810

For purposes of the preceding table, the professional fees are classified as follows:
•
Audit Fees - These are fees for professional services performed for the audit of our annual financial statements and the required review of our quarterly financial statements and other procedures performed by the independent auditors to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, and services that generally only an independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC.

•
Audit-Related Fees - These are fees for assurance and related services that traditionally are performed by an independent auditor, such as due diligence related to acquisitions and dispositions, audits related to acquisitions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•
Tax Fees - These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local tax matters. Such services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax matters related to due diligence.

•	All Other Fees - These are fees for other permissible services that do not meet one of the above-described categories, including assistance with internal audit plans and risk assessments.

AUDIT COMMITTEE REPORT
Pursuant to the Audit Committee Charter adopted by the Board of Directors of the Company, the Audit Committee’s primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by overseeing the independent auditors, the audit and financial reporting process and the system of internal control over financial reporting that management has established and by reviewing the financial information to be provided to the Company’s stockholders and others. As of December 31, 2021, the Audit Committee was composed of four independent directors and met 5 times during the year. Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurances with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.
In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2021 in the Company’s Annual Report on Form 10-K with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
The Audit Committee discussed with the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgment as to the quality and acceptability of the financial statements and such other matters as are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB). The Audit Committee also received the written disclosures and the letter from the Company’s independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. In addition, the Audit Committee considered the compatibility of non-audit services provided by the independent auditors with the auditors’ independence.
The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the financial reporting of the Company.
In reliance on these reviews and discussions, the Audit Committee recommended to our Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year-ended December 31, 2021 for filing with the SEC. Our Board of Directors subsequently accepted the Audit Committee’s recommendation and approved the Annual Report on Form 10-K for the year-ended December 31, 2021 for filing with the SEC.
Samuel Tang (Chairperson)
Ranjit M. Kripalani
James F. Risoleo
J. Grayson Sanders
The preceding Audit Committee Report to stockholders is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 4 - ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS (“SAY ON PAY” VOTE)
General Information
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act enable our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation paid to our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules.
Say on Pay Vote Mechanics
We are asking our stockholders to provide advisory (non-binding) approval of the compensation paid to our NEOs, as described in the “Compensation Discussion and Analysis” section and the compensation tables and narrative disclosures of this proxy statement (beginning on page 34).
This advisory (non-binding) vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as described in this proxy statement.
Say on Pay Voting Results in 2021
The Compensation Committee values the feedback of our stockholders and plans to take into account the outcome of say on pay votes when considering future executive compensation arrangements and potential changes to our executive compensation program. At our 2021 annual meeting, approximately 88% of the votes cast approved our executive compensation program. Consistent with the recommendation of our Board and the vote of the stockholders at the 2021 annual meeting, the Board has determined to include an advisory stockholder vote on Named Executive Officer compensation in our proxy materials every year. This policy will remain in effect until the next required advisory (non-binding) vote on the frequency of say on pay votes at the 2026 annual meeting.
Highlights of our Executive Compensation Program
We believe that our executive compensation program:
•	Aligns executive compensation to business objectives and overall Company performance;
•	Attracts, retains, and motivates highly-qualified executives;
•	Balances the focus on short- vs. longer-term performance objectives through an appropriate mix of short-term cash incentive awards and equity incentive awards that vest over a number of years; and
•
Has features designed to further align executive compensation with stockholder interests and mitigate risks, including: (i) no minimum guaranteed base salary increases and (ii) no significant perquisites.

Board of Directors Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE SAY ON PAY PROPOSAL, AS STATED BY THE FOLLOWING RESOLUTION:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2021 Summary Compensation Table, and the other related tables and disclosures.”
The say on pay vote is advisory, and therefore not binding on the Company, our Board of Directors or our Compensation Committee. Our Board of Directors and the Compensation Committee value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements.
Vote Required
Approval of this proposal requires the affirmative vote of a majority of the votes cast on such proposal, if a quorum is present. Abstentions and broker non-votes will have no impact on the vote on this proposal.

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
This Compensation Discussion and Analysis outlines the principles underlying our executive compensation policies and decisions as it relates to the Company’s NEOs. The Company’s NEOs for 2021 were:
•	Michael J. Escalante—Chief Executive Officer and President;
•	Javier F. Bitar—Chief Financial Officer and Treasurer;
•	Nina Momtazee Sitzer—General Counsel, Chief Administrative Officer and Secretary (from February 2021);
•	Louis K. Sohn—Executive Vice President; and
•	Scott A. Tausk—Executive Vice President.
2021 Performance Highlights
Set forth below are the Company’s performance highlights for 2021:
•	Revenue totaled approximately $459.9 million for the year December 31, 2021;
•	Net income (loss) attributable to common stockholders was $1.6 million ($0.00 per basic and diluted share) for the year ended December 31, 2021;
•	AFFO (as defined below) was $0.63 per share for the year ended December 31, 2021;
•	Enterprise value was $5.7 billion as of December 31, 2021;
•	The Company’s portfolio continued to be well-leased and occupied, despite the impact of COVID-19, with 17 new and renewal leases totaling approximately 1.6 million square feet executed in 2021;
•	The Company made numerous improvements to its balance sheet, improving its liquidity;
•	We continued to focus on protecting the health and well-being of our employees and ensuring that there is limited operational disruption as a result of the COVID-19 pandemic;
•	The Company collected approximately 100% of contractual rent during each month of 2021 in spite of the pandemic;
•	In March 2021, the Company completed its acquisition of CCIT II, acquiring a 26 property portfolio with 8 years of weighted average lease term and effecting roughly $10 million of G&A synergies; and
•	The Company completed three strategic dispositions.
See Appendix B hereto for our definition of AFFO and a reconciliation of this non-GAAP financial measure.
Compensation Objectives and Philosophy
Our Compensation Committee believes that the Company’s compensation program for executive officers should:
•	Attract, retain and motivate highly-skilled executives;
•	Encourage management to balance short-term goals against longer-term objectives without incentivizing excessive risk-taking;
•	Achieve an appropriate balance between risk and reward that does not incentivize excessive risk-taking; and
•	Align the interests of management and stockholders through the use of equity-based compensation.

Our Compensation Committee applied this philosophy in establishing each of the elements of executive compensation for the fiscal year ended December 31, 2021, and believes that our executive compensation program achieves these objectives demonstrated by the following:
•
We determine compensation arrangements for our executives based on market data, current compensation trends and internal equity considerations, in consultation with our independent compensation consultant, as discussed under the heading “Peer Group” and “Elements of Compensation”.

•	We reward management using a balanced approach that incorporates cash incentives subject to an assessment of the Company’s financial and operating results.
•	Approximately one-half of our Named Executive Officers’ compensation is paid in the form of equity with long-term vesting to promote retention and alignment with stockholders.
Our Compensation and Governance Practices & Policies
We believe the following practices and policies promote sound compensation governance and are in the best interests of our stockholders and executives:
What We Do		What We Do Not Do
✓	Compensation Committee comprised solely of independent directors	X	No significant perquisites
✓	Independent compensation consultant	X	No guarantees for salary increases

✓	Significant portion of total compensation in the form of equity awards with long-term vesting	X	No tax gross-ups to our NEOs
Determining Compensation for Named Executive Officers
Role of the Compensation Committee
Our Compensation Committee is comprised entirely of independent directors and operates under a written charter. They are responsible for determining compensation for all of the Company’s NEOs including evaluating compensation policies, approving target and actual compensation for executives and administering our equity incentive programs.
Role of Management
Our Chief Executive Officer plays an important role in setting compensation for our other executive officers by assisting our Compensation Committee in evaluating individual goals and objectives and developing compensation recommendations for NEOs other than himself. Final decisions on the design of the compensation program, including total compensation, are ultimately made by our Compensation Committee.
Role of Compensation Consultant
Our Compensation Committee is authorized to retain the services of a compensation consultant to be used to assist in the review and establishment of our compensation programs and related policies. In 2021, our Compensation Committee retained Ferguson Partners Consulting L.P. (“Ferguson Partners”) as its independent compensation consultant to advise our Compensation Committee on executive officer and director compensation. Other than advising our Compensation Committee, Ferguson Partners did not provide any services to the Company in 2021. The Compensation Committee has determined that Ferguson Partners is independent.
Peer Group
As part of its engagement, Ferguson Partners provided our Compensation Committee with comparative market data on the overall compensation program for our executive officers based on an analysis of peer companies. In developing the Company’s peer group, our Compensation Committee took into consideration REITs with the following characteristics:
•	Invest in office and/or industrial properties;
•	Invest in triple-net lease properties;

•	Companies that we directly compete with for talent and opportunities; and
•	Companies approximately no less than 0.5x and no more than 2.0x the size of the Company in terms of total capitalization.
The table set forth below identifies the companies in the peer group used for 2021, which our Compensation Committee considered as part of its analysis in setting compensation for our executive officers:
2021 Executive Compensation Peer Group
Brandywine Realty Trust	Hudson Pacific Properties, Inc.*	Spirit Realty Capital, Inc.
Columbia Property Trust, Inc.	JBG SMITH Properties	STAG Industrial, Inc.
Cousins Properties Incorporated	Kilroy Realty Corporation*	STORE Capital Corporation
Douglas Emmett, Inc.*	Lexington Realty Trust	Terreno Realty Corporation*
First Industrial Realty Trust, Inc.	PS Business Parks, Inc.*
Highwoods Properties, Inc.	Rexford Industrial Realty, Inc.*
*	Represents a California peer comparison
In reviewing the market data, our Compensation Committee does not target any particular peer group percentile for any compensation element but is sensitive to both the pay ranking for each NEO as compared to both (i) the overall peer group and (ii) a subset of California peers with which we most directly compete for talent.
Elements of Compensation
Our executive compensation program for NEOs consists of base salary, an annual incentive cash bonus and long-term equity incentive awards.
Base Salary
Base salary is intended to attract and retain executive officers and is generally based on the scope and complexity of the role and responsibilities, and individual performance. Our Compensation Committee seeks to target our NEOs’ base salaries at competitive levels to recognize professional growth, success and/or increased responsibilities within the Company. Base salaries are reviewed annually to assess if adjustments are appropriate. Based on a review of competitive market data, internal pay equity factors and the Company’s strong performance in 2020, base salaries for each of our NEOs was increased in 2021 relative to 2020 as follows:
Named Executive Officer	2021 Salary	2020 Salary	% Change
Michael J. Escalante	$925,000	$800,000	15.6%
Javier F. Bitar	$500,000	$450,000	11.1%
Nina Momtazee Sitzer	$450,000(1)	—	—
Louis K. Sohn	$350,000	$300,000	16.7%
Scott A. Tausk	$350,000	$300,000	16.7%
(1)	In connection with her promotion to General Counsel, Chief Administrative Officer and Secretary, Ms. Sitzer’s base compensation was set at $450,000.
Annual Incentive Program (Cash Bonuses)
Under the terms of their respective employment agreements, our NEOs are entitled to receive an annual cash bonus within a specified range based on a percentage of their base salary as follows:
Named Executive Officer	Threshold	Target	Maximum
Michael J. Escalante	175%	250%	325%
Javier F. Bitar	100%	150%	200%
Nina Momtazee Sitzer	75%	125%	175%
Louis K. Sohn	75%	125%	175%
Scott A. Tausk	75%	125%	175%

Our annual incentive program provides variable incentive compensation, payable in cash, designed to reward our NEOs for the achievement of annual operational and financial goals, as well as individual performance and significant non-financial achievements. In determining the size of cash bonus awards, our Compensation Committee thoroughly reviews the Company’s performance and individual performance of the NEOs. For the NEOs’ 2021 incentive cash bonuses, our Compensation Committee took into consideration the following key accomplishments:
2021 CASH BONUS CRITERIA
Company Goals	Weighting	Assessment Criteria*
Portfolio Operations (Financial/Operational Performance)	30%
- FFO per Share and AFFO per Share: FFO (as defined below) per share exceeded the initial internal 2021 projections by over $0.04 (in line with revised internal projections (excluding certain strategic transactions for comparability)), for nine months ended September 30, 2021 annualized ($0.64 and $0.63 for the full year) and AFFO per share exceeded initial 2021 projections by over $0.02 (slightly lower than revised internal 2021 projections by approximately $0.01 per share) for the nine months ended September 30, 2021 annualized ($0.63 and $0.63 for the full year)

- Same-Store NOI Growth: Same-Store NOI totaled approximately $210 million for the nine months ended September 30, 2021 or 1.9% compared to the same period last year ($283 million for the full year 2021 or an increase of 3.2% compared to the full year 2020)

- Debt to EBITDA Multiple: Reduced Net Debt to Normalized EBITDAre and Net Debt plus Preferred to Normalized EBITDAre to 7.3x and 7.6x, for the nine months ended September 30, 2021 annualized (7.4x and 7.8x for the full year 2021) (versus 8.3x and 8.8x at the end of 2020), respectively

		- Leasing and WALT:
		›
Portfolio continued to be well-leased and occupied, despite the impact of COVID-19, with 94% and 27.3 million square feet occupied as of December 2021, 95% and 27.5 million square feet leased as of December 31, 2021, which was an increase in occupancy of 5.4% from year end 2020 ›

		›
Sales of vacant properties effectively increased occupancy by 5% as of December 31, 2021. Excluding such sales, occupancy was 88.8% as of December 31, 2021, which was an increase of 0.4% from December 31, 2020. This increase primarily related to the CCIT II acquisition ›

		›
WALT declined from 6.83 years as of December 31, 2020 to 6.25 years as of December 31, 2021, however, excluding the passage of four fiscal quarters, WALT improved by 0.42 due to the acquisition of CCIT II and lease/renewal activity

2021 CASH BONUS CRITERIA
Company Goals	Weighting	Assessment Criteria*

- Cost Controls (G&A): Normalized Cash G&A increased from $29.7 million in 2020 to $30.1 million for the nine months ended September 30, 2021 or a 1.4% increase year-over-year ($30.6 million for the full year 2021 and a 3.0% increase year-over-year), which was in line with internal expectations

- Balance Sheet Management: Numerous improvements to the Company’s balance sheet, including improving liquidity and reducing leverage and net debt to EBITDA multiple and funding the new $400 million 5-year loan in connection with closing the CCIT II transaction

Execution of 2021 Strategic Goals	25%	- Reviewed over $18 billion of potential acquisitions
		- Completed three strategic dispositions - 2275 Cabot Drive, former 1.3 million sq ft Caterpillar manufacturing facility and Westway One - Explored strategic transactions
		- Funded improvements to tenant workspaces in the amount of $33.4 million and commenced a total of 31 capital projects, 26 of which were completed during the year
Project Cardinal	20%	- Acquired 26 properties with 8.0 years of weighted average lease term and effected an estimated $10 million of G&A synergies
GCC Separation	10%	- Continued the process of separating from GCC including rebranding and reduction or elimination of transition services for HR, IT, IR and Marketing
Best-In-Class Organization	10%
- Continued to work towards creating best-in-class forms, processes, and procedures to improve efficiency and ensure consistency and continuity, including focusing on ESG policy development and implementation

COVID-19 pandemic Recovery	5%
- Management continues to respond to the COVID-19 pandemic with a broad, robust and thoughtful series of actions, including (i) maintaining updated property-level COVID action plans and (ii) implementing increased work from home options for our employees.

*
Our Compensation Committee made compensation determinations in December prior to the availability of full year 2021 performance information. Accordingly, the performance assessments above include the performance highlights considered by the Compensation Committee at that time, along with full year or year-end information, as applicable, in the parenthetical that follows each relevant bullet.

See Appendix hereto for our definitions of FFO, AFFO, Net Debt plus Preferred, Normalized EBITDA, Same Store NOI and Same Store Cash G&A.

Based on its assessment of Company performance as described above, our Compensation Committee approved bonuses to Messrs. Bitar, Sohn and Tausk at target. Ms. Sitzer’s bonus was approved at above target in light of the increased responsibilities she took on in 2021 and her performance through the year. Mr. Escalante’s bonus was approved at slightly below target so that the entire bonus payout to NEOs would be, in the aggregate, at approximately target. The bonus approvals were as follows:
	2021 Cash Bonus		2020 Cash Bonus
Named Executive Officer	Payout ($)	As a % of Target	Payout ($)	% Change
Michael J. Escalante	$2,200,000	95%	$2,000,000	10.0%
Javier F. Bitar	$750,000	100%	$675,000	11.1%
Nina Momtazee Sitzer	$750,000	133%	$—	—
Louis K. Sohn	$437,500	100%	$375,000	16.7%
Scott A. Tausk	$437,500	100%	$375,000	16.7%
Long-Term Incentive Program (Equity-Based Compensation)
Grants Relating to 2021 Performance
The Compensation Committee set 2021 target equity award levels for each of our NEOs at year-end 2020. The actual amount awarded could vary upward or downward from the target value based on the Compensation Committee’s evaluation of 2021 performance. In determining the value of the 2021 awards, the Compensation Committee reviewed performance as outlined under “Annual Incentive Program (Cash Bonuses)” above. The Compensation Committee approved awards at the target value.
On December 16, 2021, the Compensation Committee approved for each of the NEOs the year-end 2021 annual equity awards equal to the values proposed in the table below. Historically, year-end equity awards have been granted early in the year following the completion of the prior performance year. Given that the Company was in the process of undertaking a strategic review, the Compensation Committee determined that it would be most appropriate to approve the value associated with year-end grants but delay formally issuing the awards until the strategic review process is completed. Consistent with prior years, these awards will be granted in the form of time-based RSUs, each of which accrues distribution equivalent payments as of January 1, 2022 and vests in equal, one-third installments on each of December 31 of the following three years, provided that the NEO remains continuously employed by us on each such date, subject to certain accelerated vesting provisions as provided in the Restricted Stock Unit Award Agreement and/or respective employment agreement, as applicable. The values of the approved but as yet ungranted RSUs are listed as follows:
Named Executive Officer	Value of RSUs ($)
Michael J. Escalante	$3,500,000
Javier F. Bitar	$1,000,000
Nina Momtazee Sitzer	$750,000
Louis K. Sohn	$500,000
Scott A. Tausk	$500,000
Grants Issued in Fiscal Year 2021 Relating to 2020 Performance
Pursuant to the terms of the employment agreements, we granted equity awards in January 2021 to our NEOs to encourage retention and alignment with the long-term growth and performance of the Company.
Pursuant to the terms of their respective employment agreements, the NEOs were entitled to annual equity awards in 2021 as follows:
Named Executive Officer	Value of RSUs ($)(1)	No. of RSUs
Michael J. Escalante	$3,500,000	390,190
Javier F. Bitar	$1,000,000	111,483

Named Executive Officer	Value of RSUs ($)(1)	No. of RSUs
Nina Momtazee Sitzer	$500,000	55,741
Louis K. Sohn	$500,000	55,741
Scott A. Tausk	$500,000	55,741
(1)
Reflects the value of the RSUs based on the most recently published NAV as of the grant date ($8.97). The values set forth in the Summary Compensation Table reflect the grant date fair value, and as a result of rounding, do not match these values to the exact dollar.

The number of RSUs granted on January 22, 2021 was determined based on the values of the equity awards set forth in the NEOs’ respective employment agreements, divided by our NAV per share of our Class E common stock as of January 22, 2021 of $8.97. The RSUs will be settled in shares of our Class E common stock in accordance with the terms of the respective Restricted Stock Unit Award Agreements and/or respective employment agreements, as applicable. Each RSU represents a contingent right to receive one share of our Class E common stock when settled in accordance with the terms of the respective Restricted Stock Unit Award Agreements and/or respective employment agreements, as applicable, accrues distribution equivalent payments as of January 1, 2021 and will vest in equal, 1/3 installments on each of December 31, 2021, 2022 and 2023, provided that such NEO remains continuously employed by us on each such date, subject to certain accelerated vesting provisions as provided in the Restricted Stock Unit Award Agreements and/or respective employment agreement, as applicable. See “Potential Payments Upon Termination or Change in Control—Employment Agreement with Our Chief Executive Officer” and “Potential Payments Upon Termination or Change in Control—Employment Agreements with Our Other Named Executive Officers” below for additional information regarding the employment agreements with our NEOs.
2021 One-Time Equity Awards
On March 25, 2021, the Compensation Committee approved grants of special one-time RSU awards (the “RSU One-Time Awards”) to the Company’s executive officers, including the NEOs, all other employees and the Company’s Executive Chairman, to retain the award recipients and acknowledge extraordinary accomplishments including:
•	Significant efforts throughout the year to execute on strategic transactions;
•	Completing the acquisition of Cole Office & Industrial REIT;
•	Managing the impact of the COVID-19 pandemic on our portfolio during 2020; and
•	Collecting nearly 100% of contractual rent due through the year.
The number of RSUs granted to the NEOs was calculated based on the Company’s published net asset value as of the grant date. The RSU One-Time Awards will be settled in shares of the Company’s Class E common stock in accordance with the terms of the respective RSU award agreements and/or respective employment agreements, as applicable. Each RSU represents a contingent right to receive one share of the Company’s Class E common stock when settled in accordance with the terms of the respective RSU award agreements and/or respective employment agreements, as applicable, and will vest in equal, 25% installments on each of following four successive anniversaries of the grants, provided that such NEO remains continuously employed by the Company on each such date, subject to certain accelerated vesting provisions as provided in the RSU award agreements and/or respective employment agreements, as applicable. The RSU One-Time Awards do not include distribution equivalent rights.

Named Executive Officer	Value of RSUs ($)(1)	No. of RSUs
Michael J. Escalante	$1,575,000	175,585
Javier F. Bitar	$450,000	50,167
Nina Momtazee Sitzer	$300,000	33,445
Louis K. Sohn	$225,000	25,084
Scott A. Tausk	$225,000	25,084
(1)
Reflects the value of the RSUs based on the most recently published NAV as of the grant date ($8.97). The values set forth in the Summary Compensation Table reflect the grant date fair value, and as a result of rounding, do not match these values to the exact dollar.

Risk Mitigation
Our executive compensation program is designed to achieve an appropriate balance between risk and reward that does not incentivize excessive risk-taking. We believe that our annual cash bonus program and equity compensation program contain appropriate risk mitigation factors, as summarized below:
•	Cap on awards;
•	Balance of short-term and long-term incentives through annual cash bonuses and long-term equity compensation;
•	Substantial portion of total compensation is in the form of long-term equity awards;
•	Vesting periods of either three or four years based on continued service as of the vesting date; and
•	Pre-clearance requirement for any hedging or pledging transactions.
Other Plans, Perquisites and Personal Benefits
Each of our NEOs is eligible to participate in all of our compensatory and benefit plans on the same basis as our other employees.
Employment and Severance Arrangements
We have entered into employment agreements with our NEOs that provide for various severance and change in control benefits and other terms and conditions of employment, described in further detail in “Potential Payments Upon Termination or Change in Control” below.
401(k) Profit Sharing Plan
Our NEOs participate in a combined 401(k) profit sharing plan. The plan provides for a safe harbor employer contribution whereby the Company contributes to the plan on behalf of the NEOs in an amount equal to 3% of the NEO’s gross income per year. The Company then elects to make additional annual discretionary employer contributions above the safe harbor employer contributions up to the IRS maximum allowable defined contribution retirement plan limit, which was set at $58,000 for 2021.
Executive Deferred Compensation Plan
We also maintain an Executive Deferred Compensation Plan, which enables our NEOs to defer the income taxation of salary and bonus amounts elected to be deferred in accordance with the terms of the plan. See “Nonqualified Deferred Compensation” below for additional information about our Executive Deferred Compensation Plan.
Amended and Restated Employee and Director Long-Term Incentive Plan
The equity awards granted to our NEOs during 2021 were granted pursuant to our Amended and Restated Employee and Director Long-Term Incentive Plan (the “Plan”). The Plan provides for the grant of awards to the Company’s directors, full-time employees and certain consultants that provide services to the Company or affiliated entities. Awards granted under the Plan may consist of stock options, restricted stock, stock appreciation rights, distribution equivalent rights and other equity-based awards. The stock-based payment will be measured at fair value and recognized as compensation expense over the vesting period. As of December 31, 2021, approximately 5,647,688 shares were available for future issuance under the Plan.
Tax Considerations
Section 162(m) of the Internal Revenue Code
Section 162(m) of the Code, disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for “covered employees.” Prior to the Tax Cuts and Jobs Act of 2017, covered employees generally consisted of our Chief Executive Officer and each of the next three highest compensated officers serving at the end of the taxable year other than our Chief Financial Officer, and compensation that qualified as “performance-based” under Section 162(m) was exempt from this $1 million deduction limitation. As part of the Tax Cuts and Jobs Act of 2017, the ability to rely on this exemption was, with certain limited exceptions, eliminated; in addition, the determination of the covered employees was generally expanded.
In approving the amount and form of compensation for our NEOs in the future, the Compensation Committee will consider all consequences of providing such compensation, including the potential impact to the Company of Section 162(m) of the Code. As a REIT, we generally are entitled to a deduction from our taxable income for dividends that we pay currently to our stockholders. To meet the REIT requirements and to eliminate our income tax liability at the REIT level, we generally distribute all, and sometimes, more than all of our taxable income. (If we distribute amounts to stockholders in excess of our tax earnings and profits, those excess amounts are a return of capital to our stockholders for tax purposes, rather than taxable dividends.) Thus, any non-deductibility of compensation paid by us is not expected to result in increased tax liability to the Company, but might require us to make increased distributions to stockholders or might result in a greater portion of our distributions being taxable to stockholders as dividends (rather than as a return of capital).
CEO Pay Ratio
In accordance with Item 402(u) of Regulation S-K, we determined the ratio of the annual total 2021 compensation of Mr. Escalante, our Chief Executive Officer, relative to the annual total 2021 compensation of our median employee.
For purposes of identifying the median-compensated employee, we examined our population of 40 full-time and part-time employees (excluding the Chief Executive Officer) as of December 31, 2021. We used a consistently applied compensation measure that included the sum of the following 2021 compensation elements: annualized base salary, actual bonus received, actual equity awards granted in 2021 and employer contributions to the 401(k) profit sharing plan. After the median employee was identified, we estimated the annual total compensation for that employee by applying the same rules as used for determining total compensation for the NEOs as reported in the Summary Compensation Table.
Mr. Escalante’s annual total compensation for 2021 was $8,802,505 as reflected in the Summary Compensation Table on page 44. The 2021 annual total compensation for the median-compensated employee, calculated in the same manner, was estimated to be $173,450. Therefore, our Chief Executive Officer to median employee pay ratio is approximately 50.75:1.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the information required by Item 402(b) of Regulation S-K and contained in the Compensation Discussion and Analysis section of this proxy statement and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2021.
Submitted by the Compensation Committee
of the Board of Directors:
Ranjit M. Kripalani (Chair)
Samuel Tang
J. Grayson Sanders
The preceding Compensation Committee Report to stockholders is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee is currently composed of the directors listed as signatories to the above Compensation Committee Report. During 2021:
•	none of our executive officers was a director of another entity where one of that entity’s executive officers served on our Compensation Committee;
•	no member of the Compensation Committee was during the year or formerly an officer or employee of the Company or any of its subsidiaries;
•	no member of the Compensation Committee entered into any transaction with our Company in which the amount involved exceeded $120,000;
•	none of our executive officers served on the compensation committee of any entity where one of that entity’s executive officers served on our Compensation Committee; and
•	none of our executive officers served on the compensation committee of another entity where one of that entity’s executive officers served as a director on our Board of Directors.

SUMMARY COMPENSATION TABLE
The following table sets forth a summary of all compensation earned, awarded or paid, as applicable, to our NEOs in the fiscal years ended December 31, 2019, 2020 and 2021.
Name and principal position	Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)	Total Compensation
Michael J. Escalante President and Chief Executive Officer	2021	$925,000	$2,200,000	$5,075,001	$602,504	$8,802,505
	2020	$800,000	$2,000,000	$—	$505,180	$3,305,180
	2019	$800,000	$2,200,000	$7,000,004	$477,868	$10,477,872
Javier F. Bitar Chief Financial Officer and Treasurer	2021	$500,000	$750,000	$1,450,001	$223,904	$2,923,905
	2020	$450,000	$675,000	$1,000,001	$202,702	$2,327,703
	2019	$450,000	$742,500	$1,000,005	$116,518	$2,309,023
Nina Momtazee Sitzer General Counsel, Chief Administrative Officer and Secretary (from February 2021)(4)	2021	$450,000	$750,000	$799,999	$146,365	$2,146,364
Louis K. Sohn Executive Vice President	2021	$350,000	$437,500	$725,000	$149,173	$1,661,673
	2020	$300,000	$375,000	$500,001	$135,475	$1,310,476
	2019	$300,000	$425,000	$499,998	$69,199	$1,294,197
Scott Tausk Executive Vice President	2021	$350,000	$437,500	$725,000	$149,206	$1,661,706
	2020	$300,000	$375,000	$500,001	$135,475	$1,310,476
	2019	$300,000	$400,000	$499,998	$69,791	$1,269,789
(1)	Reflects the cash bonus earned by our NEOs based on a qualitative review of individual performance by the Compensation Committee.
(2)
The values for stock in this column reflect the aggregate grant date fair value of RSUs granted during the fiscal years ended December 31, 2019, 2020 and 2021 pursuant to the Plan, calculated in accordance with ASC Topic 718. The grant date fair value is the amount that we would expense in our financial statements over the vesting period of the award based on the probable outcome of the award conditions. Additional information regarding these awards appears under the heading “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentive Program (Equity-Based Compensation)” in the Compensation Discussion and Analysis.

(3)
Includes employer contributions to the Executive Deferred Compensation Plan of $157,139 for Mr. Escalante, $62,981 for Mr. Bitar, $60,433 for Ms. Sitzer, $39,712 for Mr. Sohn and $39,712 for Mr. Tausk, employer contributions to the 401(k) profit sharing plan of $58,000 for Mr. Escalante, $58,000 for Mr. Bitar, $58,000 for Ms. Sitzer, $58,000 for Mr. Sohn, and $58,000 for Mr. Tausk; and the value of the cash and stock distributions issued to the NEOs in 2021 on the RSUs granted on May 1, 2019, January 15, 2020, and January 22, 2021, with amounts of $387,365 for Mr. Escalante, $102,923 for Mr. Bitar, $27,932 for Ms. Sitzer, $51,461 for Mr. Sohn and $51,494 for Mr. Tausk.

(4)	Ms. Sitzer was not an NEO in fiscal year 2020 or 2019. Accordingly, the table includes Ms. Sitzer’s compensation only for fiscal year 2021.

GRANTS OF PLAN-BASED AWARDS
The following table summarizes all grants of plan-based awards made to our NEOs in 2021.
Name	Grant Date	All other stock awards: number of shares of stock or units (#)	Grant date fair value of stock and option awards(3) ($)
Michael J. Escalante	1/22/2021	390,190 (1)	3,500,004
	3/25/2021	175,585 (2)	1,574,997
Javier F. Bitar	1/22/2021	111,483 (1)	1,000,003
	3/25/2021	50,167 (2)	449,998
Nina Momtazee Sitzer	1/22/2021	55,741 (1)	499,997
	3/25/2021	33,445 (2)	300,002
Louis K. Sohn	1/22/2021	55,741 (1)	499,997
	3/25/2021	25,084 (2)	225,003
Scott A. Tausk	1/22/2021	55,741 (1)	499,997
	3/25/2021	25,084 (2)	225,003
(1)	Amount represents RSUs that vest ratably over three years, beginning on the first anniversary of the grant date, based on continued service.
(2)	Amounts represent RSUs that vest ratably over four years, beginning on the first anniversary of the grant date, based on continued service.
(3)	Amount represents the value of the RSUs based on the NAV per share on January 22, 2021 of $8.97, and the value of the RSUs based on the NAV per share on March 25, 2021 of $8.97 as applicable.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreement with Our Chief Executive Officer
The Company is party to an employment agreement, dated December 14, 2018, with Michael J. Escalante, who serves as our Chief Executive Officer (the “Escalante Employment Agreement”). The Escalante Employment Agreement provides that Mr. Escalante will serve as Chief Executive Officer and President for an initial term of five years. Mr. Escalante’s employment agreement will automatically renew for additional one year periods thereafter, unless either the Company or Mr. Escalante provide advance written notice of its or his intent not to renew or unless sooner terminated. Pursuant to the terms of the Escalante Employment Agreement, Mr. Escalante is entitled to, among other things:
•
an annual base salary as described in the “Compensation Discussion and Analysis—Elements of Compensation—Base Salary,” subject to annual review for increase (but not decrease) by our Board or a committee thereof; and

•
an annual cash bonus opportunity (“Incentive Bonus”) with threshold, target and maximum award opportunities of 175%, 250% and 325%, respectively, of the base salary actually paid for such year (subject to adjustment, in the sole discretion of our Compensation Committee, if the Company’s common stock becomes listed on an established stock exchange). The entitlement to and payment of an annual Incentive Bonus is subject to the approval of our Compensation Committee, except that for 2019 and 2020, Mr. Escalante was guaranteed to receive an Incentive Bonus equal to at least the applicable target level for each such year.

Mr. Escalante was granted 732,218 RSUs on May 1, 2019 in accordance with the terms of the Escalante Employment Agreement, which vest in equal, 25% installments on each of December 31, 2019, 2020, 2021 and 2022, provided Mr. Escalante remains continuously employed by us on each such date, subject to certain accelerated vesting provisions as provided in the Restricted Stock Unit Award Agreements for the RSUs (the “Initial Equity Award”). The shares of the Company’s Class E common stock underlying the RSUs will not be delivered upon vesting, but instead will be deferred for delivery on May 1, 2023, or, if sooner, upon Mr. Escalante’s termination of employment, pursuant to a deferral made by Mr. Escalante. The Initial Equity Award had a value of $7 million and was the sole equity award granted to Mr. Escalante until January 2021, at which time, the Company granted Mr. Escalante an annual equity award with a target value of $3.5 million and which is 100% time-vested.

Mr. Escalante is entitled to payments and benefits upon termination of employment as described under “Potential Payments Upon Termination or Change in Control—Employment Agreement with Our Chief Executive Officer.”
The Escalante Employment Agreement also provides that Mr. Escalante will be subject to customary non-compete, non-solicitation, non-disparagement and other restrictive covenants.
Employment Agreements with Our Other Named Executive Officers
The Company is a party to employment agreements, dated as of December 14, 2018, with each of Javier F. Bitar, Louis K. Sohn and Scott A. Tausk and an employment agreement with Nina Momtazee Sitzer dated as of May 10, 2019. Each of such employment agreements (collectively, the “Employment Agreements”) is substantially similar to the material terms of the Escalante Employment Agreement except as noted below:
Javier F. Bitar. Mr. Bitar serves as the Company’s Chief Financial Officer and Treasurer. His Incentive Bonus threshold, target and maximum award opportunities are 100%, 150%, and 200%, respectively. His Initial Equity Award granted in May 2019 had a value of $1 million, and he was eligible to receive annual equity awards beginning in 2020.
Nina Momtazee Sitzer. Ms. Sitzer has served as the Company’s General Counsel since June 2019 and our Chief Administrative Officer and Secretary since February 2021. Her Incentive Bonus threshold, target and maximum award opportunities were 75%, 125%, and 175%, respectively. Her Initial Equity Award granted in January 2020 had a value of $300,000 and she was eligible to receive annual equity awards beginning in 2020.
Louis K. Sohn. Mr. Sohn serves as the Company’s Managing Director, Acquisitions & Corporate Finance. His Incentive Bonus threshold, target and maximum award opportunities are 75%, 125%, and 175%, respectively. His Initial Equity Award granted in May 2019 had a value of $500,000 and he was eligible to receive annual equity awards beginning in 2020.
Scott A. Tausk. Mr. Tausk serves as the Company’s Managing Director, Asset Management. His Incentive Bonus threshold, target and maximum award opportunities are 75%, 125%, and 175%, respectively. His Initial Equity Award granted in May 2019 had a value of $500,000 and he was eligible to receive annual equity awards beginning in 2020.
The Employment Agreements also provide for payments and benefits upon termination of employment as described under “Potential Payments Upon Termination or Change in Control—Employment Agreement with Our Other Named Executive Officers.”
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END DECEMBER 31, 2021
The following table presents information about our NEOs’ outstanding equity awards as of December 31, 2021. The equity awards reported as Stock Awards consist of unvested time-based RSUs granted in 2019, 2020 and 2021.
	Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested(1) ($)
Michael J. Escalante	618,766(2)	$5,643,147
Javier F. Bitar	204,116(3)	$1,861,536
Nina Momtazee Sitzer	86,649(4)	$790,236
Louis K. Sohn	102,058(5)	$930,768
Scott Tausk	102,058(6)	$930,768
(1)	Market value is based on NAV per share on December 31, 2021 of $9.12.
(2)
Consists of (i) 183,054 unvested RSUs granted on May 1, 2019, which vest on December 31, 2022, (ii) 260,127 unvested RSUs granted on January 22, 2021, which vest in equal installments on each of December 31, 2022 and 2023, and (iii) 175,585 unvested RSUs granted on March 25, 2021, which vest in equal installments on each of March 25, 2022, 2023, 2024, and 2025, in each case, provided that Mr. Escalante remains continuously employed by us on each such date, subject to certain accelerated vesting provisions as provided in the Restricted Stock Unit Award Agreements for the RSUs and/or respective employment agreements, as applicable. The shares of Class E common stock underlying the RSUs granted on May 1, 2019 will not be delivered upon vesting, but instead will be deferred for delivery on May 1, 2023, or, if sooner, upon Mr. Escalante’s termination of employment, pursuant to a deferral made by Mr. Escalante.
(3)
Consists of (i) 26,151 unvested RSUs granted on May 1, 2019, which vest in equal installments on December 31, 2022, (ii) 53,476 unvested RSUs granted on January 15, 2020, which vest in equal installments on each of December 31, 2022 and 2023, (iii) 74,322 unvested RSUs granted on January 22, 2021, which vest in equal installments on each of December 31, 2022 and 2023, and (iv) 50,167 unvested RSUs granted on March 25, 2021, which vest in equal installments on each of March 25, 2022, 2023, 2024, and 2025, in each case, provided that Mr. Bitar remains continuously employed by us on each such date, subject to certain accelerated vesting provisions as provided in the Restricted Stock Unit Award Agreements for the RSUs and/or respective employment agreements, as applicable. The shares of Class E common stock underlying the RSUs granted on May 1, 2019 will not be delivered upon vesting, but instead will be deferred for delivery on May 1, 2023, or, if sooner, upon Mr. Bitar’s termination of employment, pursuant to a deferral made by Mr. Bitar.

(4)
Consists of (i) 16,043 unvested RSUs granted on January 15, 2020, which vest in equal installments on each of December 31, 2022 and 2023, (ii) 37,161 unvested RSUs granted on January 22, 2021, which vest in equal installments on each of December 31, 2022 and 2023, and (iii) 33,445 unvested RSUs granted on March 25, 2021, which vest in equal installments on each of March 25, 2022, 2023, 2024, and 2025, in each case, provided that Ms. Sitzer remains continuously employed by us on each such date, subject to certain accelerated vesting provisions as provided in the Restricted Stock Unit Award Agreements for the RSUs and/or respective employment agreements, as applicable.

(5)
Consists of (i) 13,075 unvested RSUs granted on May 1, 2019, which vest on December 31, 2022, (ii) 26,738 unvested RSUs granted on January 15, 2020, which vest in equal installments on each of December 31, 2022 and 2023, (iii) 37,161 unvested RSUs granted on January 22, 2021, which vest in equal installments on each of December 31, 2022 and 2023, and (iv) 25,084 unvested RSUs granted on March 25, 2021, which vest in equal installments on each of March 25, 2022, 2023, 2024, and 2025, in each case, provided that Mr. Sohn remains continuously employed by us on each such date, subject to certain accelerated vesting provisions as provided in the Restricted Stock Unit Award Agreements for the RSUs and/or respective employment agreements, as applicable. The shares of Class E common stock underlying the RSUs granted on May 1, 2019 will not be delivered upon vesting, but instead will be deferred for delivery on May 1, 2023, or, if sooner, upon Mr. Sohn’s termination of employment, pursuant to a deferral made by Mr. Sohn.

(6)
Consists of (i) 13,075 unvested RSUs granted on May 1, 2019, which vest on December 31, 2022, (ii) 26,738 unvested RSUs granted on January 15, 2020, which vest in equal installments on each of December 31, 2022 and 2023, (iii) 37,161 unvested RSUs granted on January 22, 2021, which vest in equal installments on each of December 31, 2022 and 2023, and (iv) 25,084 unvested RSUs granted on March 25, 2021, which vest in equal installments on each of March 25, 2022, 2023, 2024, and 2025, in each case, provided that Mr. Tausk remains continuously employed by us on each such date, subject to certain accelerated vesting provisions as provided in the Restricted Stock Unit Award Agreements for the RSUs and/or respective employment agreements, as applicable. The shares of Class E common stock underlying the RSUs granted on May 1, 2019 will not be delivered upon vesting, but instead will be deferred for delivery on May 1, 2023, or, if sooner, upon Mr. Tausk’s termination of employment, pursuant to a deferral made by Mr. Tausk.

2021 OPTION EXERCISES AND STOCK VESTED
The following table sets forth, for each of our NEOs, the number of shares of our common stock subject to outstanding equity awards that vested in 2021 as well as the value of those shares upon vesting.
	Stock Awards
Name	Number of shares acquired on vesting(1) (#)	Value realized on vesting(1)(2) ($)
Michael J. Escalante	313,118	$2,855,635
Javier F. Bitar	90,050	$821,254
Nina Momtazee Sitzer	26,602	$242,609
Louis K. Sohn	45,025	$410,624
Scott A. Tausk	45,025	$410,624
(1)
Each of Mr. Escalante, Mr. Bitar, Mr. Sohn and Mr. Tausk agreed to defer 100% of the shares of Class E common stock underlying the RSUs granted in 2019 that vested on December 31, 2021 (Mr. Escalante: 183,055 shares; Mr. Bitar: 26,151 shares; Mr. Sohn: 13,075 shares; and Mr. Tausk: 13,075 shares), which shares will be delivered on May 1, 2023, or, if sooner, upon the respective NEO’s termination of employment, pursuant to a deferral made by each of the NEOs. None of the NEOs elected to defer receipt of the shares of Class E common stock underlying the RSUs granted to them in 2020 or 2021.

(2)	Market value is based on NAV per share on the date of vesting.
NONQUALIFIED DEFERRED COMPENSATION
The following table shows the individual contributions, the Company contributions, earnings and account balances for the NEOs in our Executive Deferred Compensation Plan. Participation in this plan is limited to a select group of management or highly compensated employees of the Company and who have had one year of service with the Company. We make an annual contribution equal to 5% of a participant’s total compensation if the participant defers at least 10% of his or her total compensation. The participants may select their investment funds in the plan in which their accounts are deemed to be invested.
Our Executive Deferred Compensation Plan permits participants to defer salary and/or cash bonus amounts up to a maximum of 50% of salary and 90% of bonus. Participants’ accounts increase or decrease based on the hypothetical investment of the account balances in one or more investment funds and are credited and debited in accordance with the actual financial performance of such funds. Participants elect the investment funds in which their accounts are hypothetically invested. Participants are entitled to receive distribution of their vested accounts generally upon a termination of employment (including by reason of disability or death). However, participants may elect to receive all or a portion of their own deferrals and earnings on such deferrals (but not the Company contributions) on a specified date or dates that is at least three years from the year in which the amounts were earned (an “In-Service Distribution”). Participants are fully vested immediately in their own deferrals and earnings on such deferrals, and the Company contributions vest in one-third increments on each of the second, third and fourth anniversaries of the Company contribution date.
Distributions from the plan are made in a lump sum payment as soon as administratively feasible, but no later than 90 days following the date on which the participant is entitled to receive the distribution, except in the event of an In-Service Distribution or a retirement as defined in our Executive Deferred Compensation Plan. Participants’ voluntary contributions to this plan are tax deferred but are subject to the claims of general creditors of the Company.

Name	Executive Contributions in Last FY (2021)(1)	Registrant Contributions in Last FY (2021)	Aggregate Earnings (Losses) in Last FY (2021)(2)	Aggregate Withdrawals/ Distributions in 2021	Aggregate Balance at Last FYE (December 31, 2021)(3)
Michael J. Escalante
Deferred Compensation	$440,000	$157,139	$355	$470,044	$2,712,982
Vested but Undelivered RSUs	$1,586,601(4)	—	—	—	$1,586,601
Javier F. Bitar
Deferred Compensation	$125,962	$62,981	$78,999	$131,533	$702,067
Vested but Undelivered RSUs	$226,658(5)	—	—	—	$226,658
Nina Momtazee Sitzer
Deferred Compensation	$120,865	$60,433	$16,008	—	$297,666
Vested but Undelivered RSUs	$—	—	—	—	—
Louis K. Sohn
Deferred Compensation	$79,423	$39,712	$16,254	—	$946,906
Vested but Undelivered RSUs	$113,328(6)	—	—	—	$113,328
Scott A. Tausk
Deferred Compensation	$79,423	$39,712	$372,824	—	$2,474,881
Vested but Undelivered RSUs	$114,215(7)	—	—	—	$114,215
(1)
Except where noted for vested but undelivered RSUs, represents executive contributions from 2021 salary and/or bonus. All of these amounts are also included in the Summary Compensation Table for 2021 for the respective NEOs.

(2)
Investment earnings (losses) for 2021 under the Executive Deferred Compensation Plan. Amounts in this column are not included in the Summary Compensation Table as they do not qualify as above market or preferential earnings.

(3)
Represents the aggregate balance of the NEOs’ accounts under the Executive Deferred Compensation Plan as of December 31, 2021, and includes the vested and unvested amounts for each NEO. Amounts in this column, other than earnings on deferred compensation, have all been previously disclosed in Summary Compensation Tables in our prior proxy statements (to the extent the NEO was an NEO in prior proxy statements) or in Column (1) above.

(4)
Represents the value of the common stock underlying the RSUs that vested on December 31, 2021, which Mr. Escalante agreed to defer delivery until May 1, 2023, or, if sooner, upon his termination of employment, less the shares used to satisfy employment tax obligations upon the vesting of the RSUs, based on NAV as of June 30, 2021 of $9.12 per share, which was the most recently published NAV price at the time of vesting. Mr. Escalante deferred all 183,054 shares that vested on December 31, 2021 from his May 1, 2019 RSU grant, less 9,085 shares used to satisfy employment tax obligations due in connection with the vesting of the RSUs, resulting in 173,969 shares actually deferred.

(5)
Represents the value of the common stock underlying the RSUs that vested on December 31, 2021 from Mr. Bitar’s May 1, 2019 RSU grant, which Mr. Bitar agreed to defer delivery until May 1, 2023, or, if sooner, upon his termination of employment, less the shares used to satisfy employment tax obligations upon the vesting of the RSUs, based on NAV as of June 30, 2021 of $9.12 per share, which was the most recently published NAV price at the time of vesting. Mr. Bitar deferred all 26,151 shares that vested on December 31, 2021 from his May 1, 2019 RSU grant, less 1,298 shares used to satisfy employment tax obligations due in connection with the vesting of the RSUs, resulting in 24,853 shares actually deferred.

(6)
Represents the value of the common stock underlying the RSUs that vested on December 31, 2021 from Mr. Sohn’s May 1, 2019 RSU grant, which Mr. Sohn agreed to defer delivery until May 1, 2023, or, if sooner, upon his termination of employment, less the shares used to satisfy employment tax obligations upon the vesting of the RSUs, based on NAV as of June 30, 2021 of $9.12 per share, which was the most recently published NAV price at the time of vesting. Mr. Sohn deferred all 13,075 shares that vested on December 31, 2021 from his May 1, 2019 RSU grant, less 649 shares used to satisfy employment tax obligations due in connection with the vesting of the RSUs, resulting in 12,426 shares actually deferred.

(7)
Represents the value of the common stock underlying the RSUs that vested on December 31, 2021 from Mr. Tausk’s May 1, 2019 RSU grant, which Mr. Tausk agreed to defer delivery until May 1, 2023, or, if sooner, upon his termination of employment, less the shares used to satisfy employment tax obligations upon the vesting of the RSUs, based on NAV as of June 30, 2021 of $9.12 per share, which was the most recently published NAV price at the time of vesting. Mr. Tausk deferred all 13,075 shares that vested on December 31, 2021 from his May 1, 2019 RSU grant, less 552 shares used to satisfy employment tax obligations due in connection with the vesting of the RSUs, resulting in 12,523 shares actually deferred.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
As described above, we have employment agreements with each of our NEOs. These employment agreements provide our NEOs with, among other things, base salary, bonus and certain payments at, following and/or in connection with certain terminations of employment or a change in control involving the Company. As used below, the terms “Cause,” “Change in Control,” “Disability” and “Good Reason” shall have the respective meanings set forth in the respective employment agreements and award agreements, as applicable.
Employment Agreement with Our Chief Executive Officer
Under the Escalante Employment Agreement, Mr. Escalante is entitled to payments and benefits upon termination of employment as follows:
•
Death or Disability: (i) base salary earned but not paid as of the termination date, any Incentive Bonus earned by Mr. Escalante for the prior calendar year but not yet paid, reimbursement for unpaid expenses to which Mr. Escalante is entitled to reimbursement, and any accrued or vested compensation or benefits to which Mr. Escalante is entitled under any benefits plans (collectively, the “Accrued Obligations”); (ii) the Incentive Bonus for the calendar year in which the termination occurs, pro-rated for the amount of time Mr. Escalante was employed during such calendar year, assuming target performance; (iii) a lump sum payment equal to 24 months of Healthcare Benefits (as defined in the Escalante Employment Agreement); (iv) the automatic vesting of all outstanding equity awards held by Mr. Escalante as of immediately prior to his termination, assuming target performance for any performance period that has not yet ended (the “Equity Award Vesting”); and (v) the vesting in full of Mr. Escalante’s account under our Executive Deferred Compensation Plan.

•
Without Cause or with Good Reason: (i) the Accrued Obligations; (ii) a pro-rated Incentive Bonus for the calendar year in which such termination occurs (assuming target individual performance and actual Company performance), pro-rated for the amount of time Mr. Escalante was employed during such calendar year; (iii) a lump sum payment equal to three times the sum of (A) his base salary then in effect plus (B) the average of the Incentive Bonus paid to Mr. Escalante for the prior two calendar years preceding the year in which such termination occurs or, in the event such termination date occurs prior to the end of two years after the effective date of the Escalante Employment Agreement, Mr. Escalante’s target Incentive Bonus for any such years not yet elapsed (the “Average Incentive Bonus”); (iv) a lump sum payment equal to 24 months of Healthcare Benefits (as defined in the Escalante Employment Agreement); (v) the Equity Award Vesting; and (vi) the vesting in full of Mr. Escalante’s account under our Executive Deferred Compensation Plan.

•
Termination by the Company without Cause or by Mr. Escalante with Good Reason during the Term and within six months preceding or 12 months following a Change in Control of the Company: all of the benefits and payments described in the paragraph “Without Cause or with Good Reason” above, except that the Healthcare Benefits will be calculated to cover 36 months.

•
Change in Control: the automatic vesting of all outstanding equity awards held by Mr. Escalante as of immediately prior to a Change in Control, assuming target performance for any performance period that has not yet ended.

Employment Agreements with Our Other Named Executive Officers
The payments and benefits upon termination of employment to our other NEOs under the Employment Agreements are substantially similar to such terms of the Escalante Employment Agreement except as noted below:
Javier F. Bitar. Upon termination for Death or Disability, Mr. Bitar will receive a lump sum payment equal to 18 months of Healthcare Benefits. Upon termination Without Cause or with Good Reason, Mr. Bitar will receive a lump sum payment equal to 1.5 times his base salary plus Average Incentive Bonus (as described above) and a lump sum payment equal to 18 months of Healthcare Benefits. Upon termination six months preceding or 12 months following a Change in Control, Mr. Bitar will receive a lump sum payment equal to 2.5 times his base salary plus Average Incentive Bonus and a lump sum payment equal to 30 months of Healthcare Benefits.

Nina Momtazee Sitzer. Upon her termination for Death or Disability, Ms. Sitzer will receive a lump sum payment equal to 18 months of Healthcare Benefits. Upon termination Without Cause or with Good Reason, Ms. Sitzer will receive a lump sum payment equal to 1.5 times her base salary plus Average Incentive Bonus (as described above) and a lump sum payment equal to 18 months of Healthcare Benefits. Upon termination six months preceding or 12 months following a Change in Control, Ms. Sitzer will receive a lump sum payment equal to 2.5 times her base salary plus Average Incentive Bonus and a lump sum payment equal to 30 months of Healthcare Benefits.
Louis K. Sohn. Upon termination for Death or Disability, Mr. Sohn will receive a lump sum payment equal to 18 months of Healthcare Benefits. Upon termination Without Cause or with Good Reason, Mr. Sohn will receive a lump sum payment equal to 1 times his base salary plus Average Incentive Bonus (as described above) and a lump sum payment equal to 1 year of Healthcare Benefits. Upon termination six months preceding or 12 months following a Change in Control, Mr. Sohn will receive a lump sum payment equal to 2 times his base salary plus Average Incentive Bonus and a lump sum payment equal to 24 months of Healthcare Benefits.
Scott A. Tausk. Upon termination for Death or Disability, Mr. Tausk will receive a lump sum payment equal to 18 months of Healthcare Benefits. Upon termination Without Cause or with Good Reason, Mr. Tausk will receive a lump sum payment equal to 1 times his base salary plus Average Incentive Bonus (as described above) and a lump sum payment equal to 1 year of Healthcare Benefits. Upon termination six months preceding or 12 months following a Change in Control, Mr. Tausk will receive a lump sum payment equal to 2 times his base salary plus Average Incentive Bonus and a lump sum payment equal to 24 months of Healthcare Benefits.
The Employment Agreements also provide that (i) all outstanding equity awards held by the executive officer as of immediately prior to a Change in Control will automatically vest in full, assuming target performance for any performance period that has not yet ended and (ii) the NEOs will be subject to restrictive covenants set forth in the Employment Agreements.
Summary of Potential Payments Upon Termination or Change in Control
Name	Benefits	Change in Control without Termination of Employment on 12/31/2021 ($)	Termination without Cause or Resignation with Good Reason as of 12/31/2021 (no Change in Control) ($)	Termination without Cause or Resignation with Good Reason on 12/31/2021 6 months prior to or 12 months following a Change in Control ($)	Retirement on 12/31/2021(1) ($)	Disability on 12/31/2021 ($)	Death on 12/31/2021 ($)
Michael J. Escalante
	Base Severance Payment	—	$11,387,500	$11,387,500	—	$2,312,500	$2,312,500
	Accelerated Vesting of RSUs	$5,643,147	$5,643,147	$5,643,147	—	$5,643,147	$5,643,147
	Other(2)	—	$259,158	$310,167	$2,555,842	$259,158	$259,158

	Total	$5,643,147	$17,289,805	$17,340,814	$2,555,842	$8,214,805	$8,214,805
Javier F. Bitar
	Base Severance Payment	—	$2,563,125	$3,771,875	—	$750,000	$750,000
	Accelerated Vesting of RSUs	$1,861,536	$1,861,536	$1,861,536	—	$1,861,536	$1,861,536
	Other(2)	—	$295,796	$325,614	$450,998	$295,796	$295,796

	Total	$1,861,536	$4,720,457	$5,959,025	$450,998	$2,907,332	$2,907,332

Name	Benefits	Change in Control without Termination of Employment on 12/31/2021 ($)	Termination without Cause or Resignation with Good Reason as of 12/31/2021 (no Change in Control) ($)	Termination without Cause or Resignation with Good Reason on 12/31/2021 6 months prior to or 12 months following a Change in Control ($)	Retirement on 12/31/2021(1) ($)	Disability on 12/31/2021 ($)	Death on 12/31/2021 ($)
Nina Momtazee Sitzer
	Base Severance Payment	—	$1,912,500	$2,812,500	—	$562,500	$562,500
	Accelerated Vesting of RSUs	$790,236	$790,236	$790,236	—	$790,236	$790,236
	Other(2)	—	$149,593	$190,029	$208,727	$149,593	$149,593

	Total	$790,236	$2,852,329	$3,792,765	$208,727	$1,502,329	$1,502,329
Louis K. Sohn
	Base Severance Payment	—	$1,187,500	$1,937,500	—	$437,500	$437,500
	Accelerated Vesting of RSUs	$930,768	$930,768	$930,768	—	$930,768	$930,768
	Other(2)	—	$168,899	$189,994	$799,102	$179,447	$179,447

	Total	$930,768	$2,287,167	$3,058,262	$799,102	$1,547,715	$1,547,715
Scott A. Tausk
	Base Severance Payment	—	$1,175,000	$1,912,500	—	$437,500	$437,500
	Accelerated Vesting of RSUs	$930,768	$930,768	$930,768	—	$930,768	$930,768
	Other(2)	—	$209,414	$237,391	$2,293,444	$223,402	$223,402

	Total	$930,768	$2,315,182	$3,080,659	$2,293,444	$1,591,670	$1,591,670
(1)
The NEOs are only entitled to the vested amount of their respective accounts under our Executive Deferred Compensation Plan as of the retirement or termination date. Additionally, the NEOs will not receive any additional compensation upon retirement, and any accelerated vesting of their equity awards may be subject to the discretion of our Compensation Committee.

(2)
Includes healthcare benefits and vesting in full of the unvested amount of the NEO’s account under our Executive Deferred Compensation Plan pursuant to the terms of the NEOs’ respective employment agreements. The amounts reported under the “Aggregate Balance at Last FYE” column of the Nonqualified Deferred Compensation table reflect the aggregate balance of the NEOs’ accounts under our Executive Deferred Compensation Plan as of December 31, 2021, including the balances transferred to such plan from the GCC deferred compensation plan, and includes the vested and unvested amounts under the combined plan.

For purposes of the table above, we have made the following assumptions where applicable:
•	The date of termination is December 31, 2021;
•	The payments are based on the terms of the NEO’s respective employment agreements and the applicable award agreements governing unvested equity awards;
•
The NEOs’ respective RSU awards were assumed, continued, converted or replaced with a substantially similar award by the Company or a successor entity or its parent or subsidiary in connection with a Change in Control;

•	There is no earned, accrued but unpaid salary;
•	There is no earned, accrued but unpaid bonus for the prior year; and
•	The premiums for the NEO’s health plan coverage, life insurance, long-term disability insurance and accidental death and dismemberment insurance is constant throughout the year.

Compensation of Directors
During 2021, we paid each of our independent directors a retainer of $90,000 in equal quarterly installments. We do not pay separate meeting fees for attendance at our Board or committee meetings. All directors receive reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board.
In addition, we issue to each of our independent directors an annual award of restricted stock granted at a fixed dollar value of $75,000, 50% of which vests immediately upon grant and 50% which vests upon the one-year anniversary of the grant. As described under “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentive Program (Equity-Based Compensation)—2021 One-Time Equity Awards,” Mr. Shields also received an RSU One-Time Equity Award with a value of $900,000.
The following table shows the value of all cash and equity-based compensation paid to the members of our Board during the year ended December 31, 2021.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Kathleen S. Briscoe	$90,000	$74,029	$859	$164,888
Gregory M. Cazel	$90,000	$74,029	$859	$164,888
Ranjit M. Kripalani	$90,000	$74,029	—	$164,029
James F. Risoleo	$75,000	$72,492	$963	$148,455
J. Grayson Sanders	$90,000	$74,029	$859	$164,888
Kevin A. Shields	—	$899,996	—	$899,996
Samuel Tang	$90,000	$74,029	$859	$164,888
(1)
Michael J. Escalante, our Chief Executive Officer and President and member of our Board of Directors, is not included in the table above as he was an executive officer of the Company during 2021 and, therefore did not receive any additional compensation for the services that he provided as a director. The compensation that Mr. Escalante received is included in the Summary Compensation Table.

(2)
The amounts shown in this column reflect the grant date fair value of restricted stock awards granted to each of our non-employee directors calculated in accordance with ASC Topic 718. The grant date fair value is the amount that we would expense in our financial statements over the vesting period of the award.

(3)	Includes the value of the National Association of Corporate Directors membership.
EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2021
Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	$—	5,647,688
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	5,647,888

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
General
Pursuant to the terms of the Nominating and Corporate Governance Committee Charter, our Nominating and Corporate Governance Committee considers and acts upon any conflicts of interest-related matter required by our charter or otherwise permitted by Maryland law where the exercise of independent judgment by any of our directors, who is not an independent director, could reasonably be compromised, including approval of any transaction involving our affiliates or any “related person,” as such term is defined in Item 404 of Regulation S-K as promulgated by the SEC.
Administrative Services Agreement
In connection with EA-1’s self-administration transaction, we, GRT OP, L.P., Griffin Capital Essential Asset TRS, Inc. and Griffin Capital Real Estate Company, LLC, on the one hand, and GCC and Griffin Capital, LLC (“GC LLC”), on the other hand, entered into that certain Administrative Services Agreement dated December 14, 2018 (as amended, the “ASA”), pursuant to which GCC and GC LLC continue to provide certain operational and administrative services at cost to us. Our Executive Chairman is also the Chief Executive Officer of and controls GCC, which is the sole member of GC LLC. We pay GCC a monthly amount based on the actual costs anticipated to be incurred by GCC for the provision of such office space and services until such items are terminated from the ASA. Such costs are reconciled periodically and a full review of the costs will be performed at least annually. In addition, we will directly pay or reimburse GCC for the actual cost of any reasonable third-party expenses incurred in connection with the provision of such services. Since January 1, 2021 and through June 30, 2022, we have paid fees to GCC under the ASA in the aggregate amount of approximately $3.0 million. On March 30, 2022 and June 30, 2022, we amended the ASA to, among other things, reduce the scope of services provided, including removing the provision of office space and advisor services. Following such amendments, GCC and GC LLC are obligated to provide us with human resources support and general corporate support on an as-needed basis.
Office Sublease
On March 25, 2022, we executed a sublease agreement with GCC (the “Sublease”) for the building located at 1520 E. Grand Ave, El Segundo, CA (the “Building”) which is the location of our corporate headquarters. The Building is part of a campus that contains other buildings and parking (the “Campus”). The Sublease also entitles us to use certain common areas on the Campus. The Campus is owned by GCPI, LLC (“GCPI”), and the Building is master leased by GCPI to GCC. GCC is the sublessor under the Sublease. Our Executive Chairman is the Chief Executive Officer of and controls GCC and is also affiliated with GCPI.
The Sublease provides for initial monthly base rent of $45,227, subject to annual escalations of 3% as well as additional rent for certain operating expenses for the Building and portions of the Campus. Since the effective date of the Sublease and through June 30, 2022, we have paid $0.3 million. We anticipate that the annualized rent payable for the year ended December 31, 2022 will be $0.6 million.

STOCKHOLDER PROPOSALS
Any proposal by a stockholder for inclusion in proxy solicitation materials for the 2023 annual meeting of stockholders must be received by our Secretary at our offices no later than [ ], 2023 and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended; provided, however, that in the event that the date of the 2023 annual meeting is advanced or delayed by more than 30 days from the date of the 2022 annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. If a stockholder desires to present a proposal at the next annual meeting, whether or not the proposal is intended to be included in the proxy materials, our bylaws require that the stockholder give advance written notice to our Secretary no earlier than [ ], 2023 and no later than [ ], 2023; provided, however, that in the event that the date of mailing of the notice for the 2023 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the 2022 annual meeting, notice must be delivered not earlier than the 120th day prior to the date of mailing of the notice for the 2023 annual meeting and not later than 5:00 p.m., local time, on the later of the 90th day prior to the date of mailing of the notice for the 2023 annual meeting or the 10th day following the day on which disclosure of the date of mailing of the notice for the 2023 annual meeting is first made. Stockholders desiring to submit a proposal are advised to examine the Company’s bylaws, as they contain additional submission requirements.
In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than [ ], 2023; provided, however, that in the event that the date of the 2023 annual meeting is advanced or delayed by more than 30 days from the date of the 2022 annual meeting, then notice must be provided by the later of 60 days prior to the date of the 2023 annual meeting or the 10th day following the day on which public announcement of the date of the 2023 annual meeting is first made.

PROPOSAL 5 – APPROVAL OF ADJOURNMENT OF THE ANNUAL MEETING
If, at the annual meeting, the number of shares of our common stock, represented in person or by proxy at the annual meeting, voting in favor of the approval of the Conversion Proposal is insufficient to approve the Conversion Proposal, we may move to adjourn the annual meeting in order to solicit additional proxies in favor of the Conversion Proposal. In that event, we intend to ask our stockholders to vote only upon the Adjournment Proposal, the election of each of the eight director nominees, the ratification of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2022, and the advisory (non-binding) proposal regarding the compensation paid to our Named Executive Officers.
In this proposal, we are asking you to approve the adjournment of the annual meeting, and any later adjournments, if we move to adjourn, in order to enable us to solicit additional proxies in favor of the approval of the Conversion Proposal. If our stockholders approve the Adjournment Proposal, we could adjourn the annual meeting to a date no more than 120 days after the record date to use the additional time to solicit additional proxies in favor of the approval of the Conversion Proposal, including the solicitation of proxies from Company stockholders that have previously voted against the approval of the Conversion Proposal. Among other things, approval of any adjournments of the annual meeting for the purpose of soliciting additional proxies if there are insufficient votes to approve the Conversion Proposal could mean that, even if we have received proxies representing a sufficient number of votes against the approval of the Conversion Proposal such that the proposal would be defeated, we may adjourn the annual meeting without a vote on the Conversion Proposal and seek to obtain additional proxies voting in favor of the approval of the Conversion Proposal.
The Board believes that if there are insufficient votes to approve the Conversion Proposal, it is in the best interests of our stockholders to enable us to continue to seek to obtain a sufficient number of additional votes in favor of approval of the Conversion Proposal to bring about the approval of the Conversion Proposal. Pursuant to Maryland law and our bylaws, the chairman of the annual meeting may also adjourn the annual meeting due to lack of quorum to a date no more than 120 days after the record date, and may do so without a vote of the stockholders.
Board of Directors Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE THE CONVERSION PROPOSAL.
Vote Required
The Adjournment Proposal requires the affirmative vote of a majority of the votes cast on such proposal, if a quorum is present. Abstentions and broker non-votes will have no impact on the vote on this proposal.

OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.
BY ORDER OF THE BOARD OF DIRECTORS

Nina Momtazee Sitzer
General Counsel, Chief Administrative Officer and Secretary

El Segundo, California
[ ], 2022

APPENDIX A-1
DECLARATION OF TRUST
OF
GRIFFIN REALTY TRUST
This Declaration of Trust is made as of the date set forth above by the undersigned Trustees (as defined below) of Griffin Realty Trust (the “Trust”). As used herein, the term “Declaration of Trust” means this Declaration of Trust, as it may be amended from time to time.
ARTICLE I
FORMATION
The Trust is a real estate investment trust within the meaning of Title 8 of the Trusts and Associations Article of the Annotated Code of Maryland (“Title 8”). The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended (the “Code”)). The Trust is being formed to be the successor to Griffin Realty Trust, Inc., which was incorporated in the State of Maryland on November 20, 2013, and which is being converted from a Maryland corporation into a Maryland real estate investment trust pursuant to Articles of Conversion being filed concurrently with the filing of this Declaration of Trust.
ARTICLE II
NAME
The name of the Trust is: Griffin Realty Trust.
ARTICLE III
PURPOSE
The Trust is formed for the purpose of carrying on any lawful business or activity, which may include qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the “”Code.
ARTICLE IV
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The name and address of the resident agent for service of process of the Trust in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, MD 21202. The address of the Trust’s principal office in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, MD 21202. The Trust may have such other offices and places of business within or outside the State of Maryland as the board of trustees may from time to time determine.
ARTICLE V
DEFINITIONS
As used herein, the following terms shall have the following meanings unless the context otherwise requires:
Aggregate Share Ownership Limit. 9.8% in value of the aggregate of the outstanding Shares, or such other percentage determined by the board of trustees in accordance with Section 7.1.8 of the Declaration of Trust.
Beneficial Ownership. Ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.
Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.
Charitable Beneficiary. One or more beneficiaries of the Trust as determined pursuant to Section 7.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
A-1-1

Charitable Trust. Any trust provided for in Section 7.2.1.
Charitable Trustee. The Person unaffiliated with the Charitable Trust and a Prohibited Owner that is appointed by the Trust to serve as trustee of the Charitable Trust.
Class A Common Shares. The term shall have the meaning as provided in Section 6.1 herein.
Class AA Common Shares. The term shall have the meaning as provided in Section 6.1 herein.
Class AAA Common Shares. The term shall have the meaning as provided in Section 6.1 herein.
Class D Common Shares. The term shall have the meaning as provided in Section 6.1 herein.
Class D Common Shares Conversion Rate. A fraction, the numerator of which is the Net Asset Value per Class D Common Share and the denominator of which is the Net Asset Value per Class I Common Share.
Class E Common Shares. The term shall have the meaning as provided in Section 6.1 herein.
Class I Common Shares. The term shall have the meaning as provided in Section 6.1 herein.
Class S Common Shares. The term shall have the meaning as provided in Section 6.1 herein.
Class S Common Shares Conversion Rate. A fraction, the numerator of which is the Net Asset Value per Class S Common Share and the denominator of which is the Net Asset Value per Class I Common Share.
Class T Common Shares. The term shall have the meaning as provided in Section 6.1 herein.
Class T Common Shares Conversion Rate. A fraction, the numerator of which is the Net Asset Value per Class T Common Share and the denominator of which is the Net Asset Value per Class I Common Share.
Code. The term shall have the meaning as provided in Article III herein.
Common Shareholders. The holders of record of Common Shares.
Common Share Ownership Limit. 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares, or such other percentage determined by the board of trustees in accordance with Section 7.1.8 of the Declaration of Trust.
Common Shares. The term shall have the meaning as provided in Section 6.1 herein.
Constructive Ownership. Ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.
Excepted Holder. A Shareholder of the Trust for whom an Excepted Holder Limit is created by the board of trustees pursuant to Section 7.1.7.
Excepted Holder Limit. The percentage limit established by the board of trustees pursuant to Section 7.1.7, provided that the affected Excepted Holder agrees to comply with the requirements established by the board of trustees pursuant to Section 7.1.7, and subject to adjustment pursuant to Section 7.1.8.
Initial Public Offering. The initial public offering and sale of Common Shares of the Trust pursuant to the Trust’s first effective registration statement covering such Common Shares filed under the Securities Act of 1933.
Market Price. With respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or, if Nasdaq is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such system, the average of
A-1-2

the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the board of trustees or, in the event that no trading price is available for such Shares, the fair market value of the Shares, as determined in good faith by the board of trustees.
MGCL. The Maryland General Corporation Law, as amended from time to time.
Net Asset Value per Class A Common Share. The net asset value of the Trust allocable to the Class A Common Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class A Common Shares.
Net Asset Value per Class AA Common Share. The net asset value of the Trust allocable to the Class AA Common Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class AA Common Shares.
Net Asset Value per Class AAA Common Share. The net asset value of the Trust allocable to the Class AAA Common Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class AAA Common Shares.
Net Asset Value per Class D Common Share. The net asset value of the Trust allocable to the Class D Common Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class D Common Shares.
Net Asset Value per Class E Common Share. The net asset value of the Trust allocable to the Class E Common Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class E Common Shares.
Net Asset Value per Class I Common Share. The net asset value of the Trust allocable to the Class I Common Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class I Common Shares.
Net Asset Value per Class S Common Share. The net asset value of the Trust allocable to the Class S Common Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class S Common Shares.
Net Asset Value per Class T Common Share. The net asset value of the Trust allocable to the Class T Common Share, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class T Common Shares.
Person. An individual, corporation, association, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, private foundation within the meaning of Section 509(a) of the Code, joint stock company, partnership, limited liability company or other legal entity and also includes a “group” as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, and a group to which an Excepted Holder Limit (as defined in Article VII) applies.
Preferred Shares. The term shall have the meaning as provided in Section 6.1 herein.
Prohibited Owner. With respect to any purported Transfer, any Person who but for the provisions of Section 7.1.1 would Beneficially Own or Constructively Own Shares and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.
Prospectus. The term shall have the meaning as defined in Section 2(10) of the Securities Act of 1933, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act of 1933 or, in the case of an intrastate offering, any document by whatever name known utilized for the purpose of offering and selling securities to the public.
REIT. A corporation, trust or association which is engaged in investing in equity interests in real estate (including fee ownership and leasehold interests and interests in partnerships and joint ventures holding real estate) or in loans secured by mortgages on real estate or both and that qualifies as a real estate investment trust under Sections 856 through 860 of the Code.
A-1-3

Restriction Termination Date. The first day on which the board of trustees determines pursuant to Section 8.2 that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.
SDAT. The State Department of Assessments and Taxation of Maryland.
Shareholders. The registered holders of the Shares.
Shares. All classes or series of shares of beneficial interest of the Trust, including, without limitation, Common Shares and Preferred Shares.
Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive distributions on Shares, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned, and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
Trust. The term shall have the meaning as provided in Article II herein.
Trustee. A member of the board of trustees of the Trust.
ARTICLE VI
SHARES
Section 6.1. Authorized Shares. The Trust has authority to issue 1,000,000,000 Shares, of which (i) 800,000,000 Shares shall be designated as common shares of beneficial interest, $0.001 par value per share (“Common Shares”), of which 60,000,000 Common Shares shall be designated as Class T Common Shares (the “Class T Common Shares”), 60,000,000 Common Shares shall be designated as Class S Common Shares (the “Class S Common Shares”), 60,000,000 Common Shares shall be designated as Class D Common Shares (the “Class D Common Shares”), 60,000,000 Common Shares shall be designated as Class I Common Shares (the “Class I Common Shares”), 440,000,000 Common Shares shall be designated as Class E Common Shares (the “Class E Common Shares”), 40,000,000 Common Shares shall be designated as Class A Common Shares (the “Class A Common Shares”), 75,000,000 Common Shares shall be designated as Class AA Common Shares (the “Class AA Common Shares”), and 5,000,000 Common Shares shall be designated as Class AAA Common Shares (the “Class AAA Common Shares”), and (ii) 200,000,000 Shares shall be designated as preferred shares of beneficial interest, $0.001 par value per share (“Preferred Shares”), of which 10,000,000 of such Preferred Shares shall be designated as Series A Cumulative Perpetual Convertible Preferred Shares of Beneficial Interest (the “Series A Preferred Shares”). The aggregate par value of all authorized Shares having par value is $1,000,000. The board of trustees, without any action by the Shareholders of the Trust, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Trust has the authority to issue. If shares of one class of Shares are classified or reclassified into shares of another class of Shares pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Trust has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Section 6.1.
Section 6.2. Common Shares.
Section 6.2.1. Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.
Section 6.2.2. Description. Subject to the provisions of Article VII and except as may otherwise be specified herein, each Common Share shall entitle the holder thereof to one vote. The board of trustees may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of Shares.
A-1-4

Section 6.2.3. Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Trust, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. The holder of each share of Class A Common Shares, Class AA Common Shares, Class AAA Common Shares, Class D Common Shares, Class E Common Shares, Class I Common Shares, Class S Common Shares, or Class T Common Shares, as the case may be, shall be entitled to be paid, out of assets that are legally available for distribution to the Shareholders, a liquidation payment equal to the Net Asset Value per Class A Common Share, the Net Asset Value per Class AA Common Share, the Net Asset Value per Class AAA Common Share, the Net Asset Value per Class D Common Share, the Net Asset Value per Class E Common Share, the Net Asset Value per Class I Common Share, the Net Asset Value per Class S Common Share, or the Net Asset Value per Class T Common Share, as applicable; provided, however, that if the available assets are insufficient to pay in full the above described liquidation payments, then such assets, or the proceeds thereof, shall be distributed among the holders of the Class A Common Shares, Class AA Common Shares, Class AAA Common Shares, Class D Common Shares, Class E Common Shares, Class I Common Shares, Class S Common Shares and Class T Common Shares ratably in the same proportion as the respective amounts that would be payable on such Class A Common Shares, Class AA Common Shares, Class AAA Common Shares, Class D Common Shares, Class E Common Shares, Class I Common Shares, Class S Common Shares and Class T Common Shares if all amounts payable thereon were paid in full.
Section 6.2.4. Rights Upon Conversion. Each Class T Common Share, Class S Common Share and Class D Common Share shall automatically and without any action on the part of the holder thereof convert into a number of Shares (including fractional Shares) of Class I Common Shares equal to the Class T Common Shares Conversion Rate, Class S Common Shares Conversion Rate or Class D Common Shares Conversion Rate, as applicable, at the end of the month in which the dealer manager for a public offering of the Company, in conjunction with the transfer agent for such public offering of the Company, determines that the total selling commissions, dealer manager fees, and distribution fees paid with respect to all Common Shares held by a Shareholder in their account would exceed, in the aggregate, 9.0% (or a lower limit as set forth in an applicable agreement between the dealer manager of such public offering and a participating broker-dealer) of the gross proceeds from the sale of such Common Shares (including the gross proceeds of any Shares issued under a distribution reinvestment plan with respect thereto). If a Class T Common Share, Class S Common Share or Class D Common Share converts to a number of Class I Common Shares pursuant to the foregoing, all Shares issued under a distribution reinvestment plan with respect to such Share, if any, will also convert into a number of Class I Common Shares equal to the Class T Common Shares Conversion Rate, Class S Common Shares Conversion Rate or Class D Common Shares Conversion Rate, as applicable. Upon the listing of a class of Common Shares for trading on a national securities exchange, each Share of the classes of Common Shares that are not so listed shall automatically and without any action on the part of the holder thereof convert into a number of Shares of the listed class of Common Shares equal to a fraction, the numerator of which is the net asset value of the Trust allocable to the Shares of the applicable non-listed class of Common Shares and the denominator of which is the net asset value of the Trust allocable to the Shares of the listed class of Common Shares.
Section 6.2.5. Voting Rights. Except as may be provided otherwise herein, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common Shareholder shall be entitled to vote pursuant to applicable law) at all meetings of the Shareholders. The Class A Common Shares, Class AA Common Shares, Class AAA Common Shares, Class D Common Shares, Class E Common Shares, Class I Common Shares, Class S Common Shares and Class T Common Shares shall vote together as a single class on all actions to be taken by the Shareholders; provided, however, that the affirmative vote of a majority of the then outstanding Class A Common Shares, Class AA Common Shares, Class AAA Common Shares, Class D Common Shares, Class E Common Shares, Class I Common Shares, Class S Common Shares or Class T Common Shares, as the case may be, with no other class of Common Shares voting except the applicable class of Common Shares voting as a separate class, shall be required (A) to amend the Declaration of Trust if such amendment would materially and adversely affect the rights, preferences and privileges of such class of
A-1-5

Common Shares; (B) on any matter submitted to Shareholders that relates solely to such class of Common Shares; and (C) on any matter submitted to Shareholders in which the interests of such class of Common Shares differ from the interests of any other class of Common Shares.
Section 6.3. Preferred Shares.
Section 6.3.1. Series A Preferred Shares. The Series A Preferred Shares shall have the designation, preferences, conversion and other rights, voting powers, restrictions and limitation as to dividends and other distributions, qualifications and terms and conditions of redemption set forth in the Articles Supplementary of Griffin Realty Trust, Inc. filed for record with the Maryland State Department of Assessments and Taxation on April 29, 2019.
Section 6.3.2. Undesignated Preferred Shares. The board of trustees may classify any unissued shares of Preferred Shares and reclassify any previously classified but unissued shares of Preferred Shares of any series from time to time into one or more classes or series of Shares.
Section 6.4. Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the board of trustees by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Trust to file articles supplementary with the SDAT. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Declaration of Trust (including determinations by the board of trustees or other facts or events within the control of the Trust) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary filed with the SDAT.
Section 6.5. Declaration of Trust and Bylaws. The rights of all Shareholders and the terms of all Shares are subject to the provisions of the Declaration of Trust and the bylaws.
Section 6.6. No Preemptive Rights. Except as may be provided by the board of trustees in setting the terms of classified or reclassified Shares pursuant to Section 6.4 above or as may otherwise be provided by contract approved by the board of trustees, no holder of Shares of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or convertible securities of any nature.
Section 6.7. Issuance of Shares Without Certificates. The board of trustees may authorize the issuance of Shares without certificates. The Trust shall continue to treat the holder of uncertificated Shares registered on its share ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Trust for that purpose.
Section 6.8. Distributions. The board of trustees may from time to time authorize the Trust to declare and pay to Shareholders such dividends or other distributions, in cash or other assets of the Trust or in Shares, including in Shares of one class payable to holders of Shares of another class. Until the board of trustees determines that it is no longer in the best interest of the Trust to qualify as a REIT, the board of trustees shall authorize dividends to the extent necessary to preserve the status of the Trust as a REIT. The exercise of the powers and rights of the board of trustees pursuant to this Section 6.8 shall be subject to the provisions of any class or series of Shares at the time outstanding.
Section 6.9. Voting Rights of Shareholders Generally. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Shareholders shall be entitled to vote only on the following matters: (a) election or removal of Trustees, as provided in Sections 9.1, 8.1 and 8.5 hereof; (b) amendment of the Declaration of Trust, as provided in Article X hereof; (c) merger or consolidation of the Trust into another entity; and (d) such other matters with respect to which the board of trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification.
A-1-6

ARTICLE VII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
Section 7.1. Shares.
Section 7.1.1. Ownership Limitations. Prior to the Restriction Termination Date:
(a) Basic Restrictions.
(i)
(1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)
No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Trust (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Trust actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii)
Any Transfer of Shares that, if effective, would result in the Shares being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares; provided, however, that the board of trustees may waive the application of this Section 7.1.1(a)(iii) if, in the opinion of the board of trustees, such Transfer would not adversely affect the Trust’s ability to qualify as a REIT.

(b) Transfer in Trust. If any Transfer of Shares occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 7.1.1(a)(i) or Section 7.1.1(a)(ii),
(i)
then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.1.1(a)(i) or Section 7.1.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.2, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however, that

(ii)
if the Transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.1.1(a)(i) or Section 7.1.1(a)(ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 7.1.1(a)(i) or Section 7.1.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such Shares.

To the extent that, upon a transfer of Shares pursuant to this Section 7.1.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 Shareholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VII.
A-1-7

Section 7.1.2. Remedies for Breach. If the board of trustees shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.1.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 7.1.1(a) (whether or not such violation is intended), the board of trustees shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.1.1(a) shall automatically result in the Transfer to the Charitable Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of trustees.
Section 7.1.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 7.1.1(a) or any Person who would have owned Shares that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section 7.1.1(b) shall immediately give written notice to the Trust of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust’s status as a REIT.
Section 7.1.4. Owners Required to Provide Information. Prior to the Restriction Termination Date:
(a) every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit.
(b) each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the Shareholder of record) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
Section 7.1.5. Remedies Not Limited. Subject to Section 8.2, nothing contained in this Section 7.1 shall limit the authority of the board of trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its Shareholders in preserving the Trust’s status as a REIT.
Section 7.1.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.1 or Section 7.2 or any definition contained herein, the board of trustees shall have the power to determine the application of the provisions of this Section 7.1 or Section 7.2 with respect to any situation based on the facts known to it. In the event Section 7.1 or Section 7.2 requires an action by the board of trustees and the Declaration of Trust fails to provide specific guidance with respect to such action, the board of trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1 or 7.2. Absent a decision to the contrary by the board of trustees (which the board of trustees may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.1.2) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 7.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.
A-1-8

Section 7.1.7. Exceptions.
(a) Subject to Section 7.1.1(a)(ii), the board of trustees, in its sole and absolute discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:
(i)
the board of trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 7.1.1(a)(ii);

(ii)
such Person does not and represents that it will not own, actually own or Constructively Own, an interest in a tenant of the Trust (or a tenant of any entity owned or controlled by the Trust) that would cause the Trust to actually own or Constructively Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Trust (or an entity owned or controlled by the Trust) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of trustees, rent from such tenant would not adversely affect the Trust’s ability to qualify as a REIT shall not be treated as a tenant of the Trust); and

(iii)
such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.1.1 through 7.1.6) will result in such Shares being automatically transferred to a Charitable Trust in accordance with Section 7.1.1(b) and Section 7.2.

(b) Prior to granting any exception pursuant to Section 7.1.7(a), the board of trustees may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of trustees in its sole and absolute discretion, as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the board of trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
(c) Subject to Section 7.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.
(d) The board of trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time; or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.
Section 7.1.8. Increase in Aggregate Share Ownership Limit and Common Share Ownership Limit. Subject to Section 7.1.1(a)(ii), the board of trustees may from time to time increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons. No decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will be effective for any Person whose percentage of ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, as applicable, until such time as such Person’s percentage of ownership in Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.
A-1-9

Section 7.1.9. Legend. Each certificate for Shares, if certificated, or any written statement of information in lieu of a certificate delivered to a holder of uncertificated Shares, shall bear substantially the following legend:
The Shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Trust’s maintenance of its status as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Declaration of Trust: (a) no Person may Beneficially Own or Constructively Own Common Shares in excess of 9.8% (in value or number of shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own Shares of the Trust in excess of 9.8% of the value of the total outstanding Shares, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Shares that would result in the Trust being “closely held” under Section 856(h) of the Code or otherwise cause the Trust to fail to qualify as a REIT; and (d) other than as provided in the Declaration of Trust, any Transfer of Shares that, if effective, would result in the Shares being Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own Shares which causes or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Trust in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in (a), (b) or (c) above are violated, the Shares in excess or in violation of the above limitations will be automatically transferred to a Charitable Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Trust may redeem Shares upon the terms and conditions specified by the board of trustees in its sole and absolute discretion if the board of trustees determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.
All capitalized terms in this legend have the meanings defined in the Declaration of Trust, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares of the Trust on request and without charge.
Instead of the foregoing legend, the certificate or written statement of information delivered in lieu of a certificate, if any, may state that the Trust will furnish a full statement about certain restrictions on transferability to a Shareholder on request and without charge.
Section 7.2. Transfer of Shares in Trust.
Section 7.2.1. Ownership in Trust. Upon any purported Transfer or other event described in Section 7.1.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been Transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section 7.1.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Charitable Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.2.6.
Section 7.2.2. Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares. The Prohibited Owner shall have no rights in the shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Charitable Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Charitable Trust.
Section 7.2.3. Distributions and Voting Rights. The Charitable Trustee shall have all voting rights and rights to distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the Trust
A-1-10

that the Shares have been transferred to the Charitable Trustee shall be paid by the recipient of such distribution to the Charitable Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any distribution so paid to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust, and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority with respect to the Shares held in the Charitable Trust (at the Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that the Shares have been transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Trust has received notification that Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other Shareholder records for purposes of preparing lists of Shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Shareholders.
Section 7.2.4. Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 7.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust or (b) the price per share received by the Charitable Trustee from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.2.3 of this Article VII. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.2.4, such excess shall be paid to the Charitable Trustee upon demand.
Section 7.2.5. Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 7.2.4. The Trust may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.2.3 of this Article VII. Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.
Section 7.2.6. Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) the Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible
A-1-11

for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Trust to make such designation nor the failure of the Trust to appoint the Charitable Trustee before the automatic transfer provided in Section 7.1.1(b) shall make such transfer ineffective, provided that the Trust thereafter makes such designation and appointment.
Section 7.3. Settlement. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.
Section 7.4. Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.
Section 7.5. Non-Waiver. No delay or failure on the part of the Trust or the board of trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the board of trustees, as the case may be, except to the extent specifically waived in writing.
ARTICLE VIII
BOARD OF TRUSTEES
Section 8.1. Number of Trustees. The initial number of Trustees of the Trust shall be eight. The number of Trustees of the Trust may be increased or decreased from time to time pursuant to the bylaws but shall never be less than the minimum number required by the MGCL. The Trust elects pursuant to Section 3-804(c) of the MGCL that, except as may be provided by the board of trustees in setting the terms of any class or series of Preferred Shares, any and all vacancies on the board of trustees may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy shall serve for the remainder of the full term of the trusteeship in which such vacancy occurred until his or her successor is duly elected and qualifies. No reduction in the number of Trustees shall cause the removal of any Trustee from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Shares. The names of the Trustees who shall serve on the board of trustees until the next annual meeting of the Shareholders and until their successor are duly elected and qualify, subject to the filling of vacancies or an increase in the number of Trustees prior to the next annual meeting of the Shareholders, are:
Kevin A. Shields
Michael J. Escalante
Kathleen S. Briscoe
Gregory M. Cazel
Ranjit M. Kripalani
James F. Risoleo
J. Grayson Sanders
Samuel Tang
Section 8.2. REIT Qualification. If the Trust elects to qualify for federal income tax treatment as a REIT, the board of trustees shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Trust as a REIT; however, if the board of trustees determines that it is no longer in the best interests of the Trust to continue to be qualified as a REIT, the board of trustees may revoke or otherwise terminate the Trust’s REIT election pursuant to Section 856(g) of the Code. The board of trustees also may determine that compliance with any restriction or limitation on ownership and Transfers of Shares set forth in Article VII is no longer required for REIT qualification. The determination by the board of trustees that it is no longer in the best interests of the Trust to continue to be qualified as a REIT shall require the concurrence of two-thirds of the board of trustees.
A-1-12

Section 8.3. Determinations by the Board. The determination as to any of the following matters, made by or pursuant to the direction of the board of trustees, shall be final and conclusive and shall be binding upon the Trust and every holder of Shares: (a) the amount of the net income of the Trust for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other distributions on Shares; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Trust or of any Shares; (e) any interpretation or resolutions of any ambiguity with respect to any provision of the Declaration of Trust (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any Shares of any class or series) or of the bylaws; (f) the number of Shares of any class or series; (g) any matter relating to the acquisition, holding and disposition of any assets by the Trust; (h) any interpretation of the terms and conditions of one or more agreements with any Person; or (i) any other matter relating to the business and affairs of the Trust or required or permitted by applicable law, the Declaration of Trust or bylaws or otherwise to be determined by the board of trustees.
Section 8.4. Authorization by Board of Share Issuance. The board of trustees may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the board of trustees may deem advisable (or without consideration in the case of a share split or share dividend), subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or the bylaws.
Section 8.5. Removal of Trustees. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Trustees, any Trustee, or the entire board of trustees, may be removed from office at any time, but only for cause and then only by the affirmative vote of Shareholders entitled to cast at least a majority of the votes entitled to be cast generally in the election of Trustees. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Trustee caused demonstrable, material harm to the Trust through bad faith or active and deliberate dishonesty.
Section 8.6. Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the board of trustees and taken or approved by the affirmative vote of Shareholders entitled to cast a majority of all the votes entitled to be cast on the matter.
Section 8.7. Rights of Objecting Shareholders. Holders of Shares shall not be entitled to exercise any rights of an objecting Shareholder provided for under Title 3, Subtitle 2 of the MGCL unless the board shall determine that such rights shall apply, with respect to all or any classes or series of Shares, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such Shares would otherwise be entitled to exercise such rights.
ARTICLE IX
LIABILITY OF TRUSTEES,
OFFICERS AND OTHER AGENTS
Section 9.1. Limitation of Trustee and Officer Liability. To the maximum extent permitted by Maryland law, no present or former Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages. Neither the amendment nor repeal of this Section 9.1, nor the adoption or amendment of any other provision of the Declaration of Trust or bylaws inconsistent with this Section 9.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
Section 9.2. Indemnification.
(a) The Trust shall, to the maximum extent permitted by Maryland law, indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse
A-1-13

reasonable expenses in advance of the final disposition of a proceeding to: (i) any individual who is a present or former Trustee or officer of the Trust; or (ii) any individual who, while a Trustee of the Trust and at the request of the Trust, serves or has served as a director, trustee, officer, member, manager, partner or trustee of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his service in such capacity. The rights to indemnification and advancement of expenses provided to a Trustee or officer hereby shall vest immediately upon election of such Trustee or officer. With the approval of the board of trustees, the Trust shall have the power to provide such indemnification and advancement of expenses to any individual who served a predecessor of the Trust in any of the capacities described in (a) or (b) above or to any employee or agent of the Trust. The indemnification and payment or reimbursement of expenses provided herein shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.
(b) Neither the amendment nor repeal of this Section 9.2, nor the adoption or amendment of any other provision of the Declaration of Trust or bylaws inconsistent with this Section 9.2, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
ARTICLE X
AMENDMENT
The Trust reserves the right from time to time to make any amendment to the Declaration of Trust, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Declaration of Trust, of any outstanding Shares.
The Trustees acknowledge this Declaration of Trust to be the trust act of the Trust and as to all matters and facts required to be verified under oath, the undersigned acknowledge that to the best of their knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
[SIGNATURES ON FOLLOWING PAGE]
A-1-14

IN WITNESS WHEREOF, this Declaration of Trust has been executed by the undersigned Trustees on this   day of      , 2022.
Signature	Title	Date

Kevin A. Shields	Trustee

Michael J. Escalante	Trustee

Kathleen S. Briscoe	Trustee

Gregory M. Cazel	Trustee

Ranjit M. Kripalani	Trustee

James F. Risoleo	Trustee

J. Grayson Sanders	Trustee

Samuel Tang	Trustee
A-1-15

APPENDIX A-2
PLAN OF CONVERSION
OF
GRIFFIN REALTY TRUST, INC.
This PLAN OF CONVERSION (including all of the Exhibits attached hereto, this “Plan of Conversion”) sets forth the terms, conditions and procedures governing the conversion of Griffin Realty Trust, Inc., a Maryland corporation (the “Company”), from a Maryland corporation to a Maryland real estate investment trust to be named “Griffin Realty Trust” (the “REIT”).
RECITALS
A. The Company was incorporated in the State of Maryland on November 20, 2013.
B. The Board of Directors of the Company has determined that the conversion, pursuant to Title 3, Subtitle 9 of the Corporations and Associations Article of the Maryland Annotated Code (the “Code”) of the Company from a Maryland corporation to a Maryland statutory real estate investment trust organized under Title 8, Subtitle 1 of the Code, on substantially the terms set forth in this Plan of Conversion (the “Conversion”) to be advisable and in the best interests of the Company and its shareholders and has recommended that the Company’s stockholders approve the Conversion concurrently with the approval of the Asset Sale.
TERMS OF CONVERSION
1. Conversion. Subject to the terms and conditions hereof, and in accordance with the Code and the Company’s articles of incorporation as currently in effect, the Company shall be converted into the REIT at the Effective Time (as defined below). The conversion will be treated as an F reorganization for purposes of the Internal Revenue Code. The directors of the Company as of the Effective Time shall automatically become the Trustees of the REIT as of the Effective Time. The officers of the Company as of the Effective Time shall automatically become the officers of the REIT as of the Effective Time.
2. Continued Existence. In accordance with the terms of Title 3, Subtitle 9 of the Code, from and after the Effective Time (as defined below), the Company shall cease to exist as a Maryland corporation and shall continue to exist in the form of a real estate investment trust as the REIT, and the REIT, for all purposes by the laws of the State of Maryland, shall be deemed to be the same entity as the Company. The Declaration of Trust in substantially the form attached to this Plan as Exhibit A, shall be the Declaration of Trust of the REIT unless and until the same shall be amended or repealed. The Company shall cause its directors, acting in their capacity as the initial trustees of the REIT, to cause the REIT to be formed by filing the Declaration of Trust for record with the Maryland State Department of Assessments and Taxation prior to the Effective Time.
3. Treatment of Shares. At the Effective Time, (a) each issued and outstanding share of Class A, Class AA, Class AAA, Class T, Class D, Class S, Class I and Class E Common Stock of the Company, automatically and by virtue of the Conversion and without any further action on the part of the holder thereof, shall cease to exist as stock of the Company and shall continue to exist as one share of Class A, Class AA, Class AAA, Class T, Class D, Class S, Class I and Class E beneficial interest, respectively, of the REIT, and (b) each outstanding share of Series A Cumulative Perpetual Convertible Preferred Stock of the Company, automatically and by virtue of the Conversion and without any further action on the part of the holder thereof, shall cease to exist as stock of the Company and shall continue to exist as one share of Series A cumulative perpetual convertible preferred beneficial interest of the REIT.
4. Amendment. The Board of Directors of the Company may amend this Plan of Conversion prior to the Effective Time. An amendment made subsequent to the submission of this Plan of Conversion for shareholder approval shall not alter or change any of the terms or conditions of this Plan of Conversion if the change would adversely affect the shares of any class or series of capital stock of the Company.
5. Effects of the Conversion. At and after the Effective Time, the effects of the Conversion on the assets, rights and liabilities of the Company shall be as set forth in Section 3-904 of the Corporations and Associations Article of the Code.
6. Effective Time. The Conversion shall be effective on such date and at such time as shall be set forth in Articles of Conversion effecting the Conversion (the “Effective Time”). The officers of the Company shall
A-2-1

execute and file the Articles of Conversion and any other documents and shall take all such other actions as they may deem necessary or desirable to carry out the intent of this Plan of Conversion, including, without limitation, any and all filings or recordings required by Maryland law.
7. Termination. This Plan may be terminated and abandoned, whether before or after approval of the Conversion as contemplated by this Plan of Conversion by the stockholders of the Company, by action of the Board of Directors of the Company at any time prior to the Effective Time.
*  *  *  *  *
A-2-2

Exhibit A

Form of Declaration of Trust
(See Appendix A-1)
A-2-3

APPENDIX A-3
ARTICLES OF CONVERSION
OF
GRIFFIN REALTY TRUST, INC.
The undersigned corporation, pursuant to Title 3, Subtitle 9 of the Corporations and Associations Article of the Annotated Code of Maryland, hereby certifies that:
1.
The name of the corporation immediately prior to the filing of these articles of entity conversion is Griffin Realty Trust, Inc. (the “Company”). The Company's original Articles of Incorporation were filed with the Maryland State Department of Assessments and Taxation or its predecessor (the “Department”) on November 20, 2013.

2.	The Company shall convert to a Maryland real estate investment trust and its name shall be Griffin Realty Trust (the “Trust”).
3.
The Board of Directors of the Company (the “Board”) resolved that the proposed conversion (the “Conversion”) is advisable on substantially the terms and conditions referred to in that resolution and directed that the Conversion be submitted to the stockholders of the Company, who approved the Conversion at the Company's annual meeting held on [ ], 2022, all in accordance with Title 3, Subtitle 9 of the Corporations and Associations Article of the Annotated Code of Maryland (the “Conversion Statute”) and the vote required by the Company’s charter.

4.
At the effective time of the Conversion, (a) each issued and outstanding share of Class A, Class AA, Class AAA, Class T, Class D, Class S, Class I and Class E Common Stock of the Company, automatically and by virtue of the Conversion and without any further action on the part of the holder thereof, shall cease to exist as stock of the Company and shall continue to exist as one share of Class A, Class AA, Class AAA, Class T, Class D, Class S, Class I and Class E beneficial interest, respectively, of the REIT, and (b) each issued and outstanding share of Series A Cumulative Perpetual Convertible Preferred Stock of the Company, automatically and by virtue of the Conversion and without any further action on the part of the holder thereof, shall cease to exist as stock of the Company and shall continue to exist as one share of Series A cumulative perpetual convertible preferred beneficial interest of the REIT.

5.
The Declaration of Trust as it will be in effect immediately after consummation of the Conversion has been filed with the Department immediately prior to the filing of these articles of entity conversion.

[remainder of page left blank intentionally]
A-3-1

IN WITNESS WHEREOF, the Company has caused these Articles of Conversion to be executed and acknowledged in its name and on its behalf by its Chief Executive Officer and President and attested to by its Chief Administrative Officer, General Counsel and Secretary; and the Chief Executive Officer and President acknowledges that these Articles of Conversion are the act of the Company, and the Chief Executive Officer and President further acknowledges that, as to all matters or facts set forth herein that are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.
GRIFFIN REALTY TRUST, INC.

By:
Name: Michael J. Escalante
Title: Chief Executive Officer and President
ATTEST:

By:
Nina Momtazee Sitzer
Chief Administrative Officer, General Counsel and Secretary
[Signature Page to Articles of Conversion]
A-3-2

APPENDIX A-4

DECLARATION OF TRUST MARKED TO REFLECT THE DIFFERENCES FROM THE COMPANY’S EXISTING CHARTER
~~SECOND ARTICLES~~DECLARATION OF ~~AMENDMENT AND RESTATEMENT~~TRUST OF
GRIFFIN REALTY TRUST~~, INC.~~
This Declaration of Trust is made as of the date set forth above by the undersigned Trustees (as defined below) of Griffin Realty Trust (the “Trust”). As used herein, the term “Declaration of Trust” means this Declaration of Trust, as it may be amended from time to time.
~~FIRST~~: ~~Griffin Realty Trust, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.~~
~~SECOND~~: ~~The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:~~
ARTICLE I
FORMATION
The Trust is a real estate investment trust within the meaning of Title 8 of the Trusts and Associations Article of the Annotated Code of Maryland (“Title 8”). The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended (the “Code”)). The Trust is being formed to be the successor to Griffin Realty Trust, Inc., which was incorporated in the State of Maryland on November 20, 2013, and which is being converted from a Maryland corporation into a Maryland real estate investment trust pursuant to Articles of Conversion being filed concurrently with the filing of this Declaration of Trust.
ARTICLE II
NAME
The name of the ~~corporation~~Trust is: Griffin Realty Trust~~, Inc. (the “Corporation”)~~.
ARTICLE ~~II~~III
PURPOSE
The ~~Corporation~~Trust is formed for the purpose of carrying on any lawful business or activity, which may include qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the ~~Internal Revenue~~ “”Code ~~of 1986, as amended (the “Code”)~~.
ARTICLE ~~III~~IV
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The name and address of the resident agent for service of process of the
~~Corporation~~
Trust in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, MD 21202. The address of the ~~Corporation’s~~Trust’s principal office in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, MD 21202. The ~~Corporation~~Trust may have such other offices and places of business within or outside the State of Maryland as the board of ~~directors~~trustees may from time to time determine.
ARTICLE ~~IV~~V
DEFINITIONS
As used herein, the following terms shall have the following meanings unless the context otherwise requires:
Aggregate~~Stock~~Share Ownership Limit. 9.8% in value of the aggregate of the outstanding Shares, or such other percentage determined by the board of ~~directors~~trustees in accordance with Section ~~6.1.8~~7.1.8 of the ~~charter~~Declaration of Trust.
A-4-1

Beneficial Ownership. Ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning” and “Beneficially Owned” shall have the correlative meanings.
Business Day. Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.
Charitable Beneficiary. One or more beneficiaries of the Trust as determined pursuant to Section ~~6.2.6~~7.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Charitable Trust. Any trust provided for in Section 7.2.1.
Charitable Trustee. The Person unaffiliated with the Charitable Trust and a Prohibited Owner that is appointed by the Trust to serve as trustee of the Charitable Trust.
Class A Common ~~Stock~~Shares. The term shall have the meaning as provided in Section ~~5.1~~6.1 herein.
Class AA Common ~~Stock~~Shares. The term shall have the meaning as provided in Section ~~5.1~~6.1 herein.
Class AAA Common ~~Stock~~Shares. The term shall have the meaning as provided in Section ~~5.1~~6.1 herein.
Class D Common ~~Stock~~Shares. The term shall have the meaning as provided in Section ~~5.1~~6.1 herein.
Class D Common ~~Stock~~Shares Conversion Rate. A fraction, the numerator of which is the Net Asset Value per ~~share of~~ Class D Common ~~Stock~~Shares and the denominator of which is the Net Asset Value per ~~share of~~ Class I Common ~~Stock~~Share.
Class E Common ~~Stock~~Shares. The term shall have the meaning as provided in Section ~~5.1~~6.1 herein.
Class I Common ~~Stock~~Shares. The term shall have the meaning as provided in Section ~~5.1~~6.1 herein.
Class S Common ~~Stock~~Shares. The term shall have the meaning as provided in Section ~~5.1~~6.1 herein.
Class S Common ~~Stock~~Shares Conversion Rate. A fraction, the numerator of which is the Net Asset Value per ~~share of~~ Class S Common ~~Stock~~Share and the denominator of which is the Net Asset Value per ~~share of~~ Class I Common ~~Stock~~Share.
Class T Common ~~Stock~~Shares. The term shall have the meaning as provided in Section ~~5.1~~6.1 herein.
Class T Common ~~Stock~~Shares Conversion Rate. A fraction, the numerator of which is the Net Asset Value per ~~share of~~ Class T Common ~~Stock~~Share and the denominator of which is the Net Asset Value per ~~share of~~ Class I Common ~~Stock~~Share.
Code. The term shall have the meaning as provided in Article ~~II~~
III
 herein.
Common ~~Stock~~. ~~The term shall have the meaning as provided in Section 5.1 herein~~Shareholders. The holders of record of Common Shares.
Common ~~Stock~~Share Ownership Limit. 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding ~~shares of~~ Common ~~Stock~~Share, or such other percentage determined by the board of ~~directors~~trustees in accordance with Section ~~6.1.8~~7.1.8 of the ~~charter~~
Declaration of
Trust
.
Common ~~Stockholders. The holders of record of Common Stock~~Shares. The term shall have the meaning as provided in Section 6.1 herein.
Constructive Ownership. Ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.
A-4-2

~~Corporation~~. ~~The term shall have the meaning as provided in Article I herein.~~
~~Director~~. ~~A member of the board of directors of the Corporation.~~
Excepted Holder. A ~~Stockholder~~Shareholder of the ~~Corporation~~Trust for whom an Excepted Holder Limit is created by the board of ~~directors~~trustees pursuant to Section ~~6.1.7~~7.1.7.
Excepted Holder Limit. The percentage limit established by the board of ~~directors~~trustees pursuant to Section ~~6.1.7~~7.1.7, provided that the affected Excepted Holder agrees to comply with the requirements established by the board of ~~directors~~trustees pursuant to Section ~~6.1.7~~7.1.7, and subject to adjustment pursuant to Section ~~6.1.8~~7.1.8.
Initial Public Offering. The initial public offering and sale of Common ~~Stock~~Shares of the ~~Corporation~~Trust pursuant to the ~~Corporation’s~~Trust’s first effective registration statement covering such Common ~~Stock~~Shares filed under the Securities Act of 1933.
Market Price. With respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by ~~NASDAQ~~Nasdaq or, if ~~NASDAQ~~Nasdaq is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the board of ~~directors~~trustees or, in the event that no trading price is available for such Shares, the fair market value of the Shares, as determined in good faith by the board of ~~directors~~trustees.
MGCL. The Maryland General Corporation Law, as amended from time to time.
Net Asset Value per ~~share of~~ Class A Common ~~Stock~~Share. The net asset value of the ~~Corporation~~Trust allocable to the ~~shares of~~ Class A Common ~~Stock~~Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding ~~shares of~~ Class A Common ~~Stock~~Shares.
Net Asset Value per ~~share of~~ Class AA Common ~~Stock~~Share. The net asset value of the ~~Corporation~~Trust allocable to the ~~shares of~~ Class AA Common ~~Stock~~Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding ~~shares of~~ Class AA Common ~~Stock~~Shares.
Net Asset Value per ~~share of~~ Class AAA Common ~~Stock~~Share. The net asset value of the ~~Corporation~~Trust allocable to the ~~shares of~~ Class AAA Common ~~Stock~~Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding ~~shares of~~ Class AAA Common ~~Stock~~Shares.
Net Asset Value per ~~share of~~ Class D Common ~~Stock~~Share. The net asset value of the ~~Corporation~~Trust allocable to the ~~shares of~~ Class D Common ~~Stock~~Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding ~~shares of~~ Class D Common ~~Stock~~Shares.
Net Asset Value per ~~share of~~ Class E Common ~~Stock~~Share. The net asset value of the ~~Corporation~~Trust allocable to the ~~shares of~~ Class E Common ~~Stock~~Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding ~~shares of~~ Class E Common ~~Stock~~Shares.
Net Asset Value per ~~share of~~ Class I Common ~~Stock~~Share. The net asset value of the ~~Corporation~~Trust allocable to the ~~shares of~~ Class I Common ~~Stock~~Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding ~~shares of~~ Class I Common ~~Stock~~Shares.
Net Asset Value per ~~share of~~ Class S Common ~~Stock~~Share. The net asset value of the ~~Corporation~~Trust allocable to the ~~shares of~~ Class S Common ~~Stock~~Shares, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding ~~shares of~~ Class S Common ~~Stock~~Shares.
A-4-3

Net Asset Value per ~~share of~~ Class T Common ~~Stock~~Share. The net asset value of the ~~Corporation~~Trust allocable to the ~~shares of~~ Class T Common ~~Stock~~Share, calculated as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding ~~shares of~~ Class T Common ~~Stock~~Shares.
Person. An individual, corporation, association, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, private foundation within the meaning of Section 509(a) of the Code, joint stock company, partnership, limited liability company or other legal entity and also includes a “group” as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, and a group to which an Excepted Holder Limit (as defined in Article ~~VI~~VII) applies.
Preferred ~~Stock~~Shares. The term shall have the meaning as provided in Section ~~5.1~~6.1 herein.
Prohibited Owner. With respect to any purported Transfer, any Person who but for the provisions of Section ~~6.1.1~~7.1.1 would Beneficially Own or Constructively Own Shares and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.
Prospectus. The term shall have the meaning as defined in Section 2(10) of the Securities Act of 1933, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act of 1933 or, in the case of an intrastate offering, any document by whatever name known utilized for the purpose of offering and selling securities to the public.
REIT. A corporation, trust or association which is engaged in investing in equity interests in real estate (including fee ownership and leasehold interests and interests in partnerships and joint ventures holding real estate) or in loans secured by mortgages on real estate or both and that qualifies as a real estate investment trust under Sections 856 through 860 of the Code.
Restriction Termination Date. The first day on which the board of ~~directors~~trustees determines pursuant to Section ~~7.2~~
8.2
 that it is no longer in the best interests of the ~~Corporation~~Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the ~~Corporation~~Trust to qualify as a REIT.
SDAT. The State Department of Assessments and Taxation of Maryland.
Shareholders. The registered holders of the Shares.
Shares. All classes or series of ~~stock~~shares of beneficial interest of the ~~Corporation~~Trust, including, without limitation, Common ~~Stock~~Shares and Preferred ~~Stock~~Shares.
~~Stockholders~~. ~~The registered holders of the Shares.~~
Transfer. Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive distributions on Shares, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned, and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
Trust. ~~Any trust~~The term shall have the meaning as provided ~~for in Section 6.2.1~~in Article II herein.
~~Trustee. The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.~~
Trustee.  A member of the board of trustees of the Trust.
A-4-4

ARTICLE ~~V~~VI
~~STOCK~~SHARES
Section ~~5.1~~6.1. Authorized Shares. The ~~Corporation~~Trust has authority to issue 1,000,000,000 Shares, of which (i) 800,000,000 Shares shall be designated as common ~~stock~~shares of beneficial interest, $0.001 par value per share (“Common ~~Stock~~Shares”), of which 60,000,000 Common Shares shall be designated as Class T Common ~~Stock~~Shares (the “Class T Common ~~Stock~~Shares”), 60,000,000 Common Shares shall be designated as Class S Common ~~Stock~~Shares (the “Class S Common ~~Stock~~Shares”), 60,000,000 Common Shares shall be designated as Class D Common ~~Stock~~Shares (the “Class D Common ~~Stock~~Shares”), 60,000,000 Common Shares shall be designated as Class I Common ~~Stock~~Shares (the “Class I Common ~~Stock~~Shares”), 440,000,000 Common Shares shall be designated as Class E Common ~~Stock~~Shares (the “Class E Common ~~Stock~~Shares”), 40,000,000 Common Shares shall be designated as Class A Common ~~Stock~~Shares (the “Class A Common ~~Stock~~Shares”), 75,000,000 Common Shares shall be designated as Class AA Common ~~Stock~~Shares (the “Class AA Common ~~Stock~~Shares”), and 5,000,000 Common Shares shall be designated as Class AAA Common ~~Stock~~Shares (the “Class AAA Common ~~Stock~~Shares”), and (ii) 200,000,000 Shares shall be designated as preferred ~~stock~~shares of beneficial interest, $0.001 par value per share (“Preferred ~~Stock~~Shares”), of which 10,000,000 of such Preferred Shares ~~are~~shall be designated ~~(by Articles Supplementary filed with the SDAT on April 29, 2019) as the “~~as Series A Cumulative Perpetual Convertible Preferred ~~Stock” with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption set forth on Exhibit A hereto.~~ Shares of Beneficial Interest (the “Series A Preferred Shares”). The aggregate par value of all authorized Shares having par value is $1,000,000. The board of ~~directors~~trustees, without any action by the ~~Stockholders~~Shareholders of the ~~Corporation~~Trust, may amend the ~~charter~~Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the ~~Corporation~~Trust has the authority to issue. If shares of one class of ~~stock~~Shares are classified or reclassified into shares of another class of ~~stock~~Shares pursuant to this Article ~~V~~VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the ~~Corporation~~Trust has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Section ~~5.1~~6.1.
Section ~~5.2~~6.2. Common ~~Stock~~Shares.
Section ~~5.2.1~~6.2.1. Common Shares Subject to Terms of Preferred Shares. The Common ~~Stock~~Shares shall be subject to the express terms of any series of Preferred ~~Stoc~~Shares.
Section ~~5.2.2~~6.2.2.Description. Subject to the provisions of Article ~~VI~~VII and except as may otherwise be specified herein, each ~~share of~~ Common ~~Stock~~Share shall entitle the holder thereof to one vote. The board of ~~directors~~trustees may classify or reclassify any unissued Common ~~Stock~~Shares from time to time into one or more classes or series of Shares.
Section ~~5.2.3~~6.2.3.Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the ~~Corporation~~Trust, the aggregate assets available for distribution to holders of the Common ~~Stock~~Shares shall be determined in accordance with applicable law. The holder of each share of Class A Common ~~Stock~~Shares, Class AA Common ~~Stock~~Shares, Class AAA Common ~~Stock~~Shares, Class D Common ~~Stock~~Shares, Class E Common ~~Stock~~Shares, Class I Common ~~Stock~~Shares, Class S Common ~~Stock~~Shares, or Class T Common ~~Stock~~Shares, as the case may be, shall be entitled to be paid, out of assets that are legally available for distribution to the ~~Stockholders~~Shareholders, a liquidation payment equal to the Net Asset Value per ~~share of~~ Class A Common ~~Stock~~Share, the Net Asset Value per ~~share of~~ Class AA Common ~~Stock~~Share, the Net Asset Value per ~~share of~~ Class AAA Common ~~Stock~~Share, the Net Asset Value per ~~share of~~ Class D Common ~~Stock~~Share, the Net Asset Value per ~~share of~~ Class E Common ~~Stock~~Share, the Net Asset Value per ~~share of~~ Class I Common ~~Stock~~Share, the Net Asset Value per ~~share of~~ Class S Common ~~Stock~~Share, or the Net Asset Value per ~~share of~~ Class T Common ~~Stock~~Share, as applicable; provided, however, that if the available assets are insufficient to pay in full the above described liquidation payments, then such assets, or the proceeds thereof, shall be distributed among the holders of the Class A Common ~~Stock~~Shares, Class AA Common ~~Stock~~Shares, Class AAA Common ~~Stock~~Shares, Class D Common ~~Stock~~Shares, Class E Common ~~Stock~~Shares, Class I Common ~~Stock~~Shares, Class S Common ~~Stock~~Shares and Class T Common ~~Stock~~Shares ratably in the same proportion as the respective
A-4-5

amounts that would be payable on such ~~shares of~~ Class A Common ~~Stock~~Shares, Class AA Common ~~Stock~~Shares, Class AAA Common ~~Stock~~Shares, Class D Common ~~Stock~~Shares, Class E Common ~~Stock~~Shares, Class I Common ~~Stock~~Shares, Class S Common ~~Stock~~Shares and Class T Common ~~Stock~~Shares if all amounts payable thereon were paid in full.
Section ~~5.2.4~~6.2.4. Rights Upon Conversion. Each ~~Share of~~ Class T Common ~~Stock~~
Share
, Class S Common ~~Stock~~Share and Class D Common ~~Stock~~Share shall automatically and without any action on the part of the holder thereof convert into a number of Shares (including fractional Shares) of Class I Common ~~Stock~~Shares equal to the Class T Common ~~Stock~~Shares Conversion Rate, Class S Common ~~Stock~~Shares Conversion Rate or Class D Common ~~Stock~~Shares Conversion Rate, as applicable, at the end of the month in which the dealer manager for a public offering of the Company, in conjunction with the transfer agent for such public offering of the Company, determines that the total selling commissions, dealer manager fees, and distribution fees paid with respect to all Common Shares ~~of Common Stock~~ held by a ~~Stockholder~~Shareholder in their account would exceed, in the aggregate, 9.0% (or a lower limit as set forth in an applicable agreement between the dealer manager of such public offering and a participating broker-dealer) of the gross proceeds from the sale of such Common Shares ~~of Common Stock~~ (including the gross proceeds of any Shares issued under a distribution reinvestment plan with respect thereto). If a ~~Share of~~ Class T Common ~~Stock~~Share, Class S Common ~~Stock~~Share or Class D Common ~~Stock~~Share converts to a number of ~~Shares of~~ Class I Common ~~Stock~~Shares pursuant to the foregoing, all Shares issued under a distribution reinvestment plan with respect to such Share, if any, will also convert into a number of ~~Shares of~~ Class I Common ~~Stock~~Shares equal to the Class T Common ~~Stock~~Shares Conversion Rate, Class S Common ~~Stock~~Shares Conversion Rate or Class D Common ~~Stock~~Shares Conversion Rate, as applicable. Upon the listing of a class of Common ~~Stock~~Shares for trading on a national securities exchange, each Share of the classes of Common ~~Stock~~Shares that are not so listed shall automatically and without any action on the part of the holder thereof convert into a number of Shares of the listed class of Common ~~Stock~~Shares equal to a fraction, the numerator of which is the net asset value of the ~~Corporation~~Trust allocable to the Shares of the applicable non-listed class of Common ~~Stock~~Shares and the denominator of which is the net asset value of the ~~Corporation~~Trust allocable to the Shares of the listed class of Common ~~Stock~~Shares.
Section ~~5.2.5~~6.2.5.  Voting Rights. Except as may be provided otherwise herein, and subject to the express terms of any series of Preferred ~~Stock~~Shares, the holders of the Common ~~Stock~~Shares shall have the exclusive right to vote on all matters (as to which a common ~~stockholder~~Shareholder shall be entitled to vote pursuant to applicable law) at all meetings of the ~~Stockholders~~Shareholders. The ~~shares of~~ Class A Common ~~Stock~~Shares, Class AA Common ~~Stock~~Shares, Class AAA Common ~~Stock~~Shares, Class D Common ~~Stock~~Shares, Class E Common ~~Stock~~Shares, Class I Common ~~Stock~~Shares, Class S Common ~~Stock~~Shares and Class T Common ~~Stock~~Shares shall vote together as a single class on all actions to be taken by the ~~Stockholders~~Shareholders; provided, however, that the affirmative vote of a majority of the then outstanding Class A Common ~~Stock~~Shares, Class AA Common ~~Stock~~Shares, Class AAA Common ~~Stock~~Shares, Class D Common ~~Stock~~Shares, Class E Common ~~Stock~~Shares, Class I Common ~~Stock~~Shares, Class S Common ~~Stock~~Shares or Class T Common ~~Stock~~Shares, as the case may be, with no other class of Common ~~Stock~~Shares voting except the applicable class of Common ~~Stock~~Shares voting as a separate class, shall be required (A) to amend the ~~charter~~Declaration of Trust if such amendment would materially and adversely affect the rights, preferences and privileges of such class of Common ~~Stock~~Shares; (B) on any matter submitted to ~~Stockholders~~Shareholders that relates solely to such class of Common ~~Stock~~Shares; and (C) on any matter submitted to ~~Stockholders~~Shareholders in which the interests of such class of Common ~~Stock~~Shares differ from the interests of any other class of Common ~~Stock~~Shares.
Section ~~5.3~~6.3. Preferred ~~Stock.~~ Shares.
Section 6.3.1. Series A Preferred Shares. The Series A Preferred Shares shall have the designation, preferences, conversion and other rights, voting powers, restrictions and limitation as to dividends and other distributions, qualifications and terms and conditions of redemption set forth in the Articles Supplementary of Griffin Realty Trust, Inc. filed for record with the Maryland State Department of Assessments and Taxation on April 29, 2019.
Section 6.3.2. Undesignated Preferred Shares. The board of ~~directors~~trustees may classify any unissued shares of Preferred ~~Stock~~Shares and reclassify any previously classified but unissued shares of Preferred ~~Stock~~Shares of any series from time to time into one or more classes or series of Shares.
A-4-6

Section ~~5.4~~6.4. Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the board of ~~directors~~trustees by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article ~~VI~~VII and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the ~~Corporation~~Trust to file articles supplementary with the SDAT. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section ~~5.4~~6.4 may be made dependent upon facts or events ascertainable outside the ~~charter~~Declaration of Trust (including determinations by the board of ~~directors~~trustees or other facts or events within the control of the ~~Corporation~~Trust) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary filed with the SDAT.
Section ~~5.5. Charter~~6.5. Declaration of Trust and Bylaws. The rights of all ~~Stockholders~~Shareholders and the terms of all Shares are subject to the provisions of the ~~charter~~Declaration of Trust and the bylaws.
Section ~~5.6~~6.6. No Preemptive Rights. Except as may be provided by the board of ~~directors~~trustees in setting the terms of classified or reclassified Shares pursuant to Section ~~5.4~~6.4 above or as may otherwise be provided by contract approved by the board of ~~directors~~trustees, no holder of Shares of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or convertible securities of any nature.
Section ~~5.7~~6.7. Issuance of Shares Without Certificates. The board of ~~directors~~trustees may authorize the issuance of Shares without certificates. The ~~Corporation~~Trust shall continue to treat the holder of uncertificated Shares registered on its ~~stock~~share ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the ~~Corporation~~Trust for that purpose.
Section ~~5.8~~6.8. Distributions. The board of ~~directors~~trustees may from time to time authorize the ~~Corporation~~Trust to declare and pay to ~~Stockholders~~Shareholders such dividends or other distributions, in cash or other assets of the ~~Corporation~~Trust or in Shares, including in Shares of one class payable to holders of Shares of another class. Until the board of ~~directors~~trustees determines that it is no longer in the best interest of the ~~Corporation~~Trust to qualify as a REIT, the board of ~~directors~~trustees shall authorize dividends to the extent necessary to preserve the status of the ~~Corporation~~Trust as a REIT. The exercise of the powers and rights of the board of ~~directors~~trustees pursuant to this ~~section~~Section 6.8 shall be subject to the provisions of any class or series of Shares at the time outstanding.
Section 6.9. Voting Rights of Shareholders Generally. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Shareholders shall be entitled to vote only on the following matters: (a) election or removal of Trustees, as provided in Sections 9.1, 8.1 and 8.5 hereof; (b) amendment of the Declaration of Trust, as provided in Article X hereof; (c) merger or consolidation of the Trust into another entity; and (d) such other matters with respect to which the board of trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification.
ARTICLE ~~VI~~VII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
Section ~~6.1~~7.1. ~~Stock~~Shares.
Section ~~6.1.1~~7.1.1. Ownership Limitations. Prior to the Restriction Termination Date:
(a) Basic Restrictions.
(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate ~~Stock~~Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own ~~shares of~~ Common ~~Stock~~Shares in excess of the Common ~~Stock~~Share Ownership Limit, and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.
A-4-7

(ii) No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the ~~Corporation~~Trust (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the ~~Corporation~~Trust actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the ~~Corporation~~Trust from such tenant would cause the ~~Corporation~~Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
(iii) Any Transfer of Shares that, if effective, would result in the Shares being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares; provided, however, that the board of ~~directors~~trustees may waive the application of this Section ~~6.1.1~~7.1.1(a)(iii) if, in the opinion of the board of ~~directors~~trustees, such Transfer would not adversely affect the ~~Corporation’s~~Trust’s ability to qualify as a REIT.
(b) Transfer in Trust. If any Transfer of Shares occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section ~~6.1.1~~7.1.1(a)(i) or Section ~~6.1.1~~7.1.1(a)(ii),
(i) then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section ~~6.1.1~~7.1.1(a)(i) or Section ~~6.1.1~~7.1.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section ~~6.2~~7.2, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however, that
(ii) if the Transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section ~~6.1.1~~7.1.1(a)(i) or Section ~~6.1.1~~7.1.1(a)(ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section ~~6.1.1~~7.1.1(a)(i) or Section ~~6.1.1~~7.1.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such Shares.
To the extent that, upon a transfer of Shares pursuant to this Section ~~6.1.1~~7.1.1(b), a violation of any provision of this Article ~~VI~~VII would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 ~~stockholder~~Shareholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article ~~VI~~VII.
Section ~~6.1.2~~7.1.2. Remedies for Breach. If the board of ~~directors~~trustees shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section ~~6.1.1~~7.1.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section ~~6.1.1~~7.1.1(a) (whether or not such violation is intended), the board of ~~directors~~trustees shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the ~~Corporation~~Trust to redeem shares, refusing to give effect to such Transfer on the books of the ~~Corporation~~Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section ~~6.1.1~~7.1.1(a) shall automatically result in the Transfer to the Charitable Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of ~~directors~~trustees.
Section ~~6.1.3~~7.1.3. Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section ~~6.1.1~~7.1.1(a) or any Person who would have owned Shares that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section ~~6.1.1~~7.1.1(b) shall immediately give written notice to the ~~Corporation~~Trust of such event
A-4-8

or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the ~~Corporation~~Trust such other information as the ~~Corporation~~Trust may request in order to determine the effect, if any, of such Transfer on the ~~Corporation’s~~Trust’s status as a REIT.
Section ~~6.1.4~~7.1.4. Owners Required to Provide Information. Prior to the Restriction Termination Date:
(a) every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the ~~Corporation~~Trust stating the name and address of such owner, the number of Shares and other Shares Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the ~~Corporation~~Trust such additional information as the ~~Corporation~~Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the ~~Corporation’s~~Trust’s status as a REIT and to ensure compliance with the Aggregate ~~Stock~~Share Ownership Limit.
(b) each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the ~~stockholder~~Shareholder of record) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the ~~Corporation~~Trust such information as the ~~Corporation~~Trust may request, in good faith, in order to determine the ~~Corporation’s~~Trust’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
Section ~~6.1.5~~7.1.5. Remedies Not Limited. Subject to Section ~~7.2~~8.2, nothing contained in this Section ~~6.1~~7.1 shall limit the authority of the board of ~~directors~~trustees to take such other action as it deems necessary or advisable to protect the ~~Corporation~~Trust and the interests of its ~~Stockholders~~Shareholders in preserving the ~~Corporation’s~~Trust’s status as a REIT.
Section ~~6.1.6~~7.1.6. Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section ~~6.1~~7.1 or Section ~~6.2~~7.2 or any definition contained herein, the board of ~~directors~~trustees shall have the power to determine the application of the provisions of this Section ~~6.1~~7.1 or Section ~~6.2~~7.2 with respect to any situation based on the facts known to it. In the event Section ~~6.1~~7.1 or Section ~~6.2~~7.2 requires an action by the board of ~~directors~~trustees and the ~~charter~~Declaration of Trust fails to provide specific guidance with respect to such action, the board of ~~directors~~trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections ~~6.1~~7.1 or ~~6.2~~7.2. Absent a decision to the contrary by the board of ~~directors~~trustees (which the board of ~~directors~~trustees may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section ~~6.1.2~~7.1.2) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section ~~6.1.1~~7.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.
Section ~~6.1.7~~7.1.7. Exceptions.
(a) Subject to Section ~~6.1.1~~7.1.1(a)(ii), the board of ~~directors~~trustees, in its sole and absolute discretion, may exempt (prospectively or retroactively) a Person from the Aggregate ~~Stock~~Share Ownership Limit and the Common ~~Stock~~Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:
(i) the board of ~~directors~~trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no ~~Person’s~~Person’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section ~~6.1.1~~7.1.1(a)(ii);
(ii) such Person does not and represents that it will not own, actually own or Constructively Own, an interest in a tenant of the ~~Corporation~~Trust (or a tenant of any entity owned or controlled by the ~~Corporation~~Trust) that would cause the ~~Corporation~~Trust to actually own or Constructively Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of ~~directors~~trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the ~~Corporation~~Trust (or an entity owned or controlled by the ~~Corporation~~Trust) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of ~~directors~~trustees, rent from such tenant would not adversely affect the ~~Corporation’s~~Trust’s ability to qualify as a REIT shall not be treated as a tenant of the ~~Corporation~~Trust); and
A-4-9

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections ~~6.1.1~~7.1.1 through ~~6.1.6~~7.1.6) will result in such Shares being automatically transferred to a Charitable Trust in accordance with Section ~~6.1.1~~7.1.1(b) and Section ~~6.2~~7.2.
(b) Prior to granting any exception pursuant to Section ~~6.1.7~~7.1.7(a), the board of~~directors~~trustees may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of ~~directors~~trustees in its sole and absolute discretion, as it may deem necessary or advisable in order to determine or ensure the ~~Corporations~~Trust’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the board of ~~directors~~trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
(c) Subject to Section ~~6.1.1~~7.1.1(a)(ii), an underwriter which participates in a publicoffering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate ~~Stock~~Share Ownership Limit, the Common ~~Stock~~Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.
(d) The board of ~~directors~~trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time; or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common ~~Stock~~Share Ownership Limit.
Section ~~6.1.8~~7.1.8. Increase in Aggregate ~~Stock~~Share Ownership Limit and Common ~~Stock~~Share Ownership Limit. Subject to Section ~~6.1.1~~7.1.1(a)(ii), the board of ~~directors~~trustees may from time to time increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons. No decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will be effective for any Person whose percentage of ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, as applicable, until such time as such Person’s percentage of ownership in Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.
Section ~~6.1.9~~7.1.9. Legend. Each certificate for Shares, if certificated, or any written statement of information in lieu of a certificate delivered to a holder of uncertificated Shares, shall bear substantially the following legend:
The Shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the ~~Corporations~~Trust’s maintenance of its status as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the ~~Corporations charter~~Declaration of Trust: (a) no Person may Beneficially Own or Constructively Own Common Shares ~~of Common Stock~~ in excess of 9.8% (in value or number of shares) of the outstanding ~~shares of~~ Common ~~Stock~~Shares unless such Person is an Excepted Holder (in which case the Excepted HolderLimit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own Shares of the ~~Corporation~~Trust in excess of 9.8% of the value of the total outstanding Shares, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own ~~Stock~~Shares that would result in the ~~Corporation~~Trust being “closely held” under Section 856(h) of the Code or otherwise cause the ~~Corporation~~Trust to fail to qualify as a REIT; and (d) other than as provided in the ~~Corporation’s charter~~Declaration of Trust, any Transfer of Shares that, if effective, would result in the Shares being Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares. Any Person who Beneficially Owns or Constructively Owns or
A-4-10

attempts to Beneficially Own or Constructively Own Shares which causes or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the ~~Corporation~~Trust in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in (a), (b) or (c) above are violated, the Shares in excess or in violation of the above limitations will be automatically transferred to a Charitable Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the ~~Corporation~~Trust may redeem Shares upon the terms and conditions specified by the board of ~~directors~~trustees in its sole and absolute discretion if the board of ~~directors~~trustees determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.
All capitalized terms in this legend have the meanings defined in the ~~charter of the Corporation~~Declaration of Trust, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares of the ~~Corporation~~Trust on request and without charge.
Instead of the foregoing legend, the certificate or written statement of information delivered in lieu of a certificate, if any, may state that the ~~Corporation~~Trust will furnish a full statement about certain restrictions on transferability to a ~~Stockholder~~Shareholder on request and without charge.
Section ~~6.2~~7.2. Transfer of Shares in Trust.
Section ~~6.2.1~~7.2.1. Ownership in Trust. Upon any purported Transfer or other event described in Section ~~6.1.1~~7.1.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been Transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section ~~6.1.1~~7.1.1(b). The Charitable Trustee shall be appointed by the ~~Corporation~~Trust and shall be a Person unaffiliated with the ~~Corporation~~Charitable Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the ~~Corporation~~Trust as provided in Section ~~6.2.6~~7.2.6.
Section ~~6.2.2~~7.2.2. Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares. The Prohibited Owner shall have no rights in the shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Charitable Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Charitable Trust.
Section ~~6.2.3~~7.2.3. Distributions and Voting Rights. The Charitable Trustee shall have all voting rights and rights to distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any distribution paid prior to the discovery by the ~~Corporation~~Trust that the Shares have been transferred to the Charitable Trustee shall be paid by the recipient of such distribution to the Charitable Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any distribution so paid to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust, and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority with respect to the Shares held in the Charitable Trust (at the ~~Trustee’s~~Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the ~~Corporation~~Trust that the Shares have been transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the ~~Corporation~~Trust has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article ~~VI~~VII, until the ~~Corporation~~Trust has received notification that Shares have been transferred into a Charitable Trust, the ~~Corporation~~Trust shall be entitled to rely on its share transfer and other ~~Stockholder~~Shareholder records for purposes of preparing lists of ~~Stockholders~~Shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of ~~Stockholders~~Shareholders.
A-4-11

Section ~~6.2.4~~7.2.4. Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the ~~Corporation~~Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section ~~6.1.1~~7.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section ~~6.2.4~~7.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust or (b) the price per share received by the Charitable Trustee from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section ~~6.2.3~~7.2.3 of this Article ~~VI~~VII. Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the ~~Corporation~~Trust that Shares have been transferred to the Charitable Trustee, such shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section ~~6.2.4~~7.2.4, such excess shall be paid to the Charitable Trustee upon demand.
Section ~~6.2.5~~7.2.5. Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the ~~Corporation~~Trust, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the ~~Corporation~~Trust, or its designee, accepts such offer. The ~~Corporation~~Trust shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section ~~6.2.4~~7.2.4. The ~~Corporation~~Trust may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section ~~6.2.3~~7.2.3 of this Article ~~VI~~VII. Upon such a sale to the ~~Corporation~~Trust, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.
Section ~~6.2.6~~7.2.6. Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the ~~Corporation~~Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) the Shares held in the Charitable Trust would not violate the restrictions set forth in Section ~~6.1.1~~7.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the ~~Corporation~~Trust to make such designation nor the failure of the ~~Corporation~~Trust to appoint the Charitable Trustee before the automatic transfer provided in Section ~~6.1.1~~7.1.1(b) shall make such transfer ineffective, provided that the ~~Corporation~~Trust thereafter makes such designation and appointment.
Section ~~6.3~~7.3. Settlement. Nothing in this Article ~~VI~~VII shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article ~~VI~~VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article ~~VI~~VII.
Section ~~6.4~~7.4. Enforcement. The ~~Corporation~~Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article ~~VI~~VII.
Section ~~6.5~~7.5. Non-Waiver. No delay or failure on the part of the ~~Corporation~~Trust or the board of ~~directors~~trustees in exercising any right hereunder shall operate as a waiver of any right of the ~~Corporation~~Trust or the board of ~~directors~~trustees, as the case may be, except to the extent specifically waived in writing.
A-4-12

ARTICLE ~~VII~~VIII
BOARD OF ~~DIRECTORS~~TRUSTEES
Section ~~7.1~~8.1. Number of ~~Directors~~Trustees. The initial number of ~~Directors~~Trustees of the ~~Corporation~~Trust shall be eight. The number of ~~Directors~~Trustees of the ~~Corporation~~Trust may be increased or decreased from time to time pursuant to the bylaws but shall never be less than the minimum number required by the MGCL. The ~~Corporation~~Trust elects pursuant to Section 3-804© of the MGCL that, except as may be provided by the board of ~~directors~~trustees in setting the terms of any class or series of Preferred ~~Stock~~Shares, any and all vacancies on the board of ~~directors~~trustees may be filled only by the affirmative vote of a majority of the remaining ~~directors~~trustees in office, even if the remaining ~~directors~~trustees do not constitute a quorum, and any ~~director~~trustee elected to fill a vacancy shall serve for the remainder of the full term of the ~~directorship~~trusteeship in which such vacancy occurred until his or her successor is duly elected and qualifies. No reduction in the number of ~~Directors~~Trustees shall cause the removal of any ~~Director~~Trustee from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred ~~Stock~~Shares. The names of the ~~Directors~~Trustees who shall serve on the board of ~~directors~~trustees until the next annual meeting of the ~~Stockholders~~Shareholders and until their successor are duly elected and qualify, subject to the filling of vacancies or an increase in the number of ~~Directors~~Trustees prior to the next annual meeting of the ~~Stockholders~~Shareholders, are:
Kevin A. Shields~~,~~
Michael J. Escalante~~,~~
Kathleen S. Briscoe~~,~~
Gregory M. Cazel~~,~~
Ranjit M. Kripalani~~,~~
James F. Risoleo~~,~~
J. Grayson Sanders ~~and~~
Samuel Tang~~.~~
Section ~~7.2~~8.2. REIT Qualification. If the ~~Corporation~~Trust elects to qualify for federal income tax treatment as a REIT, the board of ~~directors~~trustees shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the ~~Corporation~~Trust as a REIT; however, if the board of ~~directors~~trustees determines that it is no longer in the best interests of the ~~Corporation~~Trust to continue to be qualified as a REIT, the board of ~~directors~~trustees may revoke or otherwise terminate the ~~Corporation’s~~Trust’s REIT election pursuant to Section 856(g) of the Code. The board of ~~directors~~trustees also may determine that compliance with any restriction or limitation on ownership and Transfers of Shares set forth in Article ~~VI~~VII is no longer required for REIT qualification. The determination by the board of ~~directors~~trustees that it is no longer in the best interests of the ~~Corporation~~Trust to continue to be qualified as a REIT shall require the concurrence of two-thirds of the board of ~~directors~~trustees.
Section ~~7.3~~8.3. Determinations by the Board. The determination as to any of the following matters, made by or pursuant to the direction of the board of ~~directors~~trustees, shall be final and conclusive and shall be binding upon the ~~Corporation~~Trust and every holder of Shares: (a) the amount of the net income of the ~~Corporation~~Trust for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other distributions on Shares; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the ~~Corporation~~Trust or of any Shares; (e) any interpretation or resolutions of any ambiguity with respect to any provision of the ~~charter~~Declaration of Trust (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any Shares of any class or series) or of the bylaws; (f) the number of Shares of any class or series; (g) any matter relating to the acquisition, holding and disposition of any assets by the ~~Corporation~~Trust; (h) any interpretation of the terms and conditions of one or more agreements with any Person; or (i) any other matter relating to the business and affairs of the ~~Corporation~~Trust or required or permitted by applicable law, the ~~charter~~Declaration of Trust or bylaws or otherwise to be determined by the board of ~~directors~~trustees.
A-4-13

Section ~~7.4~~8.4. Authorization by Board of ~~Stock~~Share Issuance. The board of ~~directors~~trustees may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the board of ~~directors~~trustees may deem advisable (or without consideration in the case of a ~~stock~~share split or ~~stock~~share dividend), subject to such restrictions or limitations, if any, as may be set forth in the ~~charter~~Declaration of Trust or the bylaws.
Section ~~7.5~~8.5. Removal of ~~Directors~~Trustees. Subject to the rights of holders of one or more classes or series of Preferred ~~Stock~~Shares to elect or remove one or more ~~Directors~~Trustees, any ~~Director~~Trustee, or the entire board of ~~directors~~trustees, may be removed from office at any time, but only for cause and then only by the affirmative vote of ~~Stockholders~~Shareholders entitled to cast at least a majority of the votes entitled to be cast generally in the election of ~~Directors~~Trustees. For the purpose of this paragraph, “cause” shall mean, with respect to any particular ~~Director~~Trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such ~~Director~~Trustee caused demonstrable, material harm to the ~~Corporation~~Trust through bad faith or active and deliberate dishonesty.
Section ~~7.6~~8.6. Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of ~~stock~~Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the board of ~~directors~~trustees and taken or approved by the affirmative vote of ~~Stockholders~~Shareholders entitled to cast a majority of all the votes entitled to be cast on the matter.
Section ~~7.7~~8.7. Rights of Objecting ~~Stockholders~~Shareholders. Holders of Shares shall not be entitled to exercise any rights of an objecting ~~stockholder~~Shareholder provided for under Title 3, Subtitle 2 of the MGCL unless the board shall determine that such rights shall apply, with respect to all or any classes or series of Shares, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such Shares would otherwise be entitled to exercise such rights.
ARTICLE ~~VIII~~IX

LIABILITY OF ~~DIRECTORS,~~ TRUSTEES,

OFFICERS AND OTHER AGENTS
Section ~~8.1~~9.1. Limitation of ~~Director~~Trustee and Officer Liability. To the maximum extent permitted by Maryland law, no present or former ~~Director~~Trustee or officer of the ~~Corporation~~Trust shall be liable to the ~~Corporation~~Trust or to any ~~Stockholder~~Shareholder for money damages. Neither the amendment nor repeal of this Section ~~8.1~~9.1, nor the adoption or amendment of any other provision of the ~~charter~~Declaration of Trust or bylaws inconsistent with this Section ~~8.1~~9.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
Section ~~8.2~~9.2. Indemnification.
(a) The ~~Corporation~~Trust shall, to the maximum extent permitted by Maryland law, indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to: (i) any individual who is a present or former ~~Director~~Trustee or officer of the ~~Corporation~~Trust; or (ii) any individual who, while a ~~Director~~Trustee of the ~~Corporation~~Trust and at the request of the ~~Corporation~~Trust, serves or has served as a director, trustee, officer, member, manager, partner or trustee of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his service in such capacity. The rights to indemnification and advancement of expenses provided to a ~~Director~~Trustee or officer hereby shall vest immediately upon election of such ~~Director~~Trustee or officer. With the approval of the board of ~~directors~~trustees, the ~~Corporation~~Trust shall have the power to provide such indemnification and advancement of expenses to any individual who served a predecessor of the ~~Corporation~~Trust in any of the capacities described in (a) or (b) above or to any employee or agent of the ~~Corporation~~Trust. The indemnification and payment or reimbursement of expenses provided herein shall not be deemed exclusive of or limit in any way other rights to which any person
A-4-14

seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.
(b) Neither the amendment nor repeal of this Section ~~8.2~~9.2, nor the adoption or amendment of any other provision of the ~~charter~~Declaration of Trust or bylaws inconsistent with this Section ~~8.2~~9.2, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
ARTICLE ~~IX~~X
AMENDMENT
The ~~Corporation~~Trust reserves the right from time to time to make any amendment to the ~~charter~~Declaration of Trust, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the ~~charter~~Declaration of Trust, of any outstanding Shares.
~~THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.~~
~~FOURTH: The current address of the principal office of the Corporation in the State of Maryland is as set forth in Article III of the foregoing amendment and restatement of the charter.~~
~~FIFTH: The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.~~
~~SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.~~
~~SEVENTH:~~ The ~~undersigned acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation~~Trustees acknowledge this Declaration of Trust to be the trust act of the Trust and as to all matters and facts required to be verified under oath, the undersigned ~~acknowledges~~acknowledge that to the best of ~~his~~their knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
[SIGNATURES ON FOLLOWING PAGE]
A-4-15

IN WITNESS WHEREOF, ~~Griffin Realty Trust, Inc. has caused the foregoing second articles of amendment and restatement to be signed in its name and on its behalf by its Chief Executive Officer and President and attested to by its Secretary on this 4th day of August~~this Declaration of Trust has been executed by the undersigned Trustees on this ___ day of ___________, 2022.
~~ATTEST:~~Signature	Title	~~GRIFFIN REALTY TRUST, INC.~~Date

~~By:~~ /s/ Nina Momtazee Sitzer _______________________Kevin A. Shields	Trustee	~~By: /s/ Michael J. Escalante __________________________~~

~~Nina Momtazee Sitzer~~Michael J. Escalante	Trustee	~~Michael J. Escalante~~

~~Secretary~~Kathleen S. Briscoe	Trustee	~~Chief Executive Officer and President~~

Gregory M. Cazel	Trustee

Ranjit M. Kripalani	Trustee

James F. Risoleo	Trustee

J. Grayson Sanders	Trustee

Samuel Tang	Trustee
A-4-16

APPENDIX A-5
COMPARISON OF RIGHTS OF STOCKHOLDERS PRE-CONVERSION AND POST-CONVERSION
The comparison set forth below is not intended to be an exhaustive discussion of the foregoing and may not contain all the information that is important to you. The summary set forth below assumes, except as otherwise indicated, that the Conversion is approved at the annual meeting.
	Corporation Charter (Pre-Conversion)	REIT Declaration of Trust (Post- Conversion)
Form of Organization	The Company is a Maryland corporation incorporated under the MGCL (codified in Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland).	The Company will be a real estate investment trust organized pursuant to the Maryland REIT Law (codified in Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland).
Authorized Capital Stock
The Company is authorized to issue 1,000,000,000 shares of stock, consisting of 40,000,000 shares of Class A common stock, 75,000,000 shares of Class AA common stock, 5,000,000 shares of Class AAA common stock, 60,000,000 shares of Class D common stock, 440,000,000 shares of Class E common stock, 60,000,000 shares of Class I common stock, 60,000,000 shares of Class S common stock, 60,000,000 shares of Class T common stock, and 200,000,000 shares of preferred stock, of which 10,000,000 are designated as Series A Cumulative Perpetual Convertible Preferred Stock, $0.001 par value per share

The Company will be authorized to issue 1,000,000,000 shares of beneficial interest, consisting of 40,000,000 Class A common shares, 75,000,000 Class AA common shares, 5,000,000 Class AAA common shares, 60,000,000 Class D common shares, 440,000,000 Class E common shares, 60,000,000 Class I common shares, 60,000,000 Class S common shares, 60,000,000 Class T common shares, and 200,000,000 preferred shares, of which 10,000,000 are designated as Series A Cumulative Perpetual Convertible Preferred Shares of Beneficial Interest, $0.001 par value per share

Our board of directors, without any action by our stockholders, may amend our charter from time to time to increase or decrease the aggregate number of shares of capital stock or the number of shares of capital stock of any class or series that we have authority to issue.
No change.
Issuance of Shares
Our board of directors generally may authorize the issuance from time to time of any class or series.

Our charter authorizes our board of directors to classify and reclassify any unissued shares of our common stock and preferred stock into other classes or series of stock. Prior to issuance of shares of each class or series, our board of directors is required by the MGCL and by our charter to set, subject to our charter
No change.
A-5-1

	Corporation Charter (Pre-Conversion)	REIT Declaration of Trust (Post- Conversion)

restrictions on transfer of our stock, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series and to reflect those terms in Articles Supplementary filed with the State of Maryland.

Rights Upon Liquidation
The holder of each share of each class of common stock shall be entitled to be paid, out of assets that are legally available for distribution to the stockholders, a liquidation payment equal to the net asset value per share each such class, but if the available assets are insufficient to pay such liquidation payments, then such assets, or the proceeds thereof, will be distributed among the holders of each class of common stock ratably in the same proportion as the respective amounts would be payable on such shares of each class of common stock if all amounts payable thereon were paid in full.
No change.
Rights Upon Conversion
Each Share of Class T Common Stock, Class S Common Stock and Class D Common Stock shall automatically convert into a number of Shares (including fractional Shares) of Class I Common Stock at the applicable conversion rate at the end of the month in which the dealer manager for a public offering of the Company, in conjunction with the transfer agent for such public offering of the Company, determines that the total selling commissions, dealer manager fees, and distribution fees paid with respect to all shares of common stock held by a stockholder in their account would exceed, in the aggregate, 9.0% (or a lower limit as set forth in an applicable agreement between the dealer manager of such public offering and a participating broker-dealer) of the gross proceeds from the sale of such shares of common stock (including the gross
No change.
A-5-2

	Corporation Charter (Pre-Conversion)	REIT Declaration of Trust (Post- Conversion)
proceeds of any shares issued under a distribution reinvestment plan with respect thereto).

Upon a listing of a class of common stock for trading on a national securities exchange, each share of the classes of common stock not so listed shall automatically convert into a number of shares of the listed class of common stock equal to a fraction, the numerator of which is the net asset value of the Company allocable to the shares of the applicable non-listed class of common stock and the denominator of which is the net asset value of the Company allocable to the shares of the listed class of common stock.
No change.
Voting Rights—Generally
Under Maryland law, with minor exceptions, charter amendments, mergers, consolidations, sales of all or substantially all of the assets, statutory share exchanges, and corporate dissolutions must be declared advisable by our board of directors and approved by the holders of at least a majority of our voting stock.

No change from current charter, except stockholders of the Company are not required to approve (i) the dissolution of the Company or (ii) the sale of all or substantially all of the assets of the Company.

The Company’s bylaws provide that the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum, except as otherwise required under any statute, our charter or the Company’s bylaws for the vote necessary for the adoption of any measure.
No change.
Cumulative Voting for Directors/Trustees	Stockholders do not have the right to cumulate their votes with respect to the election of directors.	No change.
Preemptive Rights	Stockholders do not have preemptive rights to acquire additional shares of the Company’s capital stock unless provided for by the Board of Directors with respect to a specific issuance.	No change.
Dissenters Rights	Stockholders are not entitled to exercise the rights of an objecting stockholder under the MGCL, unless	No change.
A-5-3

	Corporation Charter (Pre-Conversion)	REIT Declaration of Trust (Post- Conversion)
the Board of Directors determines that such rights apply to any transaction in which stockholders would otherwise be entitled to exercise such rights.
Board of Directors/Trustees—Size	The number of directors may be increased or decreased from time to time pursuant to the bylaws but shall never be less than the minimum number required by the MGCL.	No change.
Board of Directors—Composition
The Board of Directors is currently comprised of eight directors: Kevin A. Shields, Michael J. Escalante, Kathleen S. Briscoe, Gregory M. Cazel, Ranjit M. Kripalani, James F. Risoleo, J. Grayson Sanders and Samuel Tang.
No change.
Board of Directors/ Trustees—Classification	The Board of Directors is not currently classified.	No change.
Board of Directors/Trustees—Term	The directors hold office until the next succeeding annual meeting of stockholders and until their successors are duly elected and qualify.	No change.
Board of Directors/ Trustees—Election
The affirmative vote of the holders of at least a majority of the shares of common stock entitled to vote who are present in person or by proxy at the annual meeting at which a quorum is present is required to elect a director.
No change.

Under the MGCL, directors are required to be elected annually; however, failure to hold an annual meeting to elect directors does not affect the corporate existence or any otherwise valid corporate act.
Under the Maryland REIT Law, trustees are required to be elected at least every third year at an annual meeting of shareholders. The Declaration of Trust requires that Trustees be elected annually.
Board of Directors/ Trustees—Removal
Subject to the rights of holders of any series of preferred stock, any director, or the entire board, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors.
No change.
Board of Directors/ Trustees—Vacancies	Pursuant to an election under Subtitle 8 of the MGCL, any vacancies on the Board of Directors may be filled only by a majority of	No change.
A-5-4

	Corporation Charter (Pre-Conversion)	REIT Declaration of Trust (Post- Conversion)
the remaining directors, whether or not sufficient to constitute a quorum.
Shareholder Inspection Rights
Under the MGCL, stockholders may inspect the Company’s bylaws, minutes of the proceedings of the stockholders, annual statements of affairs, and voting trust agreements provided to the Company in accordance with the MGCL. Also under Maryland law, only one or more stockholders of record who collectively have owned 5% or more of a corporation’s common stock for at least six months are entitled to a stockholders’ list.
No change; the Maryland REIT Law provides shareholders the same inspection rights as stockholders of a corporation are entitled to under the MGCL.
Annual Meeting; Annual Report
The Company’s bylaws provide that an annual meeting of our stockholders will be held on a date and at the time set by our Board of Directors, but may not be less than 30 days after delivery of the annual report to stockholders.
No change.
Amendment of Charter/Declaration of Trust
Stockholders have broad rights to approve charter amendments that have been recommended by the Board of Directors, except for certain matters not requiring stockholder approval, i.e., minor changes in name of entity or class of securities, increases or decrease in authorized capital stock, certain reverse stock splits, and matters necessary to preserve REIT income taxation status.
No change.
Bylaws Amendments	The Company’s bylaws provide the Board of Directors exclusive power to adopt, alter or repeal any provision of the bylaws and to make new bylaws.	No change.
Mergers, Consolidations, Sales of Substantially all Assets	Under the MGCL mergers, consolidations and sales of all or substantially of the assets of a corporation require approval by the stockholders of a corporation.	Under the Maryland REIT Law and our proposed Declaration of Trust, shareholders are not required to approve a sale of all or substantially all of the assets of the Company.
Liquidation and Dissolution	Under the MGCL corporate dissolution requires approval by the stockholders of a corporation.	Under our proposed Declaration of Trust, shareholders are not required to approve the liquidation or dissolution of the Company.
Ownership Limitations	With certain limited exceptions, no person may beneficially own, or be deemed to own by virtue of the attribution provisions of the Code,	No change
A-5-5

	Corporation Charter (Pre-Conversion)	REIT Declaration of Trust (Post- Conversion)

more than 9.8% in value of the outstanding shares of the Company’s capital stock or more than 9.8% (by value or number of shares, whichever is more restrictive) of the outstanding shares of the Company’s common stock (the Board of Directors may exempt a person from this ownership limit, establish a special ownership limit for an exempted holder, or increase or decrease the ownership limit, in each case subject to certain conditions).

In the event of a purported transfer or other event that would, if effective, result in the ownership of shares in violation of the ownership limitation, that number of shares that would be owned by the transferee in excess of the ownership limit automatically will be transferred to a trust for the benefit of a charitable beneficiary. The purported transferee will have no right to receive dividends or other distributions on or vote such shares. Within 20 days of receiving notice from the Company that shares have been transferred to the charitable trust, the charitable trustee shall sell the shares held in the charitable trust to a person, designated by the charitable trustee, whose ownership of the shares does not violate the ownership limits set forth in the charter. Furthermore, the Company or its designee may purchase such shares for cash In addition, any purported transfer of shares that, if effective, would result in shares being beneficially owned by less than 100 persons shall be void and the intended transferee shall acquire no rights in such shares.

Annual Meetings of Shareholders
The Company’s bylaws provide that an annual meeting of our stockholders will be held on a date and at the time set by our Board of Directors, but may not be less than 30 days after delivery of the annual report to stockholders.
No change.
A-5-6

	Corporation Charter (Pre-Conversion)	REIT Declaration of Trust (Post- Conversion)
Special Meetings of the Stockholders
The Company’s bylaws provide that the Company’s president, chief executive officer, a majority of the Board of Directors or a majority of the independent directors may call a special meeting of the stockholders. Special meetings of stockholders may also be called by the secretary of the Company upon written request of common stockholders holding in the aggregate not less than 10% of the outstanding shares entitled to be cast on any issue proposed to be considered at any such special meeting.
No change.
	The Company’s bylaws provide that business transacted at the special meeting of stockholders will be limited to the purposes specifically designated in the notice.	No change.
Advance Notice Provisions for Nominations and Business Proposals by Shareholders
The Company’s bylaws provide as follows:

Nominations for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made only

- pursuant to the notice of an annual meeting;
- by or at the direction of the Board of Directors; or
- by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures set forth in the bylaws.

In general, for an annual meeting, notice of stockholder nominations or business proposals must be delivered not earlier than 90 days nor more than the 120 days prior to the first anniversary of the date of the mailing of the preceding year’s proxy statement, unless the annual meeting is advanced or delayed more than 30 days from the
No change.
A-5-7

	Corporation Charter (Pre-Conversion)	REIT Declaration of Trust (Post- Conversion)

anniversary date of the preceding year’s annual meeting, in which case notice must be delivered not earlier than the 120th day or the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which disclosure of the date of mailing of the notice for such meeting is first made

In general, for a special meeting, notice of stockholder nominations must be delivered not earlier than the 120th day prior to the special meeting, and not later than the later of the 90th day prior to the meeting or the 10th day following the day on which the public announcement is first made of the date of the meeting and the nominees proposed by the Board of Directors to be elected at such meeting

Notice of Stockholder Meetings
The Company’s bylaws provide that, not less than 10 nor more than 90 days before each meeting of stockholders, the secretary of the Company shall give notice to each stockholder entitled to vote at such meeting, and to each stockholder not entitled to vote but who is entitled to notice of the meeting, written or printed notice stating the time and place of the meeting, and in the case of a special meeting or as otherwise may be required by the MGCL, the purpose for which the meeting is called. The notice shall be given by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by mail, by transmitting it by electronic mail to any electronic mail address of the stockholder or by any other electronic means or by any other means permitted by Maryland law.
No change.
Shareholder Action by Written Consent	Stockholders may take action by unanimous written consent.	No change.
A-5-8

	Corporation Charter (Pre-Conversion)	REIT Declaration of Trust (Post- Conversion)
State Anti-Takeover Statutes
Maryland Control Share Acquisition Act. Maryland law provides that holders of “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights with respect to the control shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock owned by the acquirer, by officers of the corporation or by employees who are also directors of the corporation. “Control shares” are shares of stock of the corporation which, if aggregated with other shares controlled by the acquirer, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: one-tenth or more but less than one-third, one-third or more but less than a majority, or a majority or more of all voting power. Through provisions in the Company’s bylaws, the Board has elected not to be governed by the provisions of the control share acquisition statute.
No change.

Maryland Business Combination Act. The Maryland Business Combination Act provides that a wide range of transactions between a Maryland corporation and an interested stockholder (defined as a person that, together with its affiliates and associates beneficially owns 10% or more of the outstanding voting power of the outstanding voting stock of the company) are subject to a 5-year moratorium measured from the most recent time an interested stockholder became an interested stockholder. After expiration of the 5-year moratorium, the business combination would be subject to strict fair price rules unless approved by a specified supermajority vote of stockholders. Generally, a corporation my exempt a person from this statute by action taken before the person becomes an
No change.
A-5-9

Corporation Charter (Pre-Conversion)	REIT Declaration of Trust (Post- Conversion)
interested stockholder. By resolution, the Board has elected to exempt any business combination involving us and any person.

Maryland Unsolicited Takeovers Act. Title 3, Subtitle 8 of the MGCL provides that a Maryland corporation with at least three independent directors and a class of equity securities registered under the Exchange Act may elect, notwithstanding any contrary provision of the charter and without stockholder approval, any of the following: (i) a provision classifying the Board (which has the effect of making directors removable for cause only); (ii) a provision that the number of directors of the corporation shall be fixed only by vote of the board of directors; (iii) a provision increasing the threshold of the stockholder vote to remove a director to no more than two-thirds of all votes entitled to be cast; (iv) a provision that gives the Board the exclusive power to fill board vacancies; and (v) a provision increasing the threshold of stockholders required to call a special meeting to a majority of the total voting power. A Maryland corporation may include in its charter or make a binding election (through a board resolution and notice filing with the State of Maryland) that prevents it from making any of the foregoing elections, but the Company has not done so. Pursuant to this statute, we have elected to provide that vacancies on our board of directors be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Through provisions in our charter and bylaws unrelated to this statute, we vest in our board of directors the exclusive power to fix the number of directorships and provides that any and all vacancies on the board
No change.
A-5-10

	Corporation Charter (Pre-Conversion)	REIT Declaration of Trust (Post- Conversion)

of directors may be filled by a majority of the remaining directors, even if the remaining directors do not constitute a quorum. We have not elected to be subject to the other provisions of this statute, nor have we taken any action to preclude our making any further election under this statute.

Shareholder Rights Plan	The Company does not have a stockholder rights plan in effect.	No change.
Liability and Indemnification of Directors/Trustees and Officers	To the maximum extent permitted by Maryland law, the charter limits the liability of directors or officers of the Company to the Company or its stockholders for money damages.	No change.

Under Maryland law, directors may in general be indemnified by the Corporation unless it is established that: the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonest; the director actually received an improper personal benefit in money, property, or services; or in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

Directors and officers of the Company shall be indemnified to the maximum extent permitted by Maryland law.
No change.

To the maximum extent permitted by Maryland law, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any of the Company’s present or former directors or officers; or (ii) any individual who, while serving as a director or officer of the Company and at the Company’s request, serves or has served as a director, officer, member, manager, partner or trustee of another
No change.
A-5-11

	Corporation Charter (Pre-Conversion)	REIT Declaration of Trust (Post- Conversion)

corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his service in such capacity. The Company may, with the approval of the Board of Directors, provide such indemnification and advancement of expenses to any individual who served a predecessor of the Company in any such capacities described in clauses (i) or (ii) above, or to any employee or agent of the Company or a predecessor of the Company.

Distributions
Subject to any preferential rights of any outstanding series of preferred stock, our common stockholders are entitled to such distributions, in cash or other assets of the Company or in shares of stock of the Company, as may be authorized from time to time by the Board of Directors and declared by us.
No change.

The Company’s bylaws provide that the Board of Directors may authorize dividends and other distributions upon shares of the Company’s stock, subject to provisions of law and the charter. Before payment of any dividends or other distributions, the Board of Directors may set aside out of the assets of the Company available for dividends or other distributions such sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Company or for such other purposes of the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.
No change.
A-5-12

Corporation Charter (Pre-Conversion)	REIT Declaration of Trust (Post- Conversion)

The MGCL generally prohibits directors of Maryland corporations from declaring or paying dividends or other distributions such as redemptions and repurchase of stock unless the directors determine that, after giving effect to the dividend or other distribution, the corporation will continue to be able to pay its debts as they come due in the usual course and its liabilities (including in certain circumstances preferred stock liquidation preferences) will not exceed its assets. These determinations may be made either on a book value basis or on a reasonably fair value basis. There are certain exceptions to this rule for payments out of net earnings for the current year, the preceding fiscal year, or the preceding eight fiscal quarters.

The statutory rules for dividends and distributions by Maryland corporations under the MGCL are not applicable to Maryland REITs, although it is anticipated that any distributions to shareholders would not be made in circumstances where a Maryland corporation could not make a comparable dividend payment.

A-5-13

APPENDIX B
NON-GAAP FINANCIAL MEASURES AND CERTAIN OTHER DEFINITIONS
Funds from Operations and Adjusted Funds from Operations
Our management believes that historical cost accounting for real estate assets in accordance with generally accepted accounting principles in the United States (“GAAP”) implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient.
Management is responsible for managing interest rate, hedge and foreign exchange risks. To achieve our objectives, we may borrow at fixed rates or variable rates. In order to mitigate our interest rate risk on certain financial instruments, if any, we may enter into interest rate cap agreements or other hedge instruments and in order to mitigate our risk to foreign currency exposure, if any, we may enter into foreign currency hedges. We view fair value adjustments of derivatives, impairment charges and gains and losses from dispositions of assets as non-recurring items or items which are unrealized and may not ultimately be realized, and which are not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance.
In order to provide a more complete understanding of the operating performance of a REIT, the National Association of Real Estate Investment Trusts (“Nareit”) promulgated a measure known as Funds from Operations (“FFO”). FFO is defined as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, adding back asset impairment write-downs, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships, joint ventures and preferred distributions. Because FFO calculations exclude such items as depreciation and amortization of real estate assets and gains and losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs. As a result, we believe that the use of FFO, together with the required GAAP presentations, provides a more complete understanding of our performance relative to our competitors and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. It should be noted, however, that other REITs may not define FFO in accordance with the current Nareit definition or may interpret the current Nareit definition differently than we do, making comparisons less meaningful.
Additionally, we use Adjusted Funds from Operations (“AFFO”) as a non-GAAP financial measure to evaluate our operating performance. AFFO excludes non-routine and certain non-cash items such as revenues in excess of cash received, amortization of stock-based compensation net, deferred rent, amortization of in-place lease valuation, acquisition-related costs, financed termination fee, net of payments received, gain or loss from the extinguishment of debt, unrealized gains (losses) on derivative instruments, write-off transaction costs and other one-time transactions. FFO and AFFO have been revised to include amounts available to both common stockholders and limits partners for all periods presented.
AFFO is a measure used among our peer group, which includes daily NAV REITs. We also believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies.
Management believes that AFFO is a beneficial indicator of our ongoing portfolio performance and ability to sustain our current distribution level. More specifically, AFFO isolates the financial results of our operations. AFFO, however, is not considered an appropriate measure of historical earnings as it excludes certain significant costs that are otherwise included in reported earnings. Further, since the measure is based on historical financial information, AFFO for the period presented may not be indicative of future results or our future ability to pay our dividends. By providing FFO and AFFO, we present information that assists investors in aligning their analysis with management’s analysis of long-term operating activities.
For all of these reasons, we believe the non-GAAP measures of FFO and AFFO, in addition to income (loss) from operations, net income (loss) and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful to investors in evaluating the performance of our real estate portfolio. However, a material limitation associated with FFO and AFFO is that they are not indicative of our cash available to fund distributions since other uses of cash, such as capital expenditures at our properties and principal payments of debt, are not deducted when calculating FFO and AFFO. The use of AFFO as a measure of long-term operating performance on value is also limited if we do not continue to operate under our current business plan as noted above. AFFO is useful in assisting management and investors in assessing our ongoing ability to generate cash flow from operations and continue as a going concern in future operating periods, and in particular, after the offering and acquisition stages are complete. However, FFO and AFFO are not useful measures in evaluating NAV because impairments are taken into account in determining NAV but not in determining FFO and AFFO. Therefore, FFO and AFFO should not be viewed as a more prominent measure of performance than income (loss) from operations, net income (loss) or to cash flows from operating activities and each should be reviewed in connection with GAAP measurements.
Neither the SEC, Nareit, nor any other applicable regulatory body has opined on the acceptability of the adjustments contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP performance measure. In the future, the SEC or Nareit may decide to standardize the allowable exclusions across the REIT industry, and we may have to adjust the calculation and characterization of this non-GAAP measure.
Our calculation of FFO and AFFO is presented in the following table for the years ended December 31, 2021, 2020 and 2019 (in thousands, except per share amounts):
	Year Ended December 31,
	2021	2020	2019
Net income (loss)	$11,570	$(5,774)	$37,044
Adjustments:
Depreciation of building and improvements	125,388	93,979	80,393
Amortization of leasing costs and intangibles	84,598	67,366	73,084
Impairment provision	4,242	23,472	30,734
Equity interest of depreciation of building and improvements - unconsolidated entities	—	1,438	2,800
Equity interest of amortization of intangible assets - unconsolidated entities	—	1,751	4,632
Loss (Gain) from disposition of assets	326	(4,083)	(29,938)
Equity interest of gain on sale - unconsolidated entities	(8)	—	(4,128)
Impairment of unconsolidated entities	—	1,906	6,927
FFO	$226,116	$180,055	$201,548
Distributions to redeemable preferred shareholders	(9,698)	(8,708)	(8,188)
FFO attributable to common stockholders and limited partners	$216,418	$171,347	$193,360
Reconciliation of FFO to AFFO:
FFO attributable to common stockholders and limited partners	$216,418	$171,347	$193,360
Adjustments:
Non-cash earn-out adjustment	—	(2,581)	(1,461)
Revenues in excess of cash received, net	(10,780)	(25,686)	(19,519)
Amortization of share-based compensation	7,470	4,108	2,614
Deferred rent - ground lease	2,064	2,065	1,353
Amortization of above/(below) market rent, net	(1,323)	(2,292)	(3,201)
Amortization of debt premium/(discount), net	409	412	300
Amortization of below tax benefit amortization	1,252	—	—
Amortization of ground leasehold interests	(350)	(290)	(52)
Non-cash lease termination income	—	—	(10,150)
Financed termination fee payments received	—	7,557	6,065
Company’s share of revenues in excess of cash received (straight-line rents) - unconsolidated entity	—	505	528
Unrealized loss (gain) on investments	(15)	31	307

	Year Ended December 31,
	2021	2020	2019
Company’s share of amortization of above market rent - unconsolidated entity	—	1,419	3,696
Performance fee adjustment	—	—	(2,604)
Unconsolidated joint venture valuation adjustment	—	4,452	—
Employee separation expense	777	2,666	—
Write-off of reserve liability	(1,166)	—	—
Write-off of transaction costs	65	4,427	252
Transaction expense	966	$—	$—
AFFO available to common stockholders and limited partners	$215,787	$168,140	$171,488
FFO per share, basic and diluted	$0.63	$0.65	$0.76
AFFO per share, basic and diluted	$0.63	$0.64	$0.68

Weighted-average common shares outstanding - basic EPS	309,250,873	230,042,543	222,531,173
Weighted-average OP Units	31,838,889	31,919,525	30,947,370
Weighted-average common shares and OP Units outstanding - basic FFO/AFFO	341,089,762	261,962,068	253,478,543
Net Debt plus Preferred
Net debt plus preferred (“Net Debt plus Preferred”) is a non-GAAP financial measure calculated as total debt plus unconsolidated debt (pro rata share), less cash and cash equivalents (excluding restricted cash) plus Series A Preferred equity.
EBITDAre
EBITDAre (“EBITDAre”) is a non-GAAP financial measure defined by Nareit as: (a) GAAP Net Income plus (b) interest expense plus (c) income tax expense plus (d) depreciation and amortization plus/minus (e) losses and gains on the disposition of depreciated property, including losses/gains on change of control plus (f) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate.
Normalized EBITDA
Normalized EBITDA (“Normalized EBITDA”) is a non-GAAP financial measure calculated as EBITDAre (as defined by Nareit), modified to exclude nonroutine items such as acquisition-related expenses, employee separation expenses and other non-routine costs. Normalized EBITDAre also omits the Normalized EBITDAre impact of properties sold during the period and extrapolate the operations of acquired properties to estimate a full quarter of ownership.
Same Store NOI
Net operating income is a non-GAAP financial measure calculated as net (loss) income, the most directly comparable financial measure calculated and presented in accordance with GAAP, excluding equity in the earnings of our unconsolidated real estate joint ventures, general and administrative expenses, interest expense, depreciation and amortization, impairment of real estate, gains or losses on early extinguishment of debt, gains or losses on sales of real estate, investment income or loss and termination income. Same store net operating income (“Same Store NOI”) is net operating income for properties held for the entirety of all periods presented.
Normalized Cash G&A
Normalized cash G&A (“Normalized Cash G&A”) is accrued general and administrative expenses modified to exclude noncash items such as amortization of restricted stock compensation, severance costs and non-recurring items such as employee separation expenses and dead deal costs. Normalized Cash G&A also omits the impact of additional G&A for acquisitions during the period.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Stockholder Meeting
1520 E. Grand Avenue,
El Segundo, CA 90245
on [ ], 2022

Please detach at perforation before mailing.

GRIFFIN REALTY TRUST, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [ ], 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GRIFFIN REALTY TRUST, INC. The undersigned stockholder of Griffin Realty Trust, Inc., a Maryland corporation, hereby appoints Javier F. Bitar and Nina Momtazee Sitzer, and each of them as proxies with full power of substitution in each of them, to attend the 2022 Annual Meeting of Stockholders of Griffin Realty Trust, Inc. to be held on [ ], 2022, at [ ] Pacific Time at the offices of Griffin Realty Trust, Inc., 1520 E. Grand Avenue, El Segundo, California 90245, and at any adjournments or postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the annual meeting, including matters incident to its conduct. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

When properly executed, this proxy will be voted as specified by the undersigned stockholder. IF NO VOTING INSTRUCTION IS GIVEN AS TO ANY OF THEM. THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 3, 4 AND 5 AND "FOR" EACH OF THE NOMINEES NAMED IN PROPOSAL 2.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

GRT_32913_080222

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on [ ], 2022.
The Notice of Annual Meeting of Stockholders and Proxy Statement for this meeting are available at:
https://www.proxy-direct.com/grt-32913

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals The Board of Directors recommends a vote FOR the Proposals.

	FOR	AGAINST	ABSTAIN
01. Kevin A. Shields	☐	☐	☐
02. Michael J. Escalante	☐	☐	☐
03. Kathleen S. Briscoe	☐	☐	☐
04. Gregory M. Cazel	☐	☐	☐
05. Ranjit M. Kripalani	☐	☐	☐
06. James F. Risoleo	☐	☐	☐
07. J. Grayson Sanders	☐	☐	☐
08. Samuel Tang	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.	☐	☐	☐
4.	To approve, on an advisory (non-binding) basis, the compensation paid to the Company's Named Executive Officers as set forth in the proxy statement for the Company's 2022 annual meeting of stockholders.	☐	☐	☐
5.	To approve the adjournment of the Company's 2022 annual meeting of stockholders to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Conversion Proposal.	☐	☐	☐
6.	Such other business properly presented at the meeting or any adjournments thereof.			

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx GRT 32913 xxxxxxxx